                                     [LOGO]

                           AMERICAN PERFORMANCE FUNDS
                    The Right Fit For Your Investment Goals

                                 MIDYEAR REPORT
                                February 29, 2000

                                   [GRAPHIC]

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER
--------------------------------------------------------------------------------
Dear Shareholders:

We are pleased to present this report for the six months ended February 29, 2000, a period that was a good one for the financial markets in general, and for the American Performance Funds in particular. While they were certainly volatile, technology stocks led the equity market higher. Few other sectors experienced the same astonishing gains. While the environment in the bond market was challenging, we are pleased to note that all of our fixed income funds continued to perform well.

We are also pleased to report that investors continued to invest in mutual funds--and we are pleased to report that many chose the American Performance Funds. Over the course of six months, total net assets under management rose 9%, increasing from roughly $1.572 billion to $1.717 billion at the end of the six-month period.

Turning to the Markets . . .

According to many of the major indices, the six-month period ended February 29, 2000 once again demonstrated the stunning strength of the bull market. Looking beyond the headlines, however, the story was somewhat different. In our opinion, without technology, the S&P 500 Stock Index/1/ (S&P) would have been flat for this six-month period. The twelve months ended December 31, 1999 illustrated the situation even more clearly. During this period, 10 stocks accounted for 70% of the S&P's return. Eight of these issues were technology companies. 52% of the 500 stocks in the S&P were down for the year. More than half of this group saw declines of 20% or more. We believe, had technology stocks been excluded, the S&P would have produced a lower return. Over the course of 1999, the rising tide of technology stocks did not raise all boats-- or even a few drifting nearby.

Enthusiasm reigns

Of course, none of this escaped the Federal Reserve Board (the Fed). During the period, rates were hiked three times in an effort to slow the economy and, as has become increasingly obvious, dampen the enthusiasm for technology and "new economy" stocks--enthusiasm that Chairman Alan Greenspan considers clearly overblown. With each increase, the markets did experience a sell off, but, beyond providing a buying opportunity for investors who missed out earlier, these pullbacks had little impact. As the new year opened, it became clear that the time-honored measures of corporate viability, such as earnings and cash flow, were being ignored. If and when valuations of technology issues were discussed at all, "projected revenues", in some cases, projected years in advance, were used as yardsticks. As a result, as the period drew to a close, the Price-to-Earnings ratios of the top-performing stocks--where earnings could be measured-were in the triple digits versus the P/E ratio for the market as a whole, which hovered, in the low twenties.

Needless to say, in such an environment, interest in fixed income securities was also scarce. On the positive side, the anticipated Y2K effect proved to be a non-event. At the same time, however, the Fed hiked interest rates--and made it very clear that they were willing to do more in the months ahead if the economy did not show signs of slowing. As a result, despite a relatively positive environment for bonds--a solid economy and a Fed determined to stamp any inflationary sparks--investor disinterest was noticeable as the period drew to a close.
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The S&P 500 Stock Index is an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The American Performance Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges.

The American Performance Funds are distributed by BISYS Fund Services.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Irrational, misplaced or . . . right?

Looking at the impact on both the stock and bond markets, it is clear that the story for the past several months--indeed, the past several years--has been the astounding rise of the technology sector. Even the most skeptical investor has had to admit that these companies may, in fact, offer unprecedented opportunity. Technology is transforming the way we live and the way business is being conducted. U.S. companies are at the forefront of this revolution--and it is a revolution that is spreading worldwide. The potential that these companies represent could very well be unprecedented at home and in markets abroad.

Some of the enthusiasm we have seen for these issues may not be entirely misplaced. At this point, however, the valuation gap between these stocks and all others is large. Eventually, technology/internet stocks should face a correction and the divergence should be resolved--if for no other reason than that the values available in other sectors may become too attractive to ignore.

If a correction in valuations takes place, the markets may be relatively volatile--or seem to be. As pointed out earlier, the indices are now highly reflective of the performance of technology issues. Just as they pulled the major indices dramatically higher in the months past, any decline or correction in the technology stocks could drag the averages significantly lower in the months ahead. Most companies are not in the same boat as the technology/internet issues--nor are widely diversified stock portfolios. Having suffered from neglect over the past two years, we believe the average stock is not likely to see the type of drop that a technology issue might in a correction.

As a result, we are optimistic about the prospects for the months ahead. Our economy remains strong. The Fed is determined to control inflation--and to this end, we expect to see one or two more tightening moves in the months ahead. This could create upward pressure on rates during the early part of the year. Later in the year, however, as the economy slows, we expect to see them fall back a bit. A slower economy, we believe, will create a positive backdrop for both stocks and bonds.

In closing . . .

We would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future. As always, if you would like to learn more about the American Performance Funds, please do not hesitate to contact us at 1-800-762-7085, or you can visit our Website at http://www.apfunds.com. Please read the prospectus carefully before investing.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

/s/ James L. Huntzinger

James L. Huntzinger
Chief Investment Officer
Bank of Oklahoma, N.A.

AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------
As widely anticipated, the Fed increased short-term interest rates three times during the six months ended February 29, 2000. These moves were prompted by evidence that the economy was moving along at a red-hot pace--and Chairman Greenspan's growing and very public discomfort with the rapidly escalating valuation of the stock market. But enthusiasm for certain issues was so high, the impact of the rate hikes on the stock market was fleeting. As the period drew to a close, however, evidence of slowing was beginning to appear on the fringes of the economy.

Nonetheless, it is increasingly clear that the three hikes done to date will not be sufficient to slow either the economy or the stock market enough to satisfy the Fed. With economies worldwide on the rebound, they now have the "air cover" necessary to raise rates at home and keep inflation at bay. As a result, we expect to see the Fed move once or twice again to raise rates in the months ahead to cool off the economy. To this end, maturities in the money markets funds have been pulled in to increase their flexibility. As a result, both are well positioned to take full advantage of the higher short-term rates we see ahead.

The American Performance Cash Management Fund

Anticipating that rates would rise, the Fund was invested with an eye toward flexibility during the six month period ended February 29, 2000. Average maturities were pulled in. Moreover, securities selected for investment included a variety of short-term fixed and variable instruments. As a result, the Fund benefited handsomely from the rising rate environment. For the six and twelve-month periods ended February 29, 2000, Lipper Analytical Services ranked our Fund in the 34th and 31st percentile or 122 of 366 and 106 of 350 funds in the Money Market Funds category, respectively./1/

The American Performance U.S. Treasury Fund

All in all, it was a very good period for investors in short Treasuries. Reaction to any disruption due to Y2K would have been swiftest and surest in this market--thus investors here experienced relief as January 1, 2000 came and went without incident. Also, yields moved up with rates. By the period's end, returns were far more significant than they were just one year ago. Moreover, given the Fed's current tightening bias, we expect to see yields go higher in the months ahead. With this in mind, the Fund's average maturity has been pulled into 24 days in recent weeks. Consequently, the Fund has the flexibility to capitalize on any increase in rates.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Cash Management Fund ranked 106 out of 350, 99 out of 279 and 78 out of 230 for the one- three- and five-year periods, respectively, for the money market funds category as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 2/29/00.

An investment in the money market funds is not insured or guaranteed by the
FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUNDS
--------------------------------------------------------------------------------
To no one's surprise, the Fed hiked short-term rates three times during the six months ended February 29, 2000. Reassured that inflation was under control, the stock market rumbled higher--while bonds wilted in the face of higher rates. Very simply, the higher stocks climbed the lower enthusiasm for bonds fell. Also, as 1999 drew to a close, many investors chose to take losses in bonds to shelter stock gains. Municipal markets were particularly hard hit in this regard. All fixed income markets, however, were affected to a greater or lesser degree by this phenomenon. As a result, the period was a relatively difficult one for virtually all fixed income investors.

Looked at from a long-term perspective, however, all was not doom and gloom in the marketplace. The long anticipated, Y2K was a non-event, and yes, the Fed did reverse from loosening to tightening, but the hikes were made to slow the activity and control inflation. Slowing is already apparent on the fringes of the economy. In the months ahead, the impact of these moves should become even more apparent. What inflationary sparks there are will be contained--which will, ultimately, be a strong positive for the fixed-income market.

None of this, however, succeeded in pulling investors' attention away from the stock markets. This, we believe, may be the situation for some time to come. Investors, including money market investors are watching the stock market thinking that it will provide the first clues that the economy is slowing-- which in our opinion is an inevitability. At what point a slowdown will happen, and how high the Fed will have to move rates before they begin to pinch, is unclear. What is very clear, however, is their determination to cool off the red-hot economy. Consequently, we believe the months ahead will be better ones for the fixed income investors. Moreover, we have shortened maturities in our funds as much as possible to position the funds to take advantage of the higher short-rate environment that likely lies ahead.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------
While all sectors of the fixed income markets suffered as interest rates rose early in the six months ended February 29, 2000, the longer end of the municipal bond markets was particularly hard hit.

Not only did values fall as rates rose, many wealthy investors sought to shelter stock market gains by taking losses in bonds--and the municipal bonds were among the most frequently chosen to go. Later in the period, however, the government's announcement that its bond buyback would begin sooner than expected led to a firming of long-term Treasuries, and some of the enthusiasm flowed in the direction of municipal bonds.

Nonetheless, this firming in the final two months of the period was not enough to compensate for the weakness in the first four. Focused on high quality securities in the longer end of the yield curve, the Fund produced a total return of 0.17% (without sales charge)+ for the six months ended February 29, 2000. Over the same period, its benchmark, the Lehman Brothers Municipal Bond Index, produce a total return of -0.02%.

Better Days Ahead

We believe the impact of the Fed's recent action to slow growth should begin to produce results in the months ahead. If not, the Fed is clearly willing to do more. Consequently, we expect to see the long bond trend downward as we move through the year. The end result should be an environment that is far more positive for municipal bond investors--a stable, slow growth low inflation climate where, after years of growing tax revenues, the credit quality of municipalities nationwide is very high.

As of February 29, 2000, approximately 95.6% of the Fund's net assets were invested in a laddered portfolio of securities issued by municipalities in some 21 states across the country. The average credit quality of these securities was AA; the average maturity was 9.8 years with an effective duration of 5.8 years. The remainder of the Fund's assets was held in cash equivalents.++

 Average Annual Total Return


  2/29/00          Load*  No-Load
 --------------------------------
  1 Year           -4.67% -1.71%
 --------------------------------
  5 Year            4.03%  4.66%
 --------------------------------
  Since Inception   4.97%  5.39%
  (5/29/92)


                                    [CHART]

          Intermediate Tax-Free   Intermediate Tax-Free     Lehman Brothers
             Bond (No-Load)         Bond Fund (Load)*     Municipal Bond Index

5/29/92         10,000                    9,699                  10,000
8/31/92         10,314                   10,004                  10,347
8/31/93         11,506                   11,160                  11,636
8/31/94         11,709                   11,357                  11,652
8/31/95         12,601                   12,222                  12,685
8/31/96         13,065                   12,673                  13,480
8/31/97         13,952                   13,532                  14,726
8/31/98         14,967                   14,517                  16,000
8/31/99         14,984                   14,534                  16,080
2/29/00         15,019                   14,567                  16,076

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 3.00%, the Fund's return for the period was - 2.88%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
Designed to generate yield, the Fund was heavily weighted in mortgage-backed securities over the course of the period. Having increased exposures in this group over the past year, these securities continued to offer investors a "relatively better deal" both in terms of credit quality and yield than others in the short-end of the curve. Here, as with our other fixed income funds, mortgage-backs contributed to the Fund's performance. For the six and twelve-month periods ended February 29, 2000, Lipper Analytical Services ranked our Fund in the 14th and 39th percentile or 16 of 114 and 43 of 111 funds in the Short Investment Grade Debt Funds category, respectively. Even more impressively, for the three year period ending the same date, the Fund is ranked #1 out of 99 funds in its category. The Fund was also rated 4 stars by Morningstar among 1,676 fixed income funds for the 12-month period ended February 29, 2000./1/,/2/

As impressive as this relative performance is, however, the period was a lackluster one for fixed income investors in general. Having shortened maturities to maximize its flexibility, the Fund was able to capitalize to some extent on the increase in interest rates and produce a total return of 2.49% (without sales charge)+ for the six months ended February 29, 2000. Its benchmark, the Merrill Lynch 1-5 = Year U.S. Government/Corporate Index produced a total return of 1.72% over the same period.

As of February 29, 2000, approximately 84.4% of the Fund's net assets were invested in mortgage-backed securities, 0.9% in asset-backed securities, 2.0% in corporate bonds, 11% in U.S. Treasury and agency-related securities with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 2.5 years; the average credit quality was AAA.++

 Average Annual Total Return


  2/29/00          Load* No-Load
 -------------------------------
  1 Year           1.50%  3.62%
 -------------------------------
  5 Year           5.69%  6.11%
 -------------------------------
  Since Inception  5.56%  5.95%
  (10/19/94)

                                    [CHART]


            Short-Term Income      Short-Term           Merrill Lynch U.S.
             Fund (No-Load)     Income Fund (Load)*  Govt./Corp. 1-5 yr. Index

10/19/94         10,000                9,804                   10,000
 8/31/95         10,481               10,276                   10,879
 8/31/96         10,967               10,752                   11,410
 8/31/97         11,828               11,596                   12,288
 8/31/98         12,830               12,578                   13,288
 8/31/99         13,300               13,040                   13,730
 2/29/00         13,633               13,365                   13,966

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/The American Performance Short Term Income Fund ranked 43 out of 111, 1 out of 99 and 11 out of 68 for the one- three- and five-year periods, respectively, for the short investment grade debt funds category as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 2/29/00.
/2/Morningstar proprietary ratings reflect risk-adjusted performance through February 29, 2000. The ratings are subject to change every month. Past performance is no guarantee for future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-year period and 4 stars for the five-year period and was not rated for the 10-year period. It was rated among 1,676 and 1,263 fixed income funds for the three- and five-year periods, respectively. The top ten percent of funds in a rating category receive five stars; the next 22.5% receive four stars; the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star.
+With the maximum sales charge of 2.00%, the Fund's return for the period was 0.46%.
++The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch 1-5-Year U.S. Government/Corporate Index, an unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
Throughout the six months ended February 29, 2000, the Fund was heavily weighted in mortgage-backed securities in an effort to capture yield. In this respect, the group did not disappoint and the higher yields on these securities contributed to the Fund's performance. For the six and twelve-month periods ended February 29, 2000, Lipper Analytical Services ranked our Fund in the 23rd and 31st percentile or 25 of 109 and 32 of 103 funds in the Short Intermediate Investment Grade Debt Funds category./1/

Despite this high ranking, however, the six months ended February 29, 2000 were somewhat disappointing ones for intermediate funds in general as the impact of rising rates was felt. Our Fund was no exception. The Fund's benchmark the Lehman Brothers Intermediate Government/Corporate Bond produced a return of 1.45% over the course of the period, the Fund generated a return of 1.81% (without sales charge).+

Anticipating higher rates ahead, the Fund's maturities were shortened throughout the period in an effort to maximize its flexibility. As of February 29, 2000, the average maturity of the Fund's portfolio was 4.4 years; the average credit quality of the portfolio's holdings was AA. As of February 29, 2000 5.2% of the Fund's net assets were invested in asset-backed securities, 49.2% in mortgage-related securities, 20.6% in corporate bonds, 4.4% in municipal bonds, 15.3% in U.S. Treasury securities and government agencies, with the remainder invested in cash and cash equivalents.++

 Average Annual Total Return


  2/29/00          Load*  No-Load
 --------------------------------
  1 Year           -0.68%  2.40%
 --------------------------------
  5 Year            5.22%  5.86%
 --------------------------------
  Since Inception   6.22%  6.57%
  (9/28/90)

                                    [CHART]


               Intermediate Bond     Intermediate     Lehman Brothers Inter.
                 Fund (No-Load)    Bond Fund (Load)*  Govt./Corp. Bond Index

9/28/90              10,000              9,699                 10,000
8/31/91              11,142             10,807                 11,194
8/31/92              12,525             12,148                 12,663
8/31/93              13,657             13,247                 13,825
8/31/94              13,502             13,096                 13,776
8/31/95              14,422             13,988                 15,079
8/31/96              14,914             14,466                 15,747
8/31/97              16,163             15,678                 17,076
8/31/98              17,587             17,058                 18,609
8/31/99              17,873             17,335                 19,018
2/29/00              18,207             17,660                 19,294
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Intermediate Bond Fund ranked 32 out of 103, 7 out of 75 and 25 out of 59 for the one-, three- and five-year periods, respectively, for the short intermediate investment grade debt funds category as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 2/29/00.

+With the maximum sales charge of 3.00%, the Fund's return for the period was - 1.23%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUND
-------------------------------------------------------------------------------
Given the environment, yield was emphasized throughout the period. As a result, the fund continued to be heavily weighted in mortgage-backed securities. While this sector continued to generate solid yield, the impact of rising rates coupled with investors' total disinterest in fixed income securities was felt. The portfolio also had some exposure in the long end of the Treasury market, which benefited as the government announced the earlier-than-expected start of its buyback program. But, even for these issues, the period was a lackluster one. For the six months ended February 29, 2000, the Fund produced a total return of 1.82% (without sales charge)+ versus a return of 1.93% for its benchmark, the Salomon Brothers Broad (Investment Grade) Bond Index.

We are pleased that the Fund continued to perform well. For the six and twelve-month periods ended February 29, 2000, Lipper Analytical Services ranked our Fund in the 27th and 28th percentile or 79 of 297 and 76 of 279 funds in the Intermediate Investment Grade Debt Funds category, respectively./1/

As of the same date, approximately 2.2% of the Fund's net assets were invested in asset-backed securities, 51.3% in mortgage-backed securities, 20.4% in corporate bonds, 7.6% in municipal bonds, 13.9% in U.S. Treasury and agency-related securities with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was approximately 8 years; the average credit quality was AA.++


 Average Annual Total Return


  2/29/00          Load*  No-Load
 --------------------------------
  1 Year           -2.99%  1.08%
 --------------------------------
  5 Year            5.64%  6.50%
 --------------------------------
  Since Inception   6.81%  7.28%
  (9/28/90)

                                    [CHART]


                                                    Salomon Brothers (Investment
          Bond Fund (No-Load)   Bond Fund (Load)*         Grade) Bond Index

9/28/90         10,000                9,597                     10,000
8/31/91         11,312               10,856                     11,365
8/31/92         12,750               12,236                     12,922
8/31/93         14,248               13,675                     14,354
8/31/94         13,975               13,412                     14,146
8/31/95         15,122               14,513                     15,754
8/31/96         15,552               14,925                     16,404
8/31/97         17,111               16,422                     18,044
8/31/98         19,091               18,322                     19,939
8/31/99         19,034               18,267                     20,114
2/29/00         19,388               18,606                     20,502

-------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 4.00%, the Fund's return for the period was-2.23%.

/1/The American Performance Bond Fund ranked 76 out 279, 21 out of 203 and 45 out of 149 for the one-, three- and five-year periods, respectively for the intermediate investment grade debt funds category as reported by Lipper Analytical Services. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 2/29/00.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
-------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BALANCED FUND
-------------------------------------------------------------------------------
Despite all the sound and fury in the financial markets, the six months ended February 29, 2000 were good ones for the Fund. While large cap growth stocks generally did well, several tech names in the portfolio were among the market's strongest performers. Our holdings in the small cap sector and, even more surprisingly given the market's current growth bias, our holdings in the value arena also produced positive returns. The environment in the bond markets was somewhat more challenging. But Fund's holdings here were focused on mortgage-backed securities, which continued to generate strong cash flows.

In short, throughout the period, the portfolio's holdings worked together to move forward--rather than has been the case in the past of stronger sectors compensating for weakness of others. Consequently, for the six months ended February 29, 2000, the Fund produced a total return of 3.64% (without sales charge) +, versus its benchmarks, the S&P 500 Stock Index and the Salomon Brothers Broad (Investment Grade) Bond Index, which posted total returns of 4.10% and 1.93% respectively.

Slower growth ahead

Despite seemingly unbounded enthusiasm for large cap technology issues, in recent weeks it was clear that investors are now beginning to look beyond them. With the valuation gap between these issues and all others in the marketplace so wide, attractive opportunities abound--and many, as we saw with the brief "old economy" rally at the end of the period, have become just too tempting to ignore. As a result, we expect to see the market broaden in the coming months--and those investors who have stood strong and maintained diversified portfolios to benefit. We're also optimistic about the prospects for the fixed income markets in the months ahead. With rates moving higher, the inflation-adjusted returns on long and intermediate bonds is now very attractive.

As of February 29, 2000, approximately 64% of the Fund's net assets were invested in stocks and 32.8% in bonds
 Average Annual Total Return


  2/29/00          Load*  No-Load
 --------------------------------
  1 Year            0.71%  6.02%
 --------------------------------
  Since Inception  13.55% 14.79%
  (6/1/95)

and the remainder in cash and equivalents. The average credit quality of the fixed income holdings in the portfolio was AA; the average maturity was 8.7 years. The top five holdings in the equity portion of the Fund's portfolio were Microsoft Corp. (3.27% of net assets), Cisco Systems, Inc. (3.08%), General Electric Co. (3.08%), Intel Corp. (3.01%) and Oracle Corp. (1.60%).++


                                    [CHART]


           Balanced   Balanced   S&P 500   Salomon Brothers
             Fund       Fund      Stock   (Investment Grade)   Lipper Balanced
          (No-Load)    (Load)*    Index       Bond Index        Funds Average

 6/1/95    10,000       9,497    10,000         10,000              10,000
8/31/95    10,698      10,159    10,361         10,165              10,528
8/31/96    11,860      11,263    12,229         10,584              11,673
8/31/97    14,983      14,229    17,295         11,642              14,527
8/31/98    15,665      14,877    18,699         12,864              14,931
8/31/99    18,565      17,631    26,143         12,977              17,713
2/29/00    19,241      18,273    27,215         13,227              18,347

-------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the period was-1.56%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
-------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------
Despite Chairman Greenspan's musings, investors seem to live in a world of their own throughout the six months ended February 29, 2000. Over the course of the period, they drove several of the large cap tech stocks to record highs and pumped money into the hottest areas of the "new economy"--fiber optics, wireless, semi conductors and biotechnology. All other sectors of the market suffered from neglect.

Market-weighted in the technology sector, the portfolio did participate in the market's rise. Holdings in Oracle (1.84% of net assets), Qualcomm (1.05%), Applied Materials (1.12%), Sun Microsystems (1.25%) and Powertel (0.43%) made very impressive contributions to performance. But, as always, we remained committed to our diversified strategy--and our positions in other sectors just could not keep up with the torrid pace set by the tech stocks. For the six months ended February 29, 2000, the Fund posted a total return of 2.01% (without sales charge)+ versus its benchmark, the S&P 500 Stock Index, which posted a return of 4.10% over the same period.++

Old Economy versus the New

Very simply, activity in the stock market reflects activity in the economy. Thus it is no surprise that, given their rate of growth and rapidly expanding role in our economy, technology and telecommunication stocks have been the focus of literally all eyes. Yet, unlike many tech issues, many "old line" businesses generate large, steady revenues and, even more intriguingly, will never face the threat of overnight obsolescence.

We believe, at some point--though it is impossible to predict how or what will trigger it--market valuations should be resolved. Moreover, as the tech stocks move higher, the risks involved in investing solely in this sector increase as well. As a result, while our portfolio is well represented in the tech arena, we remain committed to a diversified strategy.

As of February 29, 2000, the top five holdings in the Fund's portfolio were

 Average Annual Total Return


  2/29/00          Load*  No-Load
 --------------------------------
  1 Year            0.61%  5.89%
 --------------------------------
  5 Year           19.52% 20.76%
 --------------------------------
  Since Inception  14.51% 15.14%
  (9/28/90)

Cisco Systems, Inc. (4.84% of net assets), General Electric Co. (4.28%), Intel Corp. (3.73%), Microsoft Corp. (3.66%) and Home Depot, Inc. (1.84%).++

                                    [CHART]

                  Equity (No-Load)      Equity (Load)*     S&P 500 Stock Index

     9/28/90           10,000                9,497               10,000
     8/31/91           12,457               11,830               13,345
     8/31/92           11,961               11,359               14,406
     8/31/93           13,770               13,077               16,586
     8/31/94           14,411               13,686               17,491
     8/31/95           17,256               16,388               21,243
     8/31/96           20,453               19,424               25,216
     8/31/97           28,681               27,230               35,459
     8/31/98           28,910               27,455               38,338
     8/31/99           36,982               35,121               53,600
     2/29/00           37,726               35,827               55,798

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the period was-3.11%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------

While large cap growth stocks did well during the six months ended February 29, 2000, a very small number of names experienced the gains that made the headlines. With holdings in many of these issues, like Oracle (3.24% of net assets), Qualcomm (2.05%), Sun Microsystems (2.93%), Corning (1.32%) and Applied Materials (1.03%), the Fund participated in the rise. Yet, our portfolio, like most diversified funds held positions in companies that were beyond the spotlight's glare. Lacking the "sizzle" necessary to attract investors' attention, many large cap growth issues struggled during the period.++

Ultimately, because industry averages are now so reflective of the performance of tech and telecom names, a good many "old economy" large cap growth issues underperformed. Invested in these issues as well as technology, the Fund's performance was impacted. For the six months ended February 29, 2000, the Fund posted a total return of 10.05% (without sales charge)+ versus its benchmark, the S&P 500 Stock Index, which posted a return of 4.10% over the same period.

Risks increase with rewards

As the reign of the technology and telecomm stocks rolls on, it seems harder than ever to believe it will ever end. Yet as these groups move higher, the valuation disparity between them and all other groups in the market place widens--and the risks involved in investing in these sectors increases. Inevitably, the valuation gap will be resolved--if for no other reason than the values available in other sectors become too attractive to ignore.

In recent weeks as many "old economy" growth stocks hit bargain levels, we have seen some evidence that this will lead to better performance. We believe that, despite their lack of glamour and relatively low current stock prices, old-line businesses are not wilting away. Moreover, at current levels, there are outstanding opportunities available for investors pursuing a diversified strategy such as ours. As a result, we are optimistic about the prospects for the fund in the months ahead.


 Average Annual Total Return


  2/29/00          Load*  No-Load
 --------------------------------
  1 Year           10.58%  16.40%
 --------------------------------
  Since Inception  24.85%  27.65%
  (11/3/97)

As of February 29, 2000 the top five equity holdings in the Fund's portfolio were Microsoft Corp. (6.96% of net assets), Cisco Systems, Inc. (6.61%), Intel Corp. (6.22%), General Electric Co., (4.79%) and Oracle Corp. (3.24%).++


                                    [CHART]


                      Growth Equity        Growth Equity
                      Fund (No-Load)        Fund (Load)*      S&P 500 Index

        11/3/97           10,000               9,500             10,000
        8/31/98           11,269              10,702             10,605
        8/31/99           16,023              15,217             14,827
        2/29/00           17,634              16,747             15,435

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

+With the maximum sales charge of 5.00%, the Fund's return for the period was 4.58%.

++The composition of the Fund's portfolio is subject to change.

Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

AMERICAN PERFORMANCE SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
The sheer attractiveness of values available in the small cap sector persuaded investors to give the group some long overdue attention during the six months ended February 29, 2000. As a result, the valuation gap between the small caps and larger issues narrowed over the course of the period. Nonetheless, in this sector like all others, growth issues led the way--and here, technology, telecom and biotech stocks were investors' clear favorites.

Well represented in these groups, the Fund benefited from the impressive gains posted by names such as Incyte Pharmaceutical (2.66% of net assets), Protein Design Lab (2.11%), Aspect Communications (1.17%), and Mercury Interactive (2.56%). At the same time, however, the Fund held positions in other sectors-- and like other diversified funds, performance was impacted by investors' lack of enthusiasm for "old economy" businesses, no matter how strong their fundamentals. As a result, for the six months ended February 29, 2000, the Fund posted a total return of 17.11% (without sales charge)+ versus its benchmark, the S&P SmallCap 600 Index, which posted a return of 24.21% over the same period.++

Plenty of Room to Grow

Looking ahead, we expect the Fed to persevere and succeed in slowing our economy. In a slower economy, larger capitalization companies can rely on overseas markets to maintain and, even increase revenues. Smaller cap issues do not always have this opportunity. Realizing this, enthusiasm for the small cap sector is now somewhat muted--and may remain so until the direction of the economy is resolved.

At the same time, the valuation gap between small and large cap issues still looms. Astonishingly attractive opportunities still abound--and, even in the light of a slower economy, many are too attractive to be ignored much longer. As a result, we are optimistic about the prospects for the small cap sector in general and for the fund in particular in the months ahead.
 AVERAGE ANNUAL TOTAL RETURN


  2/29/00          Load* No-Load
 -------------------------------
  1 year           17.52  23.68
 -------------------------------
  Since Inception  15.99  21.96
  (2/17/99)


As of February 29, 2000 the Fund's top five holdings were Incyte
Pharmaceuticals (2.66% of net assets), Mercury Interactive Corp. (2.56%), Protein Design Labs, Inc. (2.11%), IDEC Pharmaceuticals Corp. (1.87%) and Micrel, Inc. (1.67%).++


                                    [CHART]


               Small Cap Equity          Small Cap
                Fund (No-Load)       Equity Fund (Load)*    Small Cap 600 Index

2/17/99            10,000                   9,500                   10,000
2/28/99             9,920                   9,421                    9,984
8/31/99            10,477                   9,949                   10,877
2/29/00            12,269                  11,651                   13,510

--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
+With the maximum sales charge of 5.00%, the Fund's return for the six-month period was 11.26%.
++The composition of the Fund's portfolio is subject to change.
Certain fees of the Fund are currently being waived, resulting in higher returns than would occur if full fees were charged.
The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small-capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 14

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 20

                       Schedules of Portfolio Investments
                                    Page 25

                         Notes to Financial Statements
                                    Page 72

                              Financial Highlights
                                    Page 77

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 29, 2000
                                  (Unaudited)

                                                         U.S.          Cash
                                                       Treasury     Management
                                                         Fund          Fund
                                                     ------------  ------------
ASSETS:
 Investments, at amortized cost....................  $188,258,104  $458,023,750
 Repurchase agreements, at cost....................   306,811,166   153,670,670
                                                     ------------  ------------
 Total Investments.................................   495,069,270   611,694,420
 Interest and dividends receivable.................        48,888     2,458,070
 Prepaid expenses and other assets.................         6,125        12,387
                                                     ------------  ------------
   Total Assets....................................   495,124,283   614,164,877
                                                     ------------  ------------
LIABILITIES:
 Dividends payable.................................     2,041,867     2,295,644
 Payable for investments purchased.................            --    10,000,000
 Payable for capital shares redeemed...............         1,100            --
 Accrued expenses and other payables:
  Investment advisory fees.........................       165,321       126,424
  Administration fees..............................        16,230        15,038
  Other liabilities................................        14,014        37,216
                                                     ------------  ------------
   Total Liabilities...............................     2,238,532    12,474,322
                                                     ------------  ------------
COMPOSITION OF NET ASSETS:
 Capital...........................................   492,889,842   601,691,196
 Undistributed net investment income...............         7,932         7,509
 Accumulated net realized losses on investment
  transactions.....................................       (12,023)       (8,150)
                                                     ------------  ------------
   Net Assets......................................  $492,885,751  $601,690,555
                                                     ============  ============
 Shares of beneficial interest issued and
  outstanding......................................   492,889,842   601,691,196
                                                     ============  ============
 Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number
   of shares authorized)...........................  $       1.00  $       1.00
                                                     ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 29, 2000
                                  (Unaudited)

                             Intermediate
                               Tax-Free                 Intermediate
                                 Bond      Short-Term       Bond         Bond
                                 Fund      Income Fund      Fund         Fund
                             ------------  -----------  ------------  -----------
ASSETS:
 Investments, at value
  (Cost $27,413,015;
  $64,617,164; $85,010,812
  and $58,553,309,
  respectively)............  $26,849,390   $63,410,778  $82,888,896   $56,912,720
 Interest and dividends
  receivable...............      337,237       382,863      795,027       653,636
 Receivable for investments
  sold.....................           --           629          726            --
 Prepaid expenses and other
  assets...................        1,552         2,817        3,328         3,175
                             -----------   -----------  -----------   -----------
   Total Assets............   27,188,179    63,797,087   83,687,977    57,569,531
                             -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable.........      101,745       341,794      417,191       302,045
 Payable for investments
  purchased................           --            --        1,880            --
 Accrued expenses and other
  payables:
  Investment advisory fees.        7,624            --       23,102        16,000
  Administration fees......          893         2,086        2,734         1,884
  Distribution fees........           --         8,692       16,502        11,429
  Other liabilities........        4,016        24,751       19,784        13,190
                             -----------   -----------  -----------   -----------
   Total Liabilities.......      114,278       377,323      481,193       344,548
                             -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital...................   27,637,766    64,816,186   86,166,597    59,405,913
 Undistributed
  (distributions in excess
  of) net investment
  income...................       15,281        21,650      (12,699)        8,164
 Accumulated net realized
  losses on investment
  transactions.............      (15,521)     (211,686)    (825,198)     (548,505)
 Net unrealized
  depreciation on
  investments..............     (563,625)   (1,206,386)  (2,121,916)   (1,640,589)
                             -----------   -----------  -----------   -----------
   Net Assets..............  $27,073,901   $63,419,764  $83,206,784   $57,224,983
                             ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding..............    2,647,744     6,452,563    8,356,913     6,319,386
                             ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per
  share: ($0.00001
  par value per share,
  unlimited number of
  shares authorized).......  $     10.23   $      9.83  $      9.96   $      9.06
                             ===========   ===========  ===========   ===========
 Maximum Sales Charge......         3.00%         2.00%        3.00%         4.00%
                             ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%-maximum sales
  charge) of net asset
  value adjusted to the
  nearest cent) per share..  $     10.55   $     10.03  $     10.27   $      9.44
                             ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                               February 29, 2000
                                  (Unaudited)

                                                          Growth     Small Cap
                             Balanced       Equity        Equity       Equity
                               Fund          Fund          Fund         Fund
                            -----------  ------------  ------------  ----------
ASSETS:
 Investments, at value
  (Cost $55,546,346;
  $111,915,330;
  $122,115,379 and
  $6,884,131,
  respectively)...........  $60,163,797  $153,685,878  $169,107,920  $8,297,143
 Interest and dividends
  receivable..............      286,694       177,079        88,340       4,968
 Deferred organization
  costs...................           --            --        20,366          --
 Prepaid expenses and
  other assets............        2,295         4,778         3,750       1,999
                            -----------  ------------  ------------  ----------
   Total Assets...........   60,452,786   153,867,735   169,220,376   8,304,110
                            -----------  ------------  ------------  ----------
LIABILITIES:
 Payable for capital
  shares redeemed.........           --            --           413          --
 Accrued expenses and
  other payables:
  Investment advisory
   fees...................       20,217        62,794        67,048          --
  Administration fees.....        1,964         5,028         5,481         263
  Distribution fees.......           --        31,397        33,524          --
  Other liabilities.......       13,795        32,218        27,102       9,788
                            -----------  ------------  ------------  ----------
   Total Liabilities......       35,976       131,437       133,568      10,051
                            -----------  ------------  ------------  ----------
COMPOSITION OF NET ASSETS:
 Capital..................   56,209,640   105,713,193   120,907,777   7,047,932
 Undistributed
  (distributions in excess
  of) net investment
  income..................      214,946         2,319      (144,824)      4,512
 Accumulated undistributed
  (distributions in excess
  of) net realized gains
  on investment
  transactions............     (625,227)    6,250,238     1,331,314    (171,397)
 Net unrealized
  appreciation on
  investments.............    4,617,451    41,770,548    46,992,541   1,413,012
                            -----------  ------------  ------------  ----------
   Net Assets.............  $60,416,810  $153,736,298  $169,086,808  $8,294,059
                            ===========  ============  ============  ==========
 Shares of beneficial
  interest issued and
  outstanding.............    4,706,977     9,965,012    11,165,512     685,869
                            ===========  ============  ============  ==========
 Net asset value and
  redemption price per
  share: ($0.00001 par
  value per share,
  unlimited number of
  shares authorized)......  $     12.84  $      15.43  $      15.14  $    12.09
                            ===========  ============  ============  ==========
 Maximum Sales Charge.....         5.00%         5.00%         5.00%       5.00%
                            ===========  ============  ============  ==========
 Maximum Offering Price
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted to
  the nearest cent) per
  share...................  $     13.52  $      16.24  $      15.94  $    12.73
                            ===========  ============  ============  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 29, 2000
                                  (Unaudited)

                                                          U.S.         Cash
                                                        Treasury    Management
                                                          Fund         Fund
                                                       -----------  -----------
Investment Income:
 Interest income.....................................  $12,343,229  $15,669,141
                                                       -----------  -----------
   Total Income......................................   12,343,229   15,669,141
                                                       -----------  -----------
Expenses:
 Investment advisory fees............................      920,435    1,117,568
 Administration fees.................................      460,217      558,784
 Distribution fees...................................      575,270      698,477
 Fund accounting fees................................       49,070       57,042
 Custodian fees......................................       69,035       83,820
 Transfer agent fees.................................       46,882       58,531
 Trustees fees.......................................        4,838        5,760
 Other expenses......................................       74,512       77,104
                                                       -----------  -----------
   Total Expenses....................................    2,200,259    2,657,086
 Expenses voluntarily reduced........................     (575,270)  (1,117,568)
                                                       -----------  -----------
   Net Expenses......................................    1,624,989    1,539,518
                                                       -----------  -----------
 Net Investment Income...............................   10,718,240   14,129,623
                                                       -----------  -----------
Realized Gains On Investments
 Net realized gains on investment transactions.......           --          283
                                                       -----------  -----------
 Net realized gains on investments...................           --          283
                                                       -----------  -----------
Change in net assets resulting from operations.......  $10,718,240  $14,129,906
                                                       ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 29, 2000
                                  (Unaudited)

                               Intermediate
                                 Tax-Free   Short-Term  Intermediate
                                   Bond       Income        Bond         Bond
                                   Fund        Fund         Fund         Fund
                               ------------ ----------  ------------  ----------
Investment Income:
 Interest income.............   $ 763,689   $2,126,095  $ 2,950,494   $2,160,616
 Dividend income.............       6,336           --           --           --
 Dividend income from
  affiliates.................          --       58,820       36,587       30,030
                                ---------   ----------  -----------   ----------
   Total Income..............     770,025    2,184,915    2,987,081    2,190,646
                                ---------   ----------  -----------   ----------
Expenses:
 Investment advisory fees....      79,285      176,993      234,438      165,999
 Administration fees.........      28,831       64,361       85,251       60,364
 Distribution fees...........      36,038       80,451      106,563       75,454
 Fund accounting fees........       8,329       34,877       30,276       20,255
 Custodian fees..............       4,325        9,654       12,788        9,055
 Transfer agent fees.........       5,345        7,156       10,590        6,578
 Trustees fees...............         186          728        1,130          728
 Other expenses..............       9,366       24,603       22,104       17,076
                                ---------   ----------  -----------   ----------
   Total Expenses............     171,705      398,823      503,140      355,509
 Expenses voluntarily
  reduced....................     (64,869)    (202,738)     (85,251)     (60,364)
                                ---------   ----------  -----------   ----------
   Net Expenses..............     106,836      196,085      417,889      295,145
                                ---------   ----------  -----------   ----------
 Net Investment Income.......     663,189    1,988,830    2,569,192    1,895,501
                                ---------   ----------  -----------   ----------
Realized/Unrealized Losses On
 Investments:
 Net realized losses on
  investment transactions....      (9,976)    (154,378)    (259,522)    (478,012)
 Change in unrealized
  depreciation on investment
  transactions...............    (625,594)    (252,173)    (780,040)    (368,934)
                                ---------   ----------  -----------   ----------
 Net realized and unrealized
  losses on investments......    (635,570)    (406,551)  (1,039,562)    (846,946)
                                ---------   ----------  -----------   ----------
Change in net assets
 resulting from operations...   $  27,619   $1,582,279  $ 1,529,630   $1,048,555
                                =========   ==========  ===========   ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                   For the six months ended February 29, 2000
                                  (Unaudited)

                                                            Growth     Small Cap
                                  Balanced                  Equity       Equity
                                    Fund     Equity Fund     Fund         Fund
                                 ----------  -----------  -----------  ----------
Investment Income:
 Interest income...............  $  670,208  $        --  $        --  $      288
 Dividend income...............     213,751    1,134,048      543,404      27,185
 Dividend income from
  affiliates...................      55,035       68,878      152,969       6,134
                                 ----------  -----------  -----------  ----------
   Total Income................     938,994    1,202,926      696,373      33,607
                                 ----------  -----------  -----------  ----------
Expenses:
 Investment advisory fees......     219,056      594,552      532,265      26,372
 Administration fees...........      59,205      172,334      154,280       7,644
 Distribution fees.............      74,005      215,417      192,849       9,555
 Fund accounting fees..........      16,411       26,881       23,720       2,739
 Audit fees....................       3,856        7,090        6,596       4,664
 Custodian fees................       8,881       25,851       23,143       1,147
 Organization fees.............          --           --        5,278          --
 Registration and filing fees..       2,911        4,028        8,143       3,076
 Transfer agent fees...........       6,416       21,516       19,225         764
 Trustees fees.................         728        2,408        1,740          72
 Other expenses................       8,702       26,301       20,159       1,357
                                 ----------  -----------  -----------  ----------
   Total Expenses..............     400,171    1,096,378      987,398      57,390
 Expenses voluntarily reduced..    (168,733)    (163,718)    (146,567)    (35,927)
                                 ----------  -----------  -----------  ----------
   Net Expenses................     231,438      932,660      840,831      21,463
                                 ----------  -----------  -----------  ----------
 Net Investment income (loss)..     707,556      270,266     (144,458)     12,144
                                 ----------  -----------  -----------  ----------
Realized/Unrealized Gains
 (Losses) On Investments:
 Net realized gains (losses) on
  investment transactions......    (557,000)   7,330,149    1,385,612    (142,209)
 Change in unrealized
  appreciation/(depreciation)
  on investment transactions...   1,910,555   (3,367,440)  12,354,570   1,376,485
                                 ----------  -----------  -----------  ----------
 Net realized and unrealized
  gains on investments.........   1,353,555    3,962,709   13,740,182   1,234,276
                                 ----------  -----------  -----------  ----------
Change in net assets resulting
 from operations...............  $2,061,111  $ 4,232,975  $13,595,724  $1,246,420
                                 ==========  ===========  ===========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                              U.S. Treasury Fund             Cash Management Fund
                         ------------------------------  ------------------------------
                          Six Months                      Six Months
                             Ended        Year Ended         Ended        Year Ended
                         February 29,     August 31,     February 29,     August 31,
                             2000            1999            2000            1999
                         -------------  ---------------  -------------  ---------------
                          (Unaudited)                     (Unaudited)
From Investment
 Activities:
Operations:
  Net investment income. $  10,718,240  $    17,366,637  $  14,129,623  $    23,363,383
  Net realized gains
   (losses) on
   investment
   transactions.........            --          (12,023)           283           (8,431)
                         -------------  ---------------  -------------  ---------------
 Change in net assets
  from operations.......    10,718,240       17,354,614     14,129,906       23,354,952
                         -------------  ---------------  -------------  ---------------
Distributions to
 Shareholders:
  From net investment
   income...............   (10,718,240)     (17,366,637)   (14,129,623)     (23,363,383)
                         -------------  ---------------  -------------  ---------------
 Change in net assets
  from shareholder
  distributions.........   (10,718,240)     (17,366,637)   (14,129,623)     (23,363,383)
                         -------------  ---------------  -------------  ---------------
Capital Transactions:
  Proceeds from shares
   issued...............   577,357,609    1,310,712,928    664,711,408    1,239,471,976
  Dividends reinvested..        74,717           48,968          9,670           22,689
  Cost of shares
   redeemed.............  (478,961,559)  (1,304,653,860)  (614,910,855)  (1,154,176,913)
                         -------------  ---------------  -------------  ---------------
 Change in net assets
  from capital
  transactions..........    98,470,767        6,108,036     49,810,223       85,317,752
                         -------------  ---------------  -------------  ---------------
 Change in net assets...    98,470,767        6,096,013     49,810,506       85,309,321
Net Assets:
  Beginning of period...   394,414,984      388,318,971    551,880,049      466,570,728
                         -------------  ---------------  -------------  ---------------
  End of period......... $ 492,885,751  $   394,414,984  $ 601,690,555  $   551,880,049
                         =============  ===============  =============  ===============
Share Transactions:
  Issued................   577,357,609    1,310,712,928    664,711,408    1,239,471,976
  Reinvested............        74,717           48,968          9,670           22,689
  Redeemed..............  (478,961,559)  (1,304,653,860)  (614,910,855)  (1,154,176,913)
                         -------------  ---------------  -------------  ---------------
 Change in Shares.......    98,470,767        6,108,036     49,810,223       85,317,752
                         =============  ===============  =============  ===============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                 Intermediate
                                   Tax-Free                  Short-Term
                                  Bond Fund                  Income Fund
                           -------------------------  --------------------------
                            Six Months                 Six Months
                              Ended      Year Ended      Ended       Year Ended
                           February 29,  August 31,   February 29,   August 31,
                               2000         1999          2000          1999
                           ------------  -----------  ------------  ------------
                           (Unaudited)                (Unaudited)
From Investment
 Activities:
Operations:
  Net investment income... $   663,189   $ 1,323,754  $ 1,988,830   $  3,172,014
  Net realized gains
   (losses) on investment
   transactions...........      (9,976)      160,296     (154,378)       (26,791)
  Net change in unrealized
   depreciation on
   investment
   transactions...........    (625,594)   (1,455,800)    (252,173)    (1,389,792)
                           -----------   -----------  -----------   ------------
 Change in net assets from
  operations..............      27,619        28,250    1,582,279      1,755,431
                           -----------   -----------  -----------   ------------
Distributions to
 Shareholders:
  From net investment
   income.................    (663,189)   (1,323,754)  (1,988,830)    (3,172,014)
  From net realized gains.    (165,841)      (95,497)          --             --
  In excess of net
   realized gains ........          --            --           --        (16,447)
                           -----------   -----------  -----------   ------------
 Change in net assets from
  shareholder
  distributions...........    (829,030)   (1,419,251)  (1,988,830)    (3,188,461)
                           -----------   -----------  -----------   ------------
Capital Transactions:
  Proceeds from shares
   issued.................   1,791,793     7,046,579    7,885,038     59,412,745
  Dividends reinvested....     268,846       276,273      522,309        999,811
  Cost of shares redeemed.  (4,538,441)   (6,032,443)  (7,104,369)   (28,845,926)
                           -----------   -----------  -----------   ------------
 Change in net assets from
  capital transactions....  (2,477,802)    1,290,409    1,302,978     31,566,630
                           -----------   -----------  -----------   ------------
 Change in net assets.....  (3,279,213)     (100,592)     896,427     30,133,600
Net Assets:
  Beginning of period.....  30,353,114    30,453,706   62,523,337     32,389,737
                           -----------   -----------  -----------   ------------
  End of period........... $27,073,901   $30,353,114  $63,419,764   $ 62,523,337
                           ===========   ===========  ===========   ============
Share Transactions:
  Issued..................     173,943       647,376      795,232      5,897,473
  Reinvested..............      26,101        25,272       52,760         99,303
  Redeemed................    (441,132)     (553,996)    (718,882)    (2,874,678)
                           -----------   -----------  -----------   ------------
 Change in Shares.........    (241,088)      118,652      129,110      3,122,098
                           ===========   ===========  ===========   ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                           Intermediate Bond Fund             Bond Fund
                          --------------------------  --------------------------
                           Six Months                  Six Months
                             Ended       Year Ended      Ended       Year Ended
                          February 29,   August 31,   February 29,   August 31,
                              2000          1999          2000          1999
                          ------------  ------------  ------------  ------------
                          (Unaudited)                 (Unaudited)
From Investment
 Activities:
Operations:
  Net investment income.. $ 2,569,192   $  5,095,981  $ 1,895,501   $  3,378,030
  Net realized gains
   (losses) on investment
   transactions..........    (259,522)        61,996     (478,012)        95,329
  Net change in
   unrealized
   depreciation on
   investment
   transactions..........    (780,040)    (3,713,168)    (368,934)    (3,614,380)
                          -----------   ------------  -----------   ------------
 Change in net assets
  from operations........   1,529,630      1,444,809    1,048,555       (141,021)
                          -----------   ------------  -----------   ------------
Distributions to
 Shareholders:
  From net investment
   income................  (2,569,192)    (5,095,981)  (1,895,501)    (3,378,030)
                          -----------   ------------  -----------   ------------
 Change in net assets
  from shareholder
  distributions..........  (2,569,192)    (5,095,981)  (1,895,501)    (3,378,030)
                          -----------   ------------  -----------   ------------
Capital Transactions:
  Proceeds from shares
   issued................   3,403,621     17,508,773    2,878,034     22,322,799
  Dividends reinvested...     997,077      1,884,498    1,053,934      1,787,424
  Cost of shares
   redeemed..............  (7,286,644)   (13,991,464)  (8,581,436)   (10,575,786)
                          -----------   ------------  -----------   ------------
 Change in net assets
  from capital
  transactions...........  (2,885,946)     5,401,807   (4,649,468)    13,534,437
                          -----------   ------------  -----------   ------------
 Change in net assets....  (3,925,508)     1,750,635   (5,496,414)    10,015,386
Net Assets:
  Beginning of period....  87,132,292     85,381,657   62,721,397     52,706,011
                          -----------   ------------  -----------   ------------
  End of period.......... $83,206,784   $ 87,132,292  $57,224,983   $ 62,721,397
                          ===========   ============  ===========   ============
Share Transactions:
  Issued.................     339,196      1,687,759      314,932      2,343,736
  Reinvested.............      99,135        181,866      115,259        186,871
  Redeemed...............    (725,444)    (1,353,613)    (940,707)    (1,103,597)
                          -----------   ------------  -----------   ------------
 Change in Shares........    (287,113)       516,012     (510,516)     1,427,010
                          ===========   ============  ===========   ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                    Balanced Fund                Equity Fund
                               -------------------------  --------------------------
                                Six Months                 Six Months
                                  Ended      Year Ended      Ended       Year Ended
                               February 29,  August 31,   February 29,   August 31,
                                   2000         1999          2000          1999
                               ------------  -----------  ------------  ------------
                               (Unaudited)                (Unaudited)
From Investment Activities:
Operations:
  Net investment income......  $   707,556   $ 1,322,110  $    270,266  $    637,691
  Realized gains (losses) on
   investment transactions...     (557,000)    4,705,901     7,330,149    27,915,926
  Net change in unrealized
   appreciation/(depreciation)
   on investment
   transactions..............    1,910,555     1,669,615    (3,367,440)   17,311,573
                               -----------   -----------  ------------  ------------
 Change in net assets from
  operations.................    2,061,111     7,697,626     4,232,975    45,865,190
                               -----------   -----------  ------------  ------------
Distributions to
 Shareholders:
  From net investment income.     (722,678)   (1,294,489)     (360,905)     (657,274)
  From net realized gains....   (4,749,345)   (2,183,054)  (28,849,701)  (10,290,881)
                               -----------   -----------  ------------  ------------
 Change in net assets from
  shareholder distributions..   (5,472,023)   (3,477,543)  (29,210,606)  (10,948,155)
                               -----------   -----------  ------------  ------------
Capital Transactions:
  Proceeds from shares
   issued....................    7,268,209    15,425,879     6,060,242    19,316,113
  Dividends reinvested.......    5,469,184     3,472,606    26,460,920    10,603,164
  Cost of shares redeemed....   (5,480,723)   (7,203,269)  (37,584,555)  (48,023,525)
                               -----------   -----------  ------------  ------------
 Change in net assets from
  capital transactions.......    7,256,670    11,695,216    (5,063,393)  (18,104,248)
                               -----------   -----------  ------------  ------------
 Change in net assets........    3,845,758    15,915,299   (30,041,024)   16,812,787
Net Assets:
  Beginning of period........   56,571,052    40,655,753   183,777,322   166,964,535
                               -----------   -----------  ------------  ------------
  End of period..............  $60,416,810   $56,571,052  $153,736,298  $183,777,322
                               ===========   ===========  ============  ============
Share Transactions:
  Issued.....................      543,700     1,132,779       352,424     1,089,565
  Reinvested.................      415,420       261,784     1,632,730       628,771
  Redeemed...................     (406,871)     (526,889)   (2,140,054)   (2,683,372)
                               -----------   -----------  ------------  ------------
 Change in Shares............      552,249       867,674      (154,900)     (965,036)
                               ===========   ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                            Growth Equity Fund           Small Cap Equity Fund
                         --------------------------  ------------------------------
                          Six Months                  Six Months  February 17, 1999
                            Ended       Year Ended      Ended          through
                         February 29,   August 31,   February 29,    August 31,
                             2000          1999          2000         1999 (a)
                         ------------  ------------  ------------ -----------------
                         (Unaudited)                 (Unaudited)
From Investment
 Activities:
Operations:
  Net investment income
   (loss)............... $   (144,458) $     15,523   $   12,144     $   11,531
  Net realized gains
   (losses) on
   investment
   transactions.........    1,385,612    18,308,527     (142,209)        61,567
  Net change in
   unrealized
   appreciation on
   investment
   transactions.........   12,354,570    16,661,213    1,376,485         36,527
                         ------------  ------------   ----------     ----------
 Change in net assets
  from operations.......   13,595,724    34,985,263    1,246,420        109,625
                         ------------  ------------   ----------     ----------
Distributions to
 Shareholders:
  From net investment
   income...............           --       (52,151)     (17,783)        (2,885)
  In excess of net
   investment income....           --       (99,796)          --             --
  From net realized
   gains................  (18,261,639)   (3,188,583)     (90,755)            --
                         ------------  ------------   ----------     ----------
 Change in net assets
  from shareholder
  distributions.........  (18,261,639)   (3,340,530)    (108,538)        (2,885)
                         ------------  ------------   ----------     ----------
Capital Transactions:
  Proceeds from shares
   issued...............   29,384,571    41,764,899      177,053      7,523,215
  Dividends reinvested..   17,606,396     3,093,162       90,872            163
  Cost of shares
   redeemed.............   (8,614,552)  (19,803,332)    (501,292)      (240,574)
                         ------------  ------------   ----------     ----------
 Change in net assets
  from capital
  transactions..........   38,376,415    25,054,729     (233,367)     7,282,804
                         ------------  ------------   ----------     ----------
 Change in net assets...   33,710,500    56,699,462      904,515      7,389,544
Net Assets:
  Beginning of period...  135,376,308    78,676,846    7,389,544             --
                         ------------  ------------   ----------     ----------
  End of period......... $169,086,808  $135,376,308   $8,294,059     $7,389,544
                         ============  ============   ==========     ==========
Share Transactions:
  Issued................    1,830,526     2,881,072       16,310        729,012
  Reinvested............    1,118,577       231,194        8,406             17
  Redeemed..............     (537,711)   (1,349,518)     (44,339)       (23,537)
                         ------------  ------------   ----------     ----------
 Change in Shares.......    2,411,392     1,762,748      (19,623)       705,492
                         ============  ============   ==========     ==========

--------
(a) Period from commencement of operations.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

 Principal                                                          Amortized
  Amount                     Security Description                      Cost
 ---------    --------------------------------------------------   ------------
 U.S. Treasury Bills (38.2%):
 $175,000,000 5.69%, 4/27/00....................................   $173,424,385
   15,000,000 4.62%, 5/25/00....................................     14,833,719
                                                                   ------------
  Total U.S. Treasury Bills                                         188,258,104
                                                                   ------------
 Repurchase Agreements (62.2%):
   23,000,000 Bear Stearns, 5.75%, 3/1/00, (Purchased on
               2/29/00, proceeds at maturity $23,003,674,
               collateralized by $23,000,000 U.S. Treasury Note,
               7.00%, 7/15/06, market value $23,547,632)........     23,000,000
  110,000,000 JP Morgan, 5.76%, 3/1/00, (Purchased on 2/29/00,
               proceeds at maturity $110,017,600, collateralized
               by $113,013,000 U.S. Treasury Notes, 5.88%,
               11/15/04 and 5.63%, 2/28/01, market value
               $112,200,785)....................................    110,000,000
   23,000,000 Merrill Lynch, 5.55%, 3/1/00, (Purchased on
               2/29/00, proceeds at maturity $23,003,546,
               collateralized by $23,940,000 U.S. Treasury Note,
               5.88%, 11/15/05, market value $23,478,012).......     23,000,000
   23,000,000 Morgan Stanley, 5.70%, 3/1/00, (Purchased on
               2/29/00, proceeds at maturity $23,003,642,
               collateralized by $24,120,000 U.S. Treasury Bill,
               0.00%, 7/20/00, market value $23,579,712)........     23,000,000

 Principal                                                        Amortized
  Amount                    Security Description                     Cost
 ---------    ------------------------------------------------   ------------
 Repurchase Agreements, continued:
 $104,811,166 SG Cowen, 5.75%, 3/1/00, (Purchased on 2/29/00,
               proceeds at maturity $104,827,907,
               collateralized by $107,778,000 U.S. Treasury
               Notes, 5.50% to 6.50%, 10/31/01 to 10/15/06,
               market value $107,034,094).....................   $104,811,166
   23,000,000 Warburg Dillon Read, LLC, 5.77%, 3/1/00,
               (Purchased on 2/29/00, proceeds at maturity
               $23,003,686, collateralized by $21,401,000 U.S.
               Treasury Note, 7.25%, 8/15/22, market value
               $23,507,146)...................................     23,000,000
                                                                 ------------
  Total Repurchase Agreements                                     306,811,166
                                                                 ------------
  Total Investments (Cost $495,069,270)
   (a) --100.4%                                                   495,069,270
  Liabilities in excess of other assets--(0.4)%                    (2,183,519)
                                                                 ------------
  Total Net Assets--100.0%                                       $492,885,751
                                                                 ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

 Principal                          Security                         Amortized
  Amount                          Description                           Cost
 ---------    ---------------------------------------------------   ------------
 Certificates of Deposit (3.3%):
 Yankee (3.3%):
 $ 10,000,000 Bayerische Hypo Vereinsbank AG, 5.19%*, 3/15/00....   $  9,998,748
   10,000,000 Rabobank Nederland NY, 5.60%, 6/14/00..............      9,999,173
                                                                    ------------
 Total Certificates of Deposit                                        19,997,921
                                                                    ------------
 Commercial Paper (25.4%):
 Automotive (0.8%):
    5,000,000 General Motors Corp., 5.76%, 3/10/00...............      4,992,800
                                                                    ------------
 Banking (4.2%):
    5,000,000 Merita North America, Inc., 5.37%, 3/20/00.........      4,985,829
   10,000,000 Svenska Handelsbanken, Inc., 5.38%, 6/1/00.........      9,999,999
   10,000,000 UBS Finance, 5.30%, 4/14/00........................      9,935,222
                                                                    ------------
                                                                      24,921,050
                                                                    ------------
 Beverages & Tobacco (0.8%):
    5,000,000 Anheuser-Busch Co., 5.80%, 4/10/00.................      4,967,778
                                                                    ------------
 Brokerage Services (2.6%):
   10,000,000 Bear Stearns, 5.48%, 4/11/00.......................      9,937,588
    5,000,000 Goldman Sachs Group, 5.85%, 4/3/00.................      4,973,188
                                                                    ------------
                                                                      14,910,776
                                                                    ------------
 Computers & Peripherals (0.8%):
    5,000,000 IBM Credit Corp., 5.84%, 4/18/00...................      4,961,067
                                                                    ------------
 Drugs (1.7%):
    5,000,000 Abbott Laboratories, 5.72%, 3/28/00................      4,978,550
    5,000,000 Pfizer, Inc., 5.74%, 3/14/00.......................      4,989,636
                                                                    ------------
                                                                       9,968,186
                                                                    ------------
 Electrical Equipment (0.8%):
    5,000,000 Emerson Electric Co., 5.70%, 03/22/00..............      4,983,375
                                                                    ------------
 Financial Services (3.4%):
    5,000,000 American Express Credit Corp., 5.82%, 4/14/00......      4,964,433
    5,000,000 Ford Motor Credit Corp., 5.66%, 3/10/00............      4,992,924
    5,000,000 Merrill Lynch & Co., Inc., 5.75%, 3/27/00..........      4,979,236

 Principal                         Security                         Amortized
  Amount                          Description                          Cost
 ---------    --------------------------------------------------   ------------
 Commercial Paper, continued:
 Financial Services continued:
 $  5,000,000 Salomon Smith Barney Holdings, Inc.,
               5.85%, 5/4/00....................................   $  4,948,000
                                                                   ------------
                                                                     19,884,593
                                                                   ------------
 Food Products & Services (0.8%):
    5,000,000 Nestles Capital, 5.68%, 3/21/00...................      4,984,222
                                                                   ------------
 Insurance (0.8%):
    5,000,000 Prudential Funding, 5.78%, 4/4/00.................      4,972,706
                                                                   ------------
 Manufacturing--Consumer Goods (0.6%):
    3,460,000 Minnesota Mining & Manufacturing, 5.81%, 4/19/00..      3,432,638
                                                                   ------------
 Office Equipment & Services (0.8%):
    5,000,000 Pitney Bowes, Inc., 5.72%, 3/24/00................      4,981,728
                                                                   ------------
 Oil--Intergrated Companies (1.6%):
    5,000,000 BP Amoco Capital, 5.78%, 4/5/00...................      4,971,903
    5,000,000 Chevron, 5.80%, 5/3/00............................      4,949,250
                                                                   ------------
                                                                      9,921,153
                                                                   ------------
 Paper Products (0.8%):
    5,000,000 Kimberly-Clark, 5.75% 3/29/00.....................      4,977,639
                                                                   ------------
 Printing & Publishing (0.8%):
    5,000,000 Washington Post,
               5.68%, 3/6/00....................................      4,996,056
                                                                   ------------
 Retail--Department Stores (0.8%):
    5,000,000 Wal-Mart Stores, Inc., 5.76%, 3/21/00.............      4,984,000
                                                                   ------------
 Telecommunications (1.7%):
    5,000,000 BellSouth Telecommunications, Inc., 5.76%,
               3/20/00..........................................      4,984,800
    5,000,000 SBC Communications, 5.78%, 4/4/00.................      4,972,706
                                                                   ------------
                                                                      9,957,506
                                                                   ------------
 Transportation & Shipping (0.8%):
    5,000,000 United Parcel Service, 5.60%, 3/31/00.............      4,976,667
                                                                   ------------
 Utilities--Electric (0.8%):
    5,000,000 General Electric Capital Corp., 5.82%, 4/7/00.....      4,970,092
                                                                   ------------
 Total Commercial Paper                                             152,744,032
                                                                   ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                 Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

 Principal                         Security                         Amortized
  Amount                          Description                          Cost
 ---------    --------------------------------------------------   ------------
 Corporate Bonds (16.6%):
 Banking (13.3%):
 $  5,000,000 Banc One, 6.14%*, 3/17/00, MTN....................   $  5,000,747
    5,000,000 Bank of America Corp., 6.09%*, 3/20/00............      5,000,034
   10,000,000 First National Bank of Maryland, 6.09%*, 5/8/00,
               MTN..............................................      9,999,037
   10,000,000 First Union, 6.06%*, 6/2/00, MTN..................     10,000,000
   10,000,000 Fleet National Bank, 6.16%*, 4/26/00..............     10,002,532
   10,000,000 Huntington National Bank, 5.99%*, 5/24/00, MTN....      9,998,644
   10,000,000 Key Bank, N. A., 6.04%*, 4/20/00..................     10,000,794
   10,000,000 PNC Bank, N. A., 5.77%*, 3/1/00...................     10,000,000
   10,000,000 Wells Fargo & Co., 6.01%*, 3/10/00................      9,999,878
                                                                   ------------
                                                                     80,001,666
                                                                   ------------
 Financial Services (3.3%):
   10,000,000 JP Morgan & Co., Inc., 6.01%*, 3/1/00.............     10,000,017
    5,240,000 Morgan Stanley Dean Witter, 6.49%*, 3/1/00, MTN...      5,240,000
    3,000,000 Morgan Stanley Dean Witter, 6.18%*, 3/10/00, MTN..      3,000,073
    1,700,000 Morgan Stanley Dean Witter, 6.05%*, 4/3/00, MTN...      1,700,122
                                                                   ------------
                                                                     19,940,212
                                                                   ------------
 Total Corporate Bonds                                               99,941,878
                                                                   ------------
 U.S. Government Agencies (23.4%):
 Fannie Mae (2.5%):
    5,000,000 5.77%, 5/4/00.....................................      4,948,756
   10,000,000 6.20%, 12/27/00...................................      9,990,094
                                                                   ------------
                                                                     14,938,850
                                                                   ------------
 Federal Farm Credit Bank (3.3%):
   20,000,000 5.78%, 4/3/00.....................................     20,000,000
                                                                   ------------
 Federal Home Loan Bank (5.0%):
   10,000,000 5.52%, 6/22/00....................................     10,000,000
   10,000,000 6.60%, 2/2/01.....................................     10,000,000
   10,000,000 6.76%, 3/13/01....................................     10,000,000
                                                                   ------------
                                                                     30,000,000
                                                                   ------------

 Principal                         Security                        Amortized
  Amount                         Description                          Cost
 ---------    -------------------------------------------------   ------------
 U.S. Government Agencies, continued:
 Freddie Mac (12.4%):
 $ 25,000,000 5.64%, 3/24/00...................................   $ 24,909,917
   25,000,000 5.70%, 3/30/00...................................     24,885,208
   25,000,000 5.70%, 4/4/00....................................     24,865,417
                                                                  ------------
                                                                    74,660,542
                                                                  ------------
 Student Loan Marketing Assoc. (0.2%):
    1,000,000 6.48%*, 8/4/00...................................      1,000,766
                                                                  ------------
 Total U.S. Government Agencies                                    140,600,158
                                                                  ------------
 U.S. Treasury Bills (7.4%):
   25,000,000 5.15%, 3/23/00...................................     24,919,944
   20,000,000 5.69%, 4/27/00...................................     19,819,817
                                                                  ------------
 Total U.S. Treasury Bills                                          44,739,761
                                                                  ------------
 Repurchase Agreements (25.6%):
  100,000,000 Bear Stearns, 5.80%, 3/1/00, (Purchased on
               2/29/00, proceeds at maturity $100,016,111,
               collateralized by $25,000,000 Fannie Mae, 7.06%,
               8/14/07, market value $24,104,312; $30,970,000
               FHLB, 7.13%, 8/17/04, market value $30,584,625;
               $33,345,000 Freddie Mac, 5.75%, 7/15/03, market
               value $32,271,592; and $11,450,000 U.S. Treasury
               Note, 12.00%, 8/15/13, market value
               $15,265,245)....................................    100,000,000
   53,670,670 CS First Boston, 5.80%, 3/1/00, (Purchased on
               2/29/00, proceeds at maturity $53,679,317,
               collateralized by $56,294,000 Fannie Maes,
               0.00%, 8/11/00, market value $53,679,317).......     53,670,670
                                                                  ------------
 Total Repurchase Agreements                                       153,670,670
                                                                  ------------
 Total Investments ($611,694,420) (a)--101.7%                      611,694,420
 Liabilities in excess of other assets--(1.7)%                     (10,003,865)
                                                                  ------------
 Total Net Assets--100.0%                                         $601,690,555
                                                                  ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at February 29, 2000. The date presented reflects the next rate change date.
MTN--Medium Term Note

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

 Shares or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------

 Alternative Minimum Tax Paper (3.2%):
 Illinois (1.3%):
 $350,000  Chicago, O'Hare International Airport Revenue
            Refunding, Series A, 5.60%, 1/1/07, Callable 1/1/03 @
            102*, Insured by: MBIA...............................   $   353,511
                                                                    -----------
 Texas (1.9%):
  250,000  Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
            8/1/02 @ 100*........................................       253,380
  250,000  Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
            8/1/04 @ 100*........................................       251,730
                                                                    -----------
                                                                        505,110
                                                                    -----------
  Total Alternative Minimum Tax Paper                                   858,621
                                                                    -----------
 Municipal Bonds (95.6%):
 Alabama (1.7%):
  500,000  Montgomery, Educational Building Facilities Authority,
            Revenue Bond, Faulkner University Project, 4.95%,
            10/01/14, Callable 10/1/08 @ 102*, Insured by: MBIA..       462,350
                                                                    -----------
 Alaska (1.9%):
  500,000  Alaska State Housing Financial Corp., Series A, 6.10%,
            12/1/06..............................................       522,705
                                                                    -----------
 Arizona (1.9%):
  500,000  Arizona State University Revenue Refunding, Series A,
            5.80%, 7/1/07, Callable 7/1/02 @ 101*................       510,520
                                                                    -----------
 California (3.0%):
  500,000  Folsom, School Facilities Project, GO, Series B,
            6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
            FGIC.................................................       532,975
  270,000  Los Angeles, Public Facilities Corp. Revenue, 5.40%,
            8/1/07, Callable 2/1/01 @ 101*, ETM..................       274,555
                                                                    -----------
                                                                        807,530
                                                                    -----------
 District of Columbia (1.9%):
  500,000  District of Columbia Refunding, GO, Series B-1, 5.20%,
            6/1/04, Insured by: AMBAC............................       502,610
                                                                    -----------
 Florida (1.8%):
  500,000  Jacksonville Electrical Authority Revenue, Water and
            Sewer System, Series A, 5.38%, 10/1/14, Callable
            10/1/02 @ 101*, Insured by: FGIC.....................       491,300
                                                                    -----------
 Hawaii (1.8%):
  500,000  State, GO, 5.13%, 2/1/07, Insured by: FGIC,TCRS.......       498,395
                                                                    -----------
 Illinois (11.5%):
  400,000  Chicago Park District Funding, GO, Series A, 5.25%,
            11/15/12, Callable 11/15/08 @ 100, Insured by: MBIA..       389,480
  500,000  Chicago Park District Refunding, GO, 5.45%, 1/1/04,
            Callable 1/1/03 @ 102, Insured by: FGIC..............       507,210
  250,000  Chicago Project & Referendum, GO, Series B, 5.13%,
            1/1/13, Callable 1/1/06 @ 102, Insured by: FGIC......       235,758
  500,000  Chicago School Finance Authority Refunding, GO, Series
            A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*, Insured by:
            FGIC.................................................       501,295
  500,000  Illinois Development Finance Authority, Pollution
            Control Revenue Refunding, Commonwealth Edison Co.,
            5.70%, 1/15/09, Insured by: AMBAC....................       512,914
  500,000  Illinois Health Facilities Authority, Revenue Bond,
            Methodist Medical Center, 5.13%, 11/15/18, Callable
            11/15/08 @ 101*......................................       437,905
  500,000  Illinois Health Facilities Revenue, OSF Healthcare
            System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*....       502,120
                                                                    -----------
                                                                      3,086,682
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

 Shares or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 Indiana (5.4%):
 $500,000  Blackford County School Building, Revenue Bond, First
            Mortgage, 5.10%, 1/15/16, Callable 7/15/06 @ 101*,
            Insured by: AMBAC, State Aid Withholding.............   $   455,495
  600,000  Indiana State Office Building, Revenue Bond, Series B,
            5.25%, 7/1/15, Callable 7/1/03 @ 102*, Insured by:
            AMBAC................................................       553,536
  500,000  South Bend Water Works, Revenue Bond, 4.75%, 1/1/12,
            Callable 1/1/06 @ 101*, Insured by: FSA..............       455,445
                                                                    -----------
                                                                      1,464,476
                                                                    -----------
 Louisiana (1.8%):
  500,000  Lousiana Public Facilities Authority, Lousiana Water
            Co. Project, 5.45%, 2/1/13, Callable 8/1/07 @ 100*,
            Insured by: AMBAC....................................       492,510
                                                                    -----------
 Michigan (4.0%):
  550,000  Detroit Sewer Disposal, Revenue Bond, Series A, 5.25%,
            7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA.....       521,103
   45,000  Holly Area School District, GO, 5.30%, 5/1/09,
            Prerefunded 5/1/05 @ 101, Insured by: FGIC...........        45,892
  600,000  Michigan State Building Authority, Revenue Bond,
            Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100...       523,476
                                                                    -----------
                                                                      1,090,471
                                                                    -----------
 Minnesota (2.0%):
  550,000  Southern Minnesota Municipal Power Agency, Power
            Supply System Revenue, Series B, 5.00%, 1/1/10,
            Callable 1/1/04 @ 102*, Insured by: AMBAC............       530,492
                                                                    -----------
 Nevada (6.5%):
  250,000  Clark County, Series A, Limited GO, 6.00%, 7/1/06,
            Callable 7/1/03 @ 101*...............................       259,233
  500,000  Las Vegas, Downtown Redevelopment Agency, Tax
            Increment Revenue Refunding, 5.40%, 6/1/07, Callable
            6/1/05 @ 101*, Insured by: FSA.......................       499,660
  500,000  Reno, Hospital Revenue, St. Mary's Regional Medical
            Center, 5.25%, 5/15/07, Callable 5/15/03 @ 102*,
            Insured by: MBIA.....................................       497,000
  500,000  Washoe County Airport Authority, Airport Systems
            Improvement Revenue Refunding, Series A, 5.60%,
            7/1/03, Callable 7/1/02 @ 101*, Insured by: MBIA.....       509,855
                                                                    -----------
                                                                      1,765,748
                                                                    -----------
 New York (1.4%):
  400,000  Suffolk County Water Authority, Revenue Bond, Series
            A, 5.00%, 6/1/14, Callable 6/1/07 @ 102*, Insured by:
            AMBAC................................................       367,756
                                                                    -----------
 Ohio (3.7%):
  500,000  Ohio Municipal Electric Generation Agency, 5.38%,
            2/15/13, Callable 2/15/03 @ 102*, Insured by: AMBAC..       490,165
  500,000  Ohio State Water Development Authority, Revenue
            Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
            Callable 12/1/02 @ 102*, Insured by: MBIA............       513,950
                                                                    -----------
                                                                      1,004,115
                                                                    -----------
 Oklahoma (17.5%):
  600,000  Edmond, Oklahoma Public Works Authourity, Revenue
            Refunding, 5.00%, 7/1/15, Callable 7/1/08 @ 100*,
            Insured by: MBIA.....................................       546,503
  430,000  Grand River Dam Authority, Revenue Bond, 5.90%,
            11/1/08, Callable 11/2/00 @ 101*, ETM................       439,770
  500,000  Oklahoma City Water Utilities, Revenue Bond, Series A,
            5.00%, 7/1/16, Callable 7/1/09 @ 100*................       450,755
  500,000  Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @
            100*.................................................       505,695
  500,000  Oklahoma State Housing Finance Agency, Multifamily
            Housing Revenue, Series A4, 5.50%, 11/1/25, Callable
            5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA
            Collateral...........................................       503,760

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

 Shares or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------

 Municipal Bonds, continued:
 Oklahoma, continued:
 $500,000  Tulsa Industrial Authority, Hospital Revenue, St.
            John's Medical Center Project, 5.70%, 2/15/04........   $   511,525
  500,000  Tulsa International Airport, Revenue Refunding, 5.40%,
            6/1/03, Insured by: FGIC.............................       508,450
  200,000  Tulsa Public Facilities Authority, 5.80%, 7/1/01......       202,548
  540,000  Tulsa Public Facilities Authority, Capital
            Improvement, Series 1988-B, 5.70%, 3/1/05, Callable
            3/1/03 @ 102*........................................       546,787
  500,000  Tulsa Public Facilities Authority, Revenue Refunding,
            Solid Waste, Ogden Martin Systems, 5.65%, 11/1/06,
            Insured by: AMBAC....................................       506,605
                                                                    -----------
                                                                      4,722,398
                                                                    -----------
 Pennsylvania (5.2%):
  500,000  Bristol Township School District, GO, Series A, 5.25%,
            2/15/09, Callable 2/15/04 @ 100*, Insured by: MBIA,
            State Aid Withholding................................       497,870
  500,000  Harrisburg, Recovery Facilities Revenue Bond, Series
            A, 5.00%, 9/1/12, Callable 9/1/08 @ 101*, Insured by:
            FSA..................................................       469,000
  500,000  Lackawanna County, GO, Series A, 4.80%, 1/1/13,
            Callable 1/1/09 @ 100, Insured by: FGIC..............       452,940
                                                                    -----------
                                                                      1,419,810
                                                                    -----------
 South Carolina (1.3%):
  350,000  Georgetown County, Pollution Control Facilities,
            Revenue Refunding, International Paper Co. Project,
            6.25%, 6/15/05, Callable 6/15/02 @ 102*..............       355,079
                                                                    -----------
 South Dakota (2.6%):
  700,000  South Dakota Housing Development Authority,
            Homeownership Mortgage, Series A, 5.70%, 5/1/08,
            Callable 5/1/06 @ 102*...............................       706,671
                                                                    -----------
 Texas (7.1%):
  250,000  Brownsville Utilities System, Revenue Refunding,
            6.25%, 9/1/07, Callable 9/1/02 @ 100*, Insured by:
            MBIA.................................................       257,705
  400,000  Houston Water & Sewer System, Revenue Refunding,
            Series B, 6.10%, 12/1/05, Callable 12/1/02 @ 102*....       417,008
  500,000  Katy Independent School District, GO, Series A, 4.80%,
            2/15/14, Callable 2/15/08 @ 100*.....................       445,970
  500,000  Tarrant County Water Control, Revenue Bond, 4.75%,
            3/1/12, Callable 3/1/03 @ 100*, Insured by: AMBAC....       454,640
  400,000  Tomball Independent School District, GO, 4.75%,
            2/15/16, Callable 2/15/09 @ 100*.....................       346,868
                                                                    -----------
                                                                      1,922,191
                                                                    -----------
 Washington (9.9%):
  400,000  Grays Harbor County Public Utility, Revenue Bond,
            5.13%, 1/1/14, Callable 1/1/07 @ 100*, Insured by:
            AMBAC................................................       375,712
  500,000  Port Tacoma, Revenue Refunding, Series A, 5.50%,
            11/1/04, Callable 11/1/02 @ 100*, Insured by: AMBAC..       506,395
  500,000  Seattle Municipality Sewer, Revenue Bond, Series X,
            5.50%, 1/1/16, Callable 1/1/03 @ 102*, Insured by:
            FGIC.................................................       484,050
  500,000  Tacoma Electric System, Revenue Refunding, 5.70%,
            1/1/03, Insured by: FGIC.............................       510,845
  500,000  Washington State Health Care Facilities, Revenue Bond,
            5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured by:
            MBIA.................................................       471,545
  350,000  Washington State Health Care Facilities, Revenue Bond,
            5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured
            by: AMBAC............................................       342,395
                                                                    -----------
                                                                      2,690,942
                                                                    -----------
 West Virginia (1.7%):
  500,000  Pleasants County Pollution Control, Revenue Bond,
            4.70%, 11/1/07.......................................       464,240
                                                                    -----------
  Total Municipal Bonds                                              25,878,991
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Investment Companies (0.4%):
  111,778  SEI Institutional Tax Free Fund........................   $   111,778
                                                                     -----------
  Total Investment Companies                                             111,778
                                                                     -----------
  Total Investments (Cost $27,413,015) (a)--99.2%                     26,849,390
  Other assets in excess of liabilities--0.8%                            224,511
                                                                     -----------
  Total Net Assets--100.0%                                           $27,073,901
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation............... $ 231,925
      Unrealized depreciation...............  (795,550)
                                             ---------
      Net unrealized depreciation........... $(563,625)
                                             =========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.


AMBAC -- AMBAC Indemnity Corporation

ETM -- Escrowed to Maturity

FGIC -- Financial Guaranty Insurance Corporation

FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GO -- General Obligation Bond

MBIA -- Municipal Bond Insurance Association

TCRS -- Transferable Custodial Receipts
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Asset Backed Securities (0.9%):
 $    3,493 AFC Home Equity Loan Trust, Series 1993-2, Class A,
             6.00%, 1/20/13......................................   $     3,333
      3,704 AFC Home Equity Loan Trust, Series 1995-3, Class 1A2,
             6.80%, 10/26/26.....................................         3,662
     88,688 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................        87,239
    242,862 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3,
             6.81%, 6/25/11......................................       231,979
     25,000 First Plus Home Loan Trust,
             Series 1997-2, Class A7,
             7.54%, 4/10/23......................................        25,281
     34,395 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3,
             7.30%, 3/25/12......................................        34,233
    150,439 Nomura Asset Securities Corp., Series 1995-2, Class
             2M,
             7.12%, 1/25/26......................................       148,353
     25,042 The Money Store Home Equity Trust, Series 1992-B,
             Class A, 6.90%, 7/15/07.............................        24,513
      9,938 UCFC Home Equity Loan,
             Series 1993-D1, Class A1,
             5.45%, 7/10/13......................................         9,747
                                                                    -----------
  Total Asset Backed Securities                                         568,340
                                                                    -----------
 Collateralized Mortgage Obligations (84.4%):
  2,071,615 BA Mortgage Securities, Inc.,
             Series 1998-4, Class 2A3,
             6.50%, 8/25/13......................................     1,929,854
     45,358 Bear Stearns Mortgage Securities, Inc., Series 1993-
             4, Class A10, 7.10%, 4/25/24........................        44,919
    552,683 Bear Stearns Mortgage Securities, Inc., Series 1993-
             10, Class A9, 7.20%, 7/25/24........................       521,794
     13,579 Chase Mortgage Finance Corp., Series 1992-L2, Class
             2A10, 7.50%, 4/25/20................................        13,518
     69,431 Chase Mortgage Finance Corp., Series 1992-K, Class
             A5, 7.50%, 10/25/24.................................        67,925

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                       Value
 ---------  -------------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   83,663 Chase Mortgage Finance Corp., Series 1993-N, Class A5,
             6.75%, 11/25/24.......................................   $    81,841
     25,994 Chase Mortgage Finance Corp., Series 1994-L, Class 2A9,
             7.50%, 11/25/25.......................................        25,912
     48,911 Chase Mortgage Finance Corp., Series 1994-L, Class 2A8,
             8.63%, 11/25/25.......................................        48,837
     75,819 CMC Securities Corp.,
             Series 1994-H1, Class 30A3,
             8.25%, 10/25/24.......................................        76,206
     35,950 Collateralized Mortgage Obligation Trust, Series 54,
             Class C,
             9.25%, 11/1/13........................................        35,985
    435,152 Collateralized Mortgage Obligation Trust, Series 34,
             Class D,
             6.00%, 10/1/17........................................       434,719
     53,584 Countrywide Funding Corp.,
             Series 1994-10, Class A5,
             6.00%, 5/25/09........................................        53,131
    106,856 Countrywide Funding Corp.,
             Series 1994-13, Class A8,
             6.50%, 6/25/09........................................       104,546
    353,000 Countrywide Funding Corp.,
             Series 1994-9, Class A7,
             6.50%, 5/25/24........................................       337,570
    130,000 Countrywide Funding Corp.,
             Series 1994-19, Class A6,
             8.50%, 12/25/24.......................................       131,184
     52,000 Countrywide Funding Corp.,
             Series 1995-4, Class A6,
             7.50%, 9/25/25........................................        51,597
    909,000 Countrywide Home Loan,
             Series 1997-1, Class A4,
             7.40%, 3/25/27........................................       900,410
    143,000 Countrywide Home Loan,
             Series 1997-1, Class A8,
             7.50%, 3/25/27........................................       142,454
  1,191,993 Countrywide Home Loan,
             Series 1998-2, Class A1,
             6.50%, 3/25/28........................................     1,156,448
    304,800 Countrywide Home Loan,
             Series 1998-13, Class A1,
             6.75%, 8/25/28........................................       294,964

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   80,000 Countrywide Mortgage Backed Securities, Inc.,
             Series 1993-E, Class A6,
             6.50%, 1/25/24.......................................  $    74,504
    696,338 Countrywide Mortgage Trust,
             Series 1993-1, Class A7,
             7.55%, 4/25/23.......................................      682,126
        370 Fannie Mae,
             Series 1993-118, Class E,
             6.10%, 12/25/04......................................          368
     22,000 Fannie Mae,
             Series 1992-41, Class G,
             8.00%, 3/25/05.......................................       22,173
     31,000 Fannie Mae,
             Series G92-44, Class H,
             8.00%, 11/25/06......................................       30,951
     31,610 Fannie Mae,
             Series 1992-47, Class J,
             8.00%, 2/25/07.......................................       31,912
    172,000 Fannie Mae,
             Series 1992-196, Class J,
             6.00%, 11/25/07......................................      162,912
     20,493 Fannie Mae,
             Series 1992-203, Class K,
             6.50%, 11/25/07......................................       19,996
     25,000 Fannie Mae,
             Series G92-44, Class HA,
             8.00%, 1/25/08.......................................       25,237
     61,703 Fannie Mae,
             Series G93-11, Class H,
             6.00%, 12/25/08......................................       60,141
    100,000 Fannie Mae,
             Series 1992-124, Class D,
             7.00%, 4/25/10.......................................       96,191
     53,687 Fannie Mae,
             Series 1992-38, Class L,
             6.50%, 11/25/16......................................       53,420
     11,127 Fannie Mae,
             Series 1993-202, Class EA,
             5.50%, 12/25/16......................................       11,051
     47,552 Fannie Mae,
             Series 1990-4, Class G,
             8.75%, 5/25/17.......................................       47,566
        252 Fannie Mae,
             Series 1992-198, Class H,
             6.00%, 2/25/18.......................................          249

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   35,766 Fannie Mae,
             Series 1994-36, Class CB,
             5.88%, 3/25/18.......................................  $    35,458
      1,502 Fannie Mae,
             Series 1988-26, Class C,
             7.50%, 7/25/18.......................................        1,488
     59,994 Fannie Mae,
             Series 1992-58, Class J,
             6.50%, 12/25/18......................................       59,598
     12,743 Fannie Mae,
             Series G92-64, Class G,
             7.00%, 12/25/18......................................       12,699
     53,446 Fannie Mae,
             Series 1992-202, Class G,
             7.50%, 12/25/18......................................       53,445
     16,466 Fannie Mae,
             Series 1993-94, Class E,
             6.00%, 3/25/19.......................................       16,374
     19,469 Fannie Mae,
             Series G93-27, Class AD,
             6.00%, 3/25/19.......................................       19,364
     16,778 Fannie Mae,
             Series 1992-148, Class B,
             7.00%, 4/25/19.......................................       16,678
    186,257 Fannie Mae,
             Series 1991-141, Class PH,
             7.50%, 4/25/19.......................................      186,281
      7,440 Fannie Mae,
             Series G93-19, Class K,
             6.50%, 6/25/19.......................................        7,396
      6,224 Fannie Mae,
             Series 1992-159, Class PH,
             6.50%, 6/25/19.......................................        6,185
    322,000 Fannie Mae,
             Series 1993-144, Class C,
             7.00%, 7/25/19.......................................      319,698
    110,097 Fannie Mae,
             Series 1991-132, Class G,
             7.50%, 8/25/19.......................................      110,104
     51,000 Fannie Mae,
             Series 1992-58, Class L,
             6.00%, 9/25/19.......................................       49,103
    155,000 Fannie Mae,
             Series 1992-188, Class PJ,
             7.50%, 10/25/19......................................      151,683
     44,000 Fannie Mae,
             Series 1992-198, Class J,
             6.50%, 12/25/19......................................       43,336

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   56,799 Fannie Mae,
             Series 1993-2, Class PG,
             7.00%, 2/25/20.......................................  $    56,146
        986 Fannie Mae,
             Series 1992-17, Class G,
             6.50%, 3/25/20.......................................          982
    474,850 Fannie Mae,
             Series 1992-161, Class D,
             7.00%, 3/25/20.......................................      474,034
     73,458 Fannie Mae,
             Series 1994-83, Class B,
             7.50%, 3/25/20.......................................       73,330
     16,713 Fannie Mae,
             Series 1993-74, Class B,
             6.50%, 4/25/20.......................................       16,624
     18,127 Fannie Mae,
             Series G92-15, Class G,
             7.00%, 4/25/20.......................................       17,833
    208,729 Fannie Mae,
             Series 1992-41, Class PU,
             8.00%, 5/25/20.......................................      209,304
     36,765 Fannie Mae,
             Series 1992-15, Class H,
             6.75%, 6/25/20.......................................       36,597
      9,279 Fannie Mae,
             Series 1992-34, Class E,
             7.00%, 7/25/20.......................................        9,247
     31,221 Fannie Mae,
             Series 1992-147, Class PL,
             7.25%, 7/25/20.......................................       31,125
     25,696 Fannie Mae,
             Series 1996-49, Class BA,
             7.00%, 8/25/20.......................................       25,619
     89,309 Fannie Mae,
             Series 1992-185, Class G,
             7.15%, 8/25/20.......................................       89,270
     64,531 Fannie Mae,
             Series 1991-176, Class PJ,
             7.00%, 10/25/20......................................       64,267
    156,173 Fannie Mae,
             Series 1991-14, Class H,
             7.00%, 10/25/20......................................      154,450
      6,712 Fannie Mae,
             Series G92-13, Class PH,
             7.00%, 11/25/20......................................        6,682
      9,481 Fannie Mae,
             Series 1992-103, Class JA,
             7.50%, 11/25/20......................................        9,416

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  285,829 Fannie Mae,
             Series 1992-49, Class J,
             7.00%, 12/25/20......................................  $   284,841
      3,151 Fannie Mae,
             Series F92-44, Class D,
             8.00%, 12/25/20......................................        3,137
    208,452 Fannie Mae,
             Series 1992-27, Class PM,
             7.00%, 1/25/21.......................................      207,431
    109,354 Fannie Mae,
             Series 1991-147, Class K,
             7.00%, 1/25/21.......................................      108,984
         49 Fannie Mae,
             Series 1992-172, Class C,
             7.00%, 2/25/21.......................................           48
     20,000 Fannie Mae,
             Series 1993-29, Class D,
             7.00%, 2/25/21.......................................       19,259
     50,000 Fannie Mae,
             Series 1991-176, Class PK,
             7.00%, 2/25/21.......................................       49,267
    296,000 Fannie Mae,
             Series 1992-135, Class J,
             7.50%, 2/25/21.......................................      294,888
      3,981 Fannie Mae,
             Series 1992-89, Class K,
             7.00%, 3/25/21.......................................        3,966
     21,020 Fannie Mae,
             Series 1992-83, Class G,
             7.00%, 3/25/21.......................................       20,861
     44,000 Fannie Mae,
             Series 1993-2, Class PH,
             7.35%, 3/25/21.......................................       43,686
    417,408 Fannie Mae,
             Series 693-3, Class H,
             7.00%, 3/25/21.......................................      412,303
     29,664 Fannie Mae,
             Series G92-8, Class K,
             7.50%, 3/25/21.......................................       29,662
    100,000 Fannie Mae,
             Series 1992-15, Class J,
             7.00%, 4/25/21.......................................       98,620
    119,797 Fannie Mae,
             Series G92-11, Class J,
             7.00%, 4/25/21.......................................      119,180
     30,331 Fannie Mae,
             Series 1991-142, Class PK,
             8.00%, 4/25/21.......................................       30,338

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   31,620 Fannie Mae,
             Series 1992-79, Class K,
             7.50%, 4/25/21.......................................  $    31,611
     51,388 Fannie Mae,
             Series 1991-148, Class K,
             7.50%, 5/25/21.......................................       51,346
     37,338 Fannie Mae,
             Series 1993-16, Class D,
             7.50%, 5/25/21.......................................       37,364
     96,898 Fannie Mae,
             Series 1992-131, Class H,
             7.50%, 6/25/21.......................................       96,919
    211,000 Fannie Mae,
             Series 1992-34, Class GA,
             8.00%, 6/25/21.......................................      212,195
      8,665 Fannie Mae,
             Series 1992-123, Class D,
             7.50%, 8/25/21.......................................        8,660
     23,045 Fannie Mae,
             Series 1991-108, Class J,
             7.00%, 9/25/21.......................................       22,394
    155,000 Fannie Mae,
             Series 1992-117, Class L,
             7.50%, 9/25/21.......................................      155,057
     50,000 Fannie Mae,
             Series 1992-117, Class LA,
             8.00%, 9/25/21.......................................       50,201
     10,000 Fannie Mae,
             Series 1992-161, Class G,
             7.50%, 11/25/21......................................        9,918
     41,000 Fannie Mae,
             Series 1992-49, Class KA,
             8.00%, 11/25/21......................................       41,250
     40,000 Fannie Mae,
             Series 1993-9, Class PH,
             7.00%, 1/25/22.......................................       38,964
    107,000 Fannie Mae,
             Series 1992-34, Class G,
             8.00%, 3/25/22.......................................      108,414
     41,668 Fannie Mae,
             Series 1992-82, Class E,
             7.00%, 4/25/22.......................................       40,987
     31,057 Fannie Mae,
             Series 1996-51, Class AJ,
             7.00%, 6/18/22.......................................       31,010
     43,139 Fannie Mae,
             Series 1993-225, Class UC,
             6.25%, 9/25/22.......................................       42,335

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  189,869 Fannie Mae,
             Series 1992-172, Class K,
             7.00%, 9/25/22.......................................  $   185,620
    133,043 Fannie Mae,
             Series 1995-23, Class M,
             6.50%, 10/25/22......................................      132,383
     72,724 Fannie Mae,
             Series G92-61, Class G,
             7.00%, 10/25/22......................................       71,236
     68,981 Fannie Mae,
             Series 1994-23, Class A,
             6.00%, 12/25/22......................................       68,226
    114,773 Fannie Mae,
             Series 1993-225, Class NB,
             6.50%, 12/25/22......................................      110,595
     31,675 Fannie Mae,
             Series 1993-27, Class A,
             5.50%, 2/25/23.......................................       30,811
        579 Fannie Mae,
             Series 1993-41, Class J,
             6.00%, 3/25/23.......................................          575
      4,933 Fannie Mae,
             Series 1993-2251, Class A,
             6.50%, 3/25/23.......................................        4,910
     78,448 Fannie Mae,
             Series 1994-23, Class G,
             6.00%, 5/25/23.......................................       77,584
     17,634 Fannie Mae,
             Series 1993-155, Class LA,
             6.50%, 5/25/23.......................................       16,240
    208,050 Fannie Mae,
             Series 1993-252, Class M,
             6.50%, 5/25/23.......................................      202,655
    108,858 Fannie Mae,
             Series 1994-89, Class C,
             8.00%, 6/25/23.......................................      109,516
     13,252 Fannie Mae,
             Series 1994-38, Class A,
             7.00%, 7/25/23.......................................       13,153
      2,934 Fannie Mae,
             Series 1993-147, Class N,
             7.00%, 8/25/23.......................................        2,831
     11,409 Fannie Mae,
             Series 1994-75, Class M,
             7.00%, 10/25/23......................................       11,085
  2,500,000 Fannie Mae,
             Series 1997-60, Class PD,
             6.50%, 1/18/24.......................................    2,359,800

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  149,126 Fannie Mae,
             Series 1994-62, Class H,
             7.00%, 3/25/24.......................................  $   145,749
      6,902 Fannie Mae,
             Series 1994-42, Class L,
             6.50%, 4/25/24.......................................        6,692
     95,000 Fannie Mae,
             Series 1997-12, Class G,
             7.00%, 7/18/24.......................................       94,351
     10,000 Fannie Mae,
             Series 1997-27, Class BL,
             7.00%, 9/18/24.......................................        9,890
     52,000 Fannie Mae,
             Series 1996-46, Class H,
             7.25%, 9/25/24.......................................       50,774
     45,072 Fannie Mae,
             Series 1997-55, Class A,
             7.00%, 3/18/26.......................................       44,400
    939,322 Fannie Mae,
             Series 1998-24, Class J,
             6.50%, 5/18/28.......................................      892,788
     29,073 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA8, 10.00%, 7/25/27.....................       29,552
      9,703 Freddie Mac,
             Series 1301, Class EA,
             7.00%, 8/15/05.......................................        9,689
    113,457 Freddie Mac,
             Series 1377, Class G,
             6.00%, 4/15/06.......................................      113,054
     17,541 Freddie Mac,
             Series 1317, Class G,
             7.00%, 5/15/06.......................................       17,431
      3,574 Freddie Mac,
             Series 1561, Class D,
             6.00%, 8/15/06.......................................        3,559
     35,222 Freddie Mac,
             Series 1229, Class I,
             7.00%, 8/15/06.......................................       34,982
      3,253 Freddie Mac,
             Series 1575, Class PE,
             6.00%, 3/15/07.......................................        3,243
     29,793 Freddie Mac,
             Series 1475,
             Class O, 7.00%, 2/15/08..............................       28,106
    152,938 Freddie Mac,
             Series 1679, Class H,
             6.00%, 11/15/08......................................      149,417

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   76,451 Freddie Mac,
             Series 1667, Class C,
             6.00%, 1/15/09.......................................  $    73,915
     43,601 Freddie Mac,
             Series 35, Class PE,
             7.25%, 6/17/18.......................................       43,373
      6,478 Freddie Mac,
             Series 1518, Class C,
             7.00%, 3/15/19.......................................        6,467
     50,000 Freddie Mac,
             Series 1552, Class F,
             6.00%, 6/15/19.......................................       49,053
      6,775 Freddie Mac,
             Series 1929, Class NC,
             7.50%, 1/15/20.......................................        6,760
     52,000 Freddie Mac,
             Series 1499, Class B,
             6.75%, 2/15/20.......................................       51,204
     43,260 Freddie Mac,
             Series 1343, Class J,
             7.50%, 7/15/20.......................................       43,260
      6,928 Freddie Mac,
             Series 1081, Class J,
             7.00%, 10/15/20......................................        6,914
     19,560 Freddie Mac,
             Series 1288, Class H,
             7.00%, 11/15/20......................................       19,514
     66,146 Freddie Mac,
             Series 1383, Class DB,
             7.50%, 11/15/20......................................       66,249
     49,407 Freddie Mac,
             Series 1210, Class H,
             6.75%, 12/15/20......................................       49,036
     60,000 Freddie Mac,
             Series 1035, Class F,
             7.00%, 12/15/20......................................       59,246
     27,534 Freddie Mac,
             Series 1186, Class H,
             7.50%, 12/15/20......................................       27,585
     94,052 Freddie Mac,
             Series 1207, Class K,
             6.75%, 1/15/21.......................................       93,247
    344,295 Freddie Mac,
             Series 1228, Class G,
             7.00%, 1/15/21.......................................      341,902
     33,836 Freddie Mac,
             Series 1177, Class I,
             6.95%, 1/15/21.......................................       33,772

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   40,827 Freddie Mac,
             Series 114, Class H,
             6.95%, 1/15/21.......................................  $    39,686
     52,109 Freddie Mac,
             Series 115, Class I,
             7.00%, 2/15/21.......................................       51,031
     88,638 Freddie Mac,
             Series 1069, Class I,
             6.95%, 2/15/21.......................................       88,152
    126,400 Freddie Mac,
             Series 1289, Class PL,
             7.50%, 2/15/21.......................................      126,658
    144,119 Freddie Mac,
             Series 1206, Class H,
             7.00%, 3/15/21.......................................      143,368
     55,821 Freddie Mac,
             Series 1406, Class G,
             6.75%, 3/15/21.......................................       55,067
     50,773 Freddie Mac,
             Series 1646, Class MA,
             6.50%, 3/15/21.......................................       50,260
     81,408 Freddie Mac,
             Series 1311, Class I,
             7.50%, 3/15/21.......................................       81,383
    180,310 Freddie Mac,
             Series 1350, Class H,
             7.50%, 3/15/21.......................................      180,671
     77,671 Freddie Mac,
             Series 139, Class G,
             7.00%, 4/15/21.......................................       75,639
     73,434 Freddie Mac,
             Series 1303, Class K,
             8.00%, 4/15/21.......................................       73,454
    123,863 Freddie Mac,
             Series 1370, Class H,
             7.00%, 5/15/21.......................................      123,103
    127,492 Freddie Mac,
             Series 1351, Class TD,
             7.00%, 5/15/21.......................................      126,683
    146,110 Freddie Mac,
             Series 1418, Class C,
             7.50%, 5/15/21.......................................      146,169
    168,186 Freddie Mac,
             Series 1302, Class PJ,
             8.00%, 5/15/21.......................................      169,451
     36,834 Freddie Mac,
             Series 1714, Class LD,
             7.00%, 6/15/21.......................................       35,555

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   90,382 Freddie Mac,
             Series 1265, Class J,
             7.00%, 6/15/21.......................................  $    89,555
      4,006 Freddie Mac,
             Series 1237, Class I,
             8.00%, 6/15/21.......................................        4,031
     76,521 Freddie Mac,
             Series 1702-B, Class L,
             7.00%, 7/15/21.......................................       73,356
     95,721 Freddie Mac,
             Series 1358, Class I,
             7.00%, 7/15/21.......................................       95,512
     56,194 Freddie Mac,
             Series 1255, Class G,
             7.50%, 7/15/21.......................................       56,318
    129,000 Freddie Mac,
             Series 1212, Class H,
             8.00%, 8/15/21.......................................      129,635
     66,557 Freddie Mac,
             Series 1241, Class J,
             7.00%, 9/15/21.......................................       66,046
     51,756 Freddie Mac,
             Series 1278, Class I,
             7.00%, 9/15/21.......................................       51,663
     97,969 Freddie Mac,
             Series 1397, Class D,
             7.00%, 10/15/21......................................       96,276
        245 Freddie Mac,
             Series 189, Class C,
             8.00%, 10/15/21......................................          244
    111,800 Freddie Mac,
             Series 1163, Class JA,
             7.00%, 11/15/21......................................      109,311
     84,739 Freddie Mac,
             Series 1315, Class I,
             7.00%, 11/15/21......................................       83,903
     23,524 Freddie Mac,
             Series 1638, Class J,
             6.50%, 11/15/21......................................       23,055
    145,000 Freddie Mac,
             Series 1355, Class K,
             7.30%, 11/15/21......................................      145,093
    320,000 Freddie Mac,
             Series 1173, Class E,
             6.50%, 11/15/21......................................      305,730
    207,880 Freddie Mac,
             Series 53, Class C,
             7.50%, 1/20/22.......................................      208,118

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  111,000 Freddie Mac,
             Series 1217, Class I,
             7.00%, 3/15/22.......................................  $   106,578
     47,447 Freddie Mac,
             Series 1890, Class K,
             7.00%, 3/15/22.......................................       47,091
    183,985 Freddie Mac,
             Series 1384, Class C,
             7.00%, 7/15/22.......................................      180,223
    130,000 Freddie Mac,
             Series 1312, Class I,
             8.00%, 7/15/22.......................................      130,668
      4,308 Freddie Mac,
             Series 1653, Class B,
             6.00%, 8/15/22.......................................        4,207
      2,567 Freddie Mac,
             Series 1574, Class L,
             6.50%, 9/15/22.......................................        2,546
     34,372 Freddie Mac,
             Series 1474, Class C,
             7.00%, 10/15/22......................................       34,090
     80,000 Freddie Mac,
             Series 1411, Class O,
             7.00%, 11/15/22......................................       73,719
    104,555 Freddie Mac,
             Series 1486, Class C,
             7.00%, 11/15/22......................................      102,626
     77,132 Freddie Mac,
             Series 1754, Class CA,
             8.50%, 11/15/22......................................       77,129
     54,186 Freddie Mac,
             Series 1905, Class B,
             7.00%, 12/15/22......................................       54,095
     90,513 Freddie Mac,
             Series 1648, Class JA,
             6.00%, 1/15/23.......................................       88,049
      8,781 Freddie Mac,
             Series 1543, Class XU,
             7.00%, 5/15/23.......................................        8,263
     72,172 Freddie Mac,
             Series 1749, Class C,
             8.00%, 6/15/23.......................................       72,515
     96,000 Freddie Mac,
             Series 1543, Class XV,
             7.00%, 7/15/23.......................................       90,899
     61,878 Freddie Mac,
             Series 1869, Class TD,
             7.50%, 7/15/23.......................................       61,917

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   51,473 Freddie Mac,
             Series 1652, Class L,
             7.00%, 1/15/24.......................................  $    49,845
     50,000 Freddie Mac,
             Series 1931, Class J,
             7.50%, 2/15/24.......................................       49,788
    401,000 Freddie Mac,
             Series 1853, Class B,
             7.50%, 4/15/24.......................................      400,878
     18,166 Freddie Mac,
             Series 1729, Class M,
             7.50%, 5/15/24.......................................       17,600
    112,000 Freddie Mac,
             Series 1881, Class H,
             7.50%, 5/15/24.......................................      112,011
     34,000 Freddie Mac,
             Series 1935, Class CA,
             7.50%, 9/15/24.......................................       34,164
     70,000 Freddie Mac,
             Series 1935, Class JC,
             7.00%, 12/15/24......................................       69,191
    110,000 Freddie Mac,
             Series 1932, Class B,
             7.00%, 6/15/25.......................................      107,713
    244,000 Freddie Mac,
             Series 1983, Class U,
             7.00%, 11/17/25......................................      234,647
    261,038 Freddie Mac,
             Series 2152, Class AC,
             7.50%, 1/15/26.......................................      259,657
    762,253 Freddie Mac,
             Series 2136, Class AJ,
             6.50%, 7/15/26.......................................      710,757
     76,000 Freddie Mac,
             Series 53, Class A,
             7.13%, 7/20/26.......................................       73,237
     56,096 General Electric Capital Mortgage Services, Inc.,
             Series 1193-12, Class A3,
             6.50%, 10/25/23......................................       55,052
     53,704 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2,
             6.50%, 10/25/23......................................       51,041
    414,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A6,
             6.50%, 11/25/24......................................      385,430

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $1,283,024 General Electric Capital Mortgage Services, Inc.,
             Series 1996-11, Class A3,
             7.50%, 7/25/26.......................................  $ 1,279,650
  1,304,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12,
             7.50%, 4/25/27.......................................    1,297,689
    297,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10,
             7.50%, 5/25/27.......................................      292,803
    104,546 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A3,
             7.50%, 6/25/27.......................................      104,169
    750,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-W, Class A5,
             6.75%, 10/25/27......................................      740,018
     84,365 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 2A4,
             7.00%, 10/25/27......................................       83,763
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-12, Class A3,
             7.00%, 12/25/27......................................      970,680
  1,800,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11,
             6.75%, 6/25/28.......................................    1,626,851
     70,692 Government National Mortgage Assoc., Series 1996-22,
             Class B, 7.00%, 8/16/17..............................       70,684
     70,000 Government National Mortgage Assoc., Series 1996-26,
             Class B, 7.00%, 12/16/20.............................       69,870
      6,327 Government National Mortgage Assoc., Series 1995,
             Class C, 7.35%, 7/20/21..............................        6,324
     78,579 Government National Mortgage Assoc., Series 1996-15,
             Class 0, 7.00%, 11/20/21.............................       78,448
    287,000 Government National Mortgage Assoc., Series 1995-8,
             Class G, 7.00%, 12/20/22.............................      279,917

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  330,000 Government National Mortgage Assoc., Series 1995-8,
             Class GA, 7.00%, 12/20/22............................  $   322,267
    373,507 Government National Mortgage Assoc., Series 1996-15,
             Class CA, 7.50%, 1/20/24.............................      372,464
    466,000 Government National Mortgage Assoc., Series 1997-6,
             Class B, 7.50%, 5/20/24..............................      464,739
     70,857 Government National Mortgage Assoc., Series 1997-4,
             Class B, 7.00%, 8/20/26..............................       69,890
    249,711 Headlands Mortgage Securities, Inc., Series 1997-5,
             Class AII1,
             6.75%, 11/25/27......................................      244,273
    225,916 Housing Securities, Inc.,
             Series 1992-B, Class 5,
             8.50%, 3/25/22.......................................      224,909
    460,000 Independent National Mortgage Corp.,
             Series 1994-L, Class A6,
             8.00%, 8/25/24.......................................      460,488
    433,000 Independent National Mortgage Corp., Series 1994-O,
             Class A5,
             8.50%, 9/25/24.......................................      436,829
     65,740 Independent National Mortgage Corp., Series 1994-N,
             Class A7,
             8.25%, 10/25/24......................................       65,769
    228,886 Independent National Mortgage Corp., Series 1994-T,
             Class A5,
             8.38%, 11/25/24......................................      230,459
    149,528 Independent National Mortgage Corp., Series 1994-T,
             Class A3,
             8.13%, 11/25/24......................................      150,048
    310,823 Independent National Mortgage Corp., Series 1994-U,
             Class A4,
             8.38%, 12/25/24......................................      312,182
     71,635 Independent National Mortgage Corp., Series 1994-U,
             Class A6,
             8.63%, 12/25/24......................................       72,103
    268,978 Independent National Mortgage Corp., Series 1995-A,
             Class A4,
             8.75%, 3/25/25.......................................      267,722
     55,000 Independent National Mortgage Corp., Series 1995-A,
             Class A6,
             8.65%, 3/25/25.......................................       55,576
     37,865 Independent National Mortgage Corp., Series 1995-H,
             Class A12,
             8.00%, 6/25/25.......................................       37,813

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  582,772 Independent National Mortgage Corp., Series 1995-N,
             Class A4,
             7.50%, 10/25/25......................................  $   578,116
    299,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A6,
             7.13%, 2/25/26.......................................      294,673
     42,139 Independent National Mortgage Corp.,
             Series 1995-V, Class A6,
             7.13%, 2/25/26.......................................       41,699
    204,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A5,
             7.13%, 2/25/26.......................................      202,627
    318,636 Independent National Mortgage Corp.,
             Series 1996-D, Class A7,
             7.00%, 5/25/26.......................................      317,230
    271,000 Independent National Mortgage Corp.,
             Series 1996-D, Class A6,
             7.00%, 5/25/26.......................................      259,621
     27,577 Investors Government National Mortgage Assoc.,
             Mortgage Backed Sec. Trust Inc.,
             Series 1984-2, Class E,
             7.88%, 4/25/08.......................................       27,618
    105,535 Morgan Stanley Mortgage Trust, Series 34, Class 6,
             8.97%, 6/22/18.......................................      105,144
    290,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A8,
             7.25%, 9/25/26.......................................      279,479
     55,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8,
             7.50%, 3/25/27.......................................       53,766
    489,350 Norwest Asset Securities Corp., Series 1996-4, Class
             A3,
             7.75%, 9/25/26.......................................      488,591
    130,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A9,
             7.75%, 6/25/26.......................................      127,326
    125,852 PNC Mortgage Securities Corp., Series 1996-3, Class
             A3,
             7.25%, 12/25/26......................................      124,412
    137,798 Prudential Home Mortgage Securities,
             Series 1993-29, Class A6,
             6.75%, 8/25/08.......................................      137,183
    261,174 Prudential Home Mortgage Securities,
             Series 1992-29, Class A9,
             8.00%, 10/25/22......................................      260,075

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   10,306 Prudential Home Mortgage Securities,
             Series 1992-47, Class A9,
             8.00%, 1/25/23.......................................  $    10,261
    325,000 Prudential Home Mortgage Securities,
             Series 1992-47, Class A10,
             8.00%, 1/25/23.......................................      323,229
    106,974 Prudential Home Mortgage Securities,
             Series 1992-51, Class A10,
             7.75%, 2/25/23.......................................      104,523
    455,844 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6,
             6.50%, 7/25/23.......................................      443,778
     79,056 Prudential Home Mortgage Securities,
             Series 1993-38, Class A3,
             6.15%, 9/25/23.......................................       76,612
    250,000 Prudential Home Mortgage Securities,
             Series 1994-2, Class A8,
             6.75%, 2/25/24.......................................      240,870
     39,130 Prudential Home Mortgage Securities,
             Series 1994-15, Class A2,
             6.00%, 5/25/24.......................................       38,690
    228,160 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5,
             6.80%, 5/25/24.......................................      222,167
    325,641 Prudential Home Mortgage Securities,
             Series 1996-5, Class A2,
             7.25%, 4/25/26.......................................      322,046
    234,058 Residential Accredit Loans, Inc., Series 1998-QS16,
             Class A1, 6.50%, 11/25/13............................      223,893
  1,085,000 Residential Accredit Loans, Inc., Series 1998-QS9,
             Class A3, 6.75%, 7/25/28.............................    1,061,011
    330,000 Residential Accredit Loans, Inc., Series 1998-QS7,
             Class CB2, 6.75%, 7/25/28............................      305,593
     11,330 Residential Asset Securitization Trust,
             Series 1997-A1, Class A1,
             7.00%, 3/25/27.......................................       11,275
     26,194 Residential Asset Securitization Trust,
             Series 1998-A1, Class A5,
             6.75%, 3/25/28.......................................       26,011
  1,600,000 Residential Asset Securitization Trust,
             Series 1998-A5, Class A5,
             6.75%, 6/25/28.......................................    1,491,905
      6,537 Residential Asset Securitization Trust,
             Series 1997-A3, Class A7,
             10.00%, 5/25/27......................................        6,546

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  336,803 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10,
             8.00%, 12/25/22......................................  $   336,981
     49,371 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S2, Class A5,
             8.00%, 1/25/23.......................................       49,270
    107,176 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A8,
             7.50%, 7/25/23.......................................      106,899
    250,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6,
             7.00%, 8/25/23.......................................      237,725
     41,304 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S40, Class A5,
             6.20%, 11/25/23......................................       40,990
     29,426 Residential Funding Mortgage Securities I, Inc.,
             Series 1994-S13, Class A2,
             7.00%, 5/25/24.......................................       29,300
    248,043 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7,
             7.50%, 9/25/25.......................................      246,322
    600,545 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S9, Class A10,
             7.25%, 4/25/26.......................................      568,974
    165,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A9,
             7.50%, 5/25/26.......................................      163,319
     84,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A10,
             7.50%, 5/25/26.......................................       82,019
    302,147 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11,
             7.75%, 6/25/26.......................................      301,597
    221,289 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A12,
             7.60%, 7/25/26.......................................      220,700

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $1,016,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10,
             8.00%, 7/25/26.......................................  $ 1,017,636
    330,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S7, Class A3,
             7.50%, 5/25/27.......................................      322,367
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S8, Class A9,
             7.50%, 6/25/27.......................................      169,890
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A20,
             7.50%, 7/25/27.......................................      173,772
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18,
             6.75%, 8/25/27.......................................      464,445
  1,480,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2,
             7.25%, 9/25/27.......................................    1,466,088
  1,987,388 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S10, Class A8,
             6.75%, 4/25/28.......................................    1,915,544
     93,000 Securitized Asset Sales, Inc.,
             Series 1995-A, Class A6,
             8.13%, 3/25/24.......................................       93,595
      5,000 Securitized Asset Sales, Inc.,
             Series 1995-A, Class A12,
             7.75%, 3/25/24.......................................        4,901
    201,000 Structured Mortgage Asset Residential Trust,
             Series 1993-4, Class AE,
             7.50%, 2/25/23.......................................      199,850
     19,000 Structured Mortgage Asset Residential Trust,
             Series 1992-12B, Class G,
             7.60%, 1/25/24.......................................       18,497
     25,956 Vendee Mortgage Trust,
             Series 1992-2, Class D,
             7.00%, 9/15/15.......................................       25,897
    378,877 Vendee Mortgage Trust,
             Series 1992-1, Class 2E,
             7.75%, 3/15/16.......................................      379,313

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $  319,000 Vendee Mortgage Trust,
             Series 1992-1, Class 2F,
             7.75%, 7/15/17.......................................   $   320,920
                                                                     -----------
  Total Collateralized Mortgage Obligations                           53,544,897
                                                                     -----------
 Corporate Bonds (2.0%):
 Brokerage Services (1.2%):
    500,000 Morgan Stanley Dean Witter & Co., 5.75%, 2/15/01......       495,625
    250,000 Salomon Smith Barney Holdings, Inc., 5.88%, 2/1/01....       248,125
                                                                     -----------
                                                                         743,750
                                                                     -----------
 Financial Services (0.8%):
    500,000 Ford Motor Credit Corp., 5.75%, 1/25/01...............       495,625
                                                                     -----------
  Total Corporate Bonds                                                1,239,375
                                                                     -----------
 U.S. Government Agencies (4.4%):
 Freddie Mac (1.3%):
    829,582 6.50%, 12/1/11, Gold Pool #E20275                            805,217
                                                                     -----------
 Government National Mortgage Assoc. (3.1%):
      3,223 8.00%, 11/15/00, Pool #101............................         3,244
      4,869 8.00%, 2/15/01, Pool #292.............................         4,909
     18,461 8.00%, 3/15/01, Pool #365.............................        18,611
      3,021 8.00%, 4/15/01, Pool #148.............................         3,046
     22,999 7.25%, 10/15/03, Pool #2439...........................        22,510
     13,134 8.00%, 3/15/04, Pool #2387............................        13,294
     36,117 8.00%, 5/15/04, Pool #3229............................        36,557
     23,545 8.00%, 5/15/04, Pool #3236............................        23,832
     45,850 7.25%, 2/15/05, Pool #5719............................        44,919
     37,449 7.25%, 2/15/05, Pool #5504............................        36,688
     16,225 7.25%, 3/15/05, Pool #6229............................        15,896
     57,309 7.25%, 4/15/05, Pool #6423............................        56,144
     34,812 8.00%, 5/15/05, Pool #5844............................        35,247
     75,295 8.00%, 8/15/05, Pool #6711............................        76,236
     52,796 7.25%, 11/15/05, Pool #8572...........................        51,723
     50,724 7.25%, 12/15/05, Pool #9018...........................        49,693
     64,331 7.25%, 12/15/05, Pool #8958...........................        63,024
     21,925 7.25%, 12/15/05, Pool #9024...........................        21,479
     38,667 7.25%, 12/15/05, Pool #9546...........................        37,881
     42,370 7.25%, 1/15/06, Pool #9377............................        41,509
     12,873 7.25%, 1/15/06, Pool #9399............................        12,611
     38,731 8.00%, 2/15/06, Pool #9208............................        39,215
     75,779 8.00%, 8/15/06, Pool #11277...........................        76,726

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $   20,994 8.00%, 9/15/06, Pool #11926...........................   $    21,256
     42,970 8.00%, 10/15/06, Pool #11931..........................        43,507
     69,050 8.00%, 10/15/06, Pool #13014..........................        69,913
     47,028 8.00%, 10/15/06, Pool #12265..........................        47,616
     50,499 8.00%, 11/15/06, Pool #13379..........................        51,130
     75,936 8.00%, 11/15/06, Pool #13173..........................        76,885
     66,633 8.00%, 2/15/07, Pool #15008...........................        67,466
    121,497 8.00%, 8/15/07, Pool #19641...........................       123,016
     44,748 8.00%, 8/15/07, Pool #18730...........................        45,307
     29,943 8.00%, 9/15/07, Pool #19103...........................        30,317
     91,619 8.00%, 11/15/07, Pool #20059..........................        92,764
     40,551 8.00%, 11/15/07, Pool #21277..........................        41,071
     26,288 8.00%, 12/15/07, Pool #20455..........................        26,624
     72,465 8.00%, 12/15/07, Pool #14999..........................        73,393
     28,243 8.00%, 12/15/07, Pool #20866..........................        28,604
     19,215 8.00%, 2/15/08, Pool #22610...........................        19,461
    105,185 8.00%, 2/15/08, Pool #23055...........................       106,533
     13,960 8.00%, 3/15/08, Pool #22438...........................        14,139
     14,922 6.50%, 7/15/23, Pool #350795..........................        14,175
     20,793 7.50%, 3/15/24, Pool #376439..........................        20,555
     14,359 7.00%, 4/20/24, Pool #1655............................        13,883
     27,354 6.50%, 12/15/25, Pool #414856.........................        25,755
    152,524 8.00%, 6/15/26, Pool #423563..........................       152,977
     21,298 7.00%, 11/20/26, Pool #2320...........................        20,545
                                                                     -----------
                                                                       2,011,886
                                                                     -----------
  Total U.S. Government Agencies                                       2,817,103
                                                                     -----------
 U.S. Treasury Bills (6.6%):
  4,200,000 5.26%, 3/16/00........................................     4,190,237
                                                                     -----------
  Total U.S. Treasury Bills                                            4,190,237
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Investment Companies (1.7%):
 $1,050,826 American Performance Cash Management Fund.............   $ 1,050,826
                                                                     -----------
  Total Investment Companies                                           1,050,826
                                                                     -----------
  Total Investments (Cost $64,617,164)(a)--100.0%                     63,410,778
                                                                     -----------
  Other assets in excess of liabilities--0.0%                              8,986
                                                                     -----------
  Total Net Assets--100.0%                                           $63,419,764
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............. $    67,536
     Unrealized depreciation.............  (1,273,922)
                                          -----------
     Net unrealized depreciation......... $(1,206,386)
                                          ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Asset Backed Securities (5.2%):
 $   29,868 Advanta Mortgage Loan Trust, Series 1993-3, Class A3,
             4.75%, 2/25/10......................................   $    29,326
     54,641 AFC Home Equity Loan Trust, Series 1995-3, Class 1A2,
             6.80%, 10/26/26.....................................        54,008
    231,002 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................       227,227
  1,214,310 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................     1,159,896
     45,125 First Plus Home Loan Trust, Series 1996-2, Class A6,
             7.85%, 8/20/13......................................        45,278
  2,050,000 Ford Credit Auto Loan Master Trust, Series 1995-1,
             Class A, 6.50%, 8/15/02.............................     2,045,040
    752,197 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26..................................       741,764
                                                                    -----------
  Total Asset Backed Securities                                       4,302,539
                                                                    -----------
 Collateralized Mortgage Obligations (49.2%):
    300,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27,................................       284,268
    700,000 Chase Mortgage Finance Corp., Series 1994-G, Class
             A8, 7.50%, 4/25/25..................................       681,975
    242,000 Chase Mortgage Finance Corp., Series 1994-I, Class
             A6, 7.75%, 6/25/25..................................       237,046
    147,000 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A5, 9.00%, 11/25/25................................       149,946
    429,000 Citicorp Mortgage Securities, Inc., Series 1993-1,
             Class A3, 7.50%, 1/25/23............................       414,217
    316,000 Citicorp Mortgage Securities, Inc., Series 1993-2,
             Class A6, 7.50%, 3/25/23............................       301,107
    403,000 Citicorp Mortgage Securities, Inc., Series 1997-2,
             Class A2, 7.25%, 5/25/27............................       395,794
    119,858 Citicorp Mortgage Securities, Inc., Series 1997-5,
             Class A5, 7.25%, 11/25/27...........................       107,448

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                           Value
 ---------  ------------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   79,000 Countrywide Funding Corp., Series 1994-17, Class A5,
             7.50%, 7/25/24.......................................   $    78,784
    400,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................       399,036
    226,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24.......................................       224,823
    125,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25.......................................       120,496
    121,000 Countrywide Home Loan, Series 1997-1, Class A4,
             7.40%, 3/25/27.......................................       119,857
    281,000 Countrywide Home Loan, Series 1997-1, Class A12,
             7.50%, 3/25/27.......................................       276,077
    277,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27.......................................       269,981
    515,000 Countrywide Home Loan, Series 1997-2, Class A3, 7.50%,
             4/25/27..............................................       509,623
    794,662 Countrywide Home Loan, Series 1998-2, Class A1, 6.50%,
             3/25/28..............................................       770,965
    730,000 Countrywide Home Loan, Series 1998-15, Class A16,
             6.75%, 10/25/28......................................       675,951
    201,000 Fannie Mae,
             Series 1992-7, Class E, 8.00%, 6/25/08...............       202,592
    106,000 Fannie Mae,
             Series 19919-147, Class LD, 7.00%, 10/25/08..........       104,837
     22,656 Fannie Mae,
             Series G95-2, Class O, 8.00%, 5/25/19................        22,625
    264,000 Fannie Mae,
             Series 1992-202, Class H, 7.50%, 5/25/19.............       264,100
     35,000 Fannie Mae,
             Series 1992-188, Class PJ, 7.50%, 10/25/19...........        34,251
  1,000,000 Fannie Mae,
             Series 1993-102, Class G, 6.25%, 1/25/20.............       981,160

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   32,253 Fannie Mae,
             Series 1990-62, Class G, 9.00%, 6/25/20..............  $    33,257
    477,000 Fannie Mae,
             Series 1992-177, Class CB, 7.50%, 2/25/21............      473,189
    135,000 Fannie Mae,
             Series 1993-2, Class PH, 7.35%, 3/25/21..............      134,038
    246,003 Fannie Mae,
             Series 1992-132, Class PL, 8.00%, 3/25/21............      245,780
     30,285 Fannie Mae,
             Series G-7, Class E, 8.90%, 3/25/21..................       31,180
      4,589 Fannie Mae,
             Series G97-1, Class A3, 7.00%, 5/20/21...............        4,576
     41,850 Fannie Mae,
             Series 1991-66, Class J, 8.13%, 6/25/21..............       42,287
     92,556 Fannie Mae,
             Series D-32, Class L, 8.00%, 10/25/21................       93,400
     34,504 Fannie Mae,
             Series G-32, Class N, 8.10%, 10/25/21................       34,842
     65,000 Fannie Mae,
             Series 1993-2, Class PK, 7.50%, 2/25/22..............       63,546
     50,000 Fannie Mae,
             Series 1996-35, Class D, 7.00%, 3/25/23..............       49,323
    111,000 Fannie Mae,
             Series 1993-155, Class M, 7.00%, 9/25/23.............      106,016
     88,862 Fannie Mae,
             Series 1996-22, Class C, 7.25%, 2/25/24..............       88,645
    282,636 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................      282,362
    225,000 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A3, 7.75%, 5/25/27.......................      224,246
     54,000 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA7, 8.00%, 7/25/27......................       54,044

  Shares
    or
 Principal                          Security                           Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  359,169 Freddie Mac,
             Series 1538, Class E, 6.00%, 3/15/05..................  $   355,944
     30,000 Freddie Mac,
             Series 1176, Class H, 8.00%, 12/15/06.................       30,176
     14,000 Freddie Mac,
             Series 1156, Class ID, 7.00%, 1/15/09.................       13,901
    946,670 Freddie Mac,
             Series 1482, Class F, 6.50%, 5/15/19..................      933,663
    214,024 Freddie Mac,
             Series 1268, Class G, 8.00%, 9/15/20..................      213,784
     41,054 Freddie Mac,
             Series 1281, Class G, 8.00%, 9/15/20..................       41,097
    212,000 Freddie Mac,
             Series 1240, Class L, 6.50%, 2/15/21..................      208,185
    126,217 Freddie Mac,
             Series 1350, Class H, 7.50%, 3/15/21..................      126,470
    565,000 Freddie Mac,
             Series 1383, Class E, 7.50%, 3/15/21..................      565,560
    163,000 Freddie Mac,
             Series 1052, Class G, 7.50%, 3/15/21..................      161,339
     39,440 Freddie Mac,
             Series 138, Class E, 8.07%, 7/15/21...................       39,746
     56,840 Freddie Mac,
             Series 1128, Class IB, 7.00%, 8/15/21.................       54,762
    121,000 Freddie Mac,
             Series 1264, Class I, 8.30%, 4/15/22..................      122,783
    155,000 Freddie Mac,
             Series 1281, Class I, 8.00%, 5/15/22..................      157,700
     15,552 Freddie Mac,
             Series 1461, Class B, 7.00%, 6/15/22..................       14,662
     86,000 Freddie Mac,
             Series 1310, Class J, 8.00%, 6/15/22..................       86,630

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                          Security                           Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  200,000 Freddie Mac,
             Series 1379, Class H, 7.00%, 10/15/22.................  $   187,136
     83,689 Freddie Mac,
             Series 1754, Class CA, 8.50%, 11/15/22................       83,686
    184,931 Freddie Mac,
             Series 1856, Class B, 7.50%, 3/15/23..................      185,250
     55,000 Freddie Mac,
             Series 1795, Class B, 7.00%, 12/15/23.................       53,692
     98,000 Freddie Mac,
             Series 1665, Class M, 6.50%, 1/15/24..................       93,281
     40,000 Freddie Mac,
             Series 1853, Class B, 7.50%, 4/15/24..................       39,988
    100,000 Freddie Mac,
             Series 1723, Class PN, 7.00%, 5/15/24.................       91,122
     95,000 Freddie Mac,
             Series 1931, Class D, 7.25%, 7/15/25..................       93,613
    146,000 Freddie Mac,
             Series 1904, Class D, 7.50%, 10/15/26.................      142,984
    125,717 General Electric Capital Mortgage Services, Inc.,
             Series 1994-7, Class A10, 6.00%, 2/25/09..............      124,059
     90,000 General Electric Capital Mortgage Services, Inc.,
             Series 1992-12A, Class A7, 7.50%, 10/25/22............       86,734
    558,522 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2, 6.50%, 10/25/23............      530,831
     11,513 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 6.25%, 12/25/23.............       11,444
    162,124 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 7.75%, 8/25/24..............      161,938

  Shares
    or
 Principal                          Security                           Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  107,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A10, 8.88%, 11/25/24............  $   108,838
    630,542 General Electric Capital Mortgage Services, Inc.,
             Series 1995-6, Class A4, 7.00%, 8/25/25...............      617,067
    148,719 General Electric Capital Mortgage Services, Inc.,
             Series 1996-15, Class A12, 7.75%, 10/25/26............      148,493
    100,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-1, Class A14, 7.50%, 3/25/27..............       96,498
    664,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27..............      660,786
    466,891 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A-11, 7.50%, 4/25/27.............      465,528
    766,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A8, 7.50%, 4/25/27...............      762,453
    838,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27..............      826,159
    273,223 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A2, 7.50%, 6/25/27...............      265,931
    119,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A4, 7.50%, 6/25/27...............      117,301
    280,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-8, Class A17, 7.13%, 10/25/27.............      264,569
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28..............      903,806

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $    4,721 Government National Mortgage Assoc.,
             Series 1994-1, Class A, 7.55%, 9/16/22...............  $     4,583
    565,000 Government National Mortgage Assoc.,
             Series 1996-7, Class C, 7.50%, 2/16/23...............      562,829
     51,000 Government National Mortgage Assoc.,
             Series 1997-6, Class B, 7.50%, 5/20/24...............       50,862
     54,612 Government National Mortgage Assoc.,
             Series 1994-5, Class D, 7.50%, 7/16/24...............       52,420
    500,000 Government National Mortgage Assoc.,
             Series 1999-1, Class G, 6.50%, 7/20/26...............      456,496
    326,000 Headlands Mortgage Securities, Series 1997-1, Class
             AI10, 7.75%, 3/25/27.................................      325,635
    229,000 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22.......................................      223,332
    150,000 Independent National Mortgage Corp.,
             Series 1994-17, Class A5, 8.38%, 10/25/24............      150,474
     85,000 Independent National Mortgage Corp.,
             Series 1994-T, Class A4, 8.25%, 11/25/24.............       85,417
     83,535 Independent National Mortgage Corp.,
             Series 1994-T, Class A5, 8.38%, 11/25/24.............       84,109
    116,970 Independent National Mortgage Corp.,
             Series 1995-A, Class A4, 8.75%, 3/25/25..............      116,424
     92,000 Independent National Mortgage Corp.,
             Series 1995-N, Class A4, 7.50%, 10/25/25.............       89,138

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  153,317 Independent National Mortgage Corp.,
             Series 1995-N, Class A4, 7.50%, 10/25/25.............  $   152,092
    140,000 Independent National Mortgage Corp.,
             Series 1995-Q, Class A5, 7.50%, 11/25/25.............      136,371
    209,000 Independent National Mortgage Corp.,
             Series 1995-U, Class A5, 7.13%, 1/25/26..............      207,307
     54,496 Independent National Mortgage Corp.,
             Series 1995-V, Class A6, 7.13%, 2/25/26..............       53,926
     62,000 Independent National Mortgage Corp.,
             Series 1996-A, Class A4, 7.00%, 3/25/26..............       59,875
     67,252 Independent National Mortgage Corp.,
             Series 1996-S, Class A2, 6.93%, 5/25/26..............       66,324
     29,371 Independent National Mortgage Corp.,
             Series 1996-D, Class A7, 7.00%, 5/25/26..............       29,241
    590,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27...................................      582,124
    416,000 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27...................................      415,289
    512,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27...................................      503,859
  2,203,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28...................................    2,004,002
    124,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A6, 7.00%, 1/25/28...................................      115,783
     80,000 Paine Webber Mortgage Acceptance Corp.,
             Series 1994-5A, Class A5, 8.13%, 7/25/24.............       79,967

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  132,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A16, 7.38%, 6/25/26..................................  $   128,032
    113,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A18, 7.38%, 6/25/26..................................      111,616
    203,099 PNC Mortgage Securities Corp., Series 1996-3, Class
             A3, 7.25%, 12/25/26..................................      200,775
    480,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/25/27...................................      459,043
    150,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22............................      144,413
    365,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22............................      354,981
  1,164,083 Prudential Home Mortgage Securities, Series 1992-40,
             Class A10, 7.50%, 12/25/22...........................    1,121,174
    980,000 Prudential Home Mortgage Securities, Series 1992-43,
             Class A6, 7.50%, 1/25/23.............................      943,475
    206,501 Prudential Home Mortgage Securities, Series 1992-51,
             Class A10, 7.75%, 2/25/23............................      201,770
    167,509 Prudential Home Mortgage Securities, Series 1992-50,
             Class A5, 7.63%, 2/25/23.............................      162,849
        951 Prudential Home Mortgage Securities, Series 1993-8,
             Class A3, 7.90%, 3/25/23.............................          943
    115,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A11, 7.49%, 6/25/23............................      113,467
    300,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A13, 7.50%, 6/25/23............................      289,101
    198,334 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3, 6.15%, 9/25/23.............................      192,203
    937,000 Prudential Home Mortgage Securities, Series 1993-44,
             Class A17, 6.00%, 11/25/23...........................      830,585
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23............................      456,470

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  455,000 Prudential Home Mortgage Securities, Series 1994-6,
             Class A6, 6.50%, 2/25/24.............................  $   421,740
    106,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A10, 7.38%, 5/25/24............................      100,783
    912,642 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24.............................      888,666
    782,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A6, 7.50%, 5/25/24.............................      763,654
    385,000 Prudential Home Mortgage Securities, Series 1994-22,
             Class A6, 7.30%, 6/25/24.............................      371,321
    130,000 Prudential Home Mortgage Securities, Series 1994-27,
             Class A5, 8.25%, 9/25/24.............................      130,468
    328,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26.............................      319,315
    200,000 Residential Accredit Loans, Inc., Series 1997-QS1,
             Class A11, 7.50%, 2/25/27............................      193,798
     73,266 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S36, Class A4, 6.75%, 11/25/07...........       69,330
    850,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............      808,265
    359,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25...........      351,719
    274,028 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A19, 7.50%, 9/25/25...........      272,127
    264,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26...........      256,898
    100,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10, 8.00%, 7/25/26...........      100,161

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $  129,972 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A9, 7.75%, 7/25/26...........   $   129,749
    252,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A4, 7.50%, 1/25/27............       243,883
    125,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S3, Class A8, 7.30%, 2/25/27............       118,855
     72,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S5, Class A4, 7.625 %, 4/25/27..........        71,819
    355,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27..........       329,756
  1,093,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27...........     1,082,726
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28...........       915,870
    278,289 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21......................................       278,879
    165,000 Securitized Asset Sales, Inc., Series 1995-A, Class
             A12, 7.75%, 3/25/24.................................       161,733
    386,000 Vendee Mortgage Trust, Series 1992-2, Class F,
             7.00%, 2/15/18......................................       378,739
                                                                    -----------
 Total Collateralized Mortgage Obligations                           40,916,309
                                                                    -----------
 Corporate Bonds (20.6%):
 Banking (2.4%):
  1,000,000 Bank One Corp., 7.25%, 8/15/04.......................       985,000
  1,000,000 BankAmerica Corp., 7.75%, 7/15/02....................     1,007,500
                                                                    -----------
                                                                      1,992,500
                                                                    -----------
 Brokerage Services (6.8%):
    500,000 Bear Stearns Co., Inc., 6.75%, 8/15/00...............       500,765

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Brokerage Services, continued:
 $2,000,000 Bear Stearns Co., Inc., 6.75%, 4/15/03...............   $ 1,950,000
  1,500,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02............     1,477,500
  1,000,000 Salomon Smith Barney Holdings, Inc., 6.63%, 6/1/00...     1,000,820
    750,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       716,250
                                                                    -----------
                                                                      5,645,335
                                                                    -----------
 Financial Services (5.2%):
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       440,000
  2,000,000 Commercial Credit Co., 6.38%, 9/15/02................     1,955,000
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......       983,750
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....       953,750
                                                                    -----------
                                                                      4,332,500
                                                                    -----------
 Food Products & Services (3.9%):
  2,200,000 Grand Metropolitan Investment, 8.63%, 8/15/01........     2,241,250
  1,000,000 McCormick & Co., 8.95%, 7/1/01.......................     1,023,750
                                                                    -----------
                                                                      3,265,000
                                                                    -----------
 Leasing (1.7%):
  1,500,000 Hertz Corp., 6.00%, 1/15/03..........................     1,441,875
                                                                    -----------
 Pharmaceuticals (0.6%):
    500,000 American Home Products Corp., 6.50%, 10/15/02........       489,375
                                                                    -----------
  Total Corporate Bonds                                              17,166,585
                                                                    -----------
 Taxable Municipal Bonds (4.4%):
 California (0.6%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       468,125
                                                                    -----------
 Georgia (1.1%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................       930,000
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Taxable Municipal Bonds, continued:
 Louisiana (2.3%):
 $1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC..................   $   960,000
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.50%, 2/1/06, Insured by: FGIC..................       955,000
                                                                    -----------
                                                                      1,915,000
                                                                    -----------
 Wisconsin (0.4%):
    390,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100*..............................................       371,963
                                                                    -----------
  Total Taxable Municipal Bonds                                       3,685,088
                                                                    -----------
 U.S. Government Agencies (9.5%):
 Fannie Mae (0.8%):
    107,896 6.92%, 4/1/00, Pool #188965**........................       109,784
    321,328 7.07%, 4/1/00, Pool #189916**........................       325,946
    251,880 7.24%, 4/1/00, Pool #224951**........................       258,177
                                                                    -----------
                                                                        693,907
                                                                    -----------
 Freddie Mac (2.8%):
     54,746 7.00%, 10/1/07, Gold Pool #E40422....................        54,348
  2,370,234 6.50%, 12/1/11, Gold Pool #E20275....................     2,300,620
                                                                    -----------
                                                                      2,354,968
                                                                    -----------
 Government National Mortgage Assoc. (5.9%):
      1,793 9.00%, 11/15/01, Pool #194441........................         1,861
      3,689 9.00%, 8/15/03, Pool #229571.........................         3,829
     11,705 9.00%, 12/15/04, Pool #284008........................        12,199
      6,444 9.00%, 1/15/05, Pool #247502.........................         6,716
     31,885 9.00%, 3/15/06, Pool #299211.........................        33,230
     77,807 9.00%, 12/15/06, Pool #316045........................        80,801
    166,204 7.50%, 6/15/07, Pool #329595.........................       167,189
    606,335 6.00%, 1/15/09, Pool #371901.........................       579,917
      2,837 10.00%, 2/15/19, Pool #269976........................         3,022

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                           Value
 ---------  ------------------------------------------------------   -----------

 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $  126,603 8.00%, 11/15/21, Pool #308330.........................   $   126,973
     64,723 8.00%, 2/15/22, Pool #319029..........................        64,908
    115,231 8.00%, 5/15/23, Pool #343406..........................       115,567
     65,147 8.00%, 10/20/24, Pool #1884...........................        65,005
     14,956 8.00%, 2/20/26, Pool #2171............................        14,919
    667,355 7.00%, 3/15/26, Pool #419128..........................       645,352
     33,849 8.00%, 3/20/26, Pool #2187............................        33,758
    136,140 8.00%, 4/20/26, Pool #2205............................       135,806
    559,077 8.00%, 5/20/26, Pool #2219............................       557,741
  1,018,535 8.00%, 6/15/26, Pool #423563..........................     1,021,560
  1,200,833 8.00%, 6/15/26, Pool #426149..........................     1,204,352
     15,995 7.00%, 3/20/27, Pool #2394............................        15,433
                                                                     -----------
                                                                       4,890,138
                                                                     -----------
  Total U.S. Government Agencies                                       7,939,013
                                                                     -----------
 U.S. Treasury Bonds (0.6%):
    500,000 6.50%, 2/15/10........................................       502,940
                                                                     -----------
  Total U.S. Treasury Bonds                                              502,940
                                                                     -----------
 U.S. Treasury Notes (5.2%):
  1,000,000 8.88%, 5/15/00........................................     1,006,370
  3,350,000 4.50%, 9/30/00........................................     3,317,773
                                                                     -----------
  Total U.S. Treasury Notes                                            4,324,143
                                                                     -----------
 Investment Companies (4.9%):
  3,936,918 American Performance Cash Management Fund.............     3,936,918
    115,361 American Performance U.S. Treasury Fund...............       115,361
                                                                     -----------
  Total Investment Companies                                           4,052,279
                                                                     -----------
  Total Investments (Cost $85,010,812)(a)--99.6%                      82,888,896
  Other assets in excess of liabilities--0.4%                            317,888
                                                                     -----------
  Total Net Assets--100.0%                                           $83,206,784
                                                                     ===========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                 Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)
--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............. $    81,654
     Unrealized depreciation.............  (2,203,570)
                                          -----------
     Net unrealized depreciation......... $(2,121,916)
                                          ===========

 * Represents next call date. Additional subsequent call dates and amounts may apply to this security.

** Variable rate investments. The rate presented on the Schedule of Portfolio
   Investments is the rate in effect at February 29, 2000. The date presented reflects the next rate change date.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

FSA -- Financial Security Assurance

GO -- General Obligations Bond
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Asset Backed Securities (2.2%):
 $  809,540 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................   $   773,264
     82,548 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3, 7.30%, 3/25/12...........        82,160
    387,848 UCFC Home Equity Loan, Series 1996-D1, Class A4,
             6.78%, 2/15/16......................................       386,987
                                                                    -----------
  Total Asset Backed Securities                                       1,242,411
                                                                    -----------
 Collateralized Mortgage Obligations (51.3%):
    800,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27,................................       758,048
     80,000 Capstead Securities Corp., Series 1993-1, Class E,
             7.50%, 2/1/23.......................................        77,076
     19,558 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25................................        19,496
    125,000 Chemical Mortgage Securities, Inc., Series 1993-1,
             Class A7, 7.45%, 2/25/23............................       119,614
    305,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24......................................       304,265
    166,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24......................................       165,135
    108,000 Countrywide Funding Corp., Series 1994-17, Class A11,
             8.25%, 7/25/24......................................       108,884
    460,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25......................................       443,426
    516,000 Countrywide Funding Corp., Series 1994-17, Class A6,
             7.63%, 7/25/24......................................       511,490
    275,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27......................................       268,032
    274,000 Countrywide Mortgage Backed Securities, Inc.,
             Series 1994-J, Class A7, 8.00%, 6/25/24.............       272,603

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  130,000 Fannie Mae,
             Series 1992-118, Class PJ, 7.50%, 2/25/21............  $   129,279
    223,000 Fannie Mae,
             Series 1992-168, Class KA, 7.50%, 11/25/21...........      219,772
    123,000 Fannie Mae,
             Series 1992-88, Class L, 8.00%, 12/25/21.............      123,687
    735,000 Fannie Mae,
             Series 1991-171, Class J, 8.00%, 12/25/21............      746,159
    126,000 Fannie Mae,
             Series 1993-82, Class H, 7.00%, 5/25/23..............      118,486
    155,000 Fannie Mae,
             Series 1997-16, Class HA, 7.00%, 2/18/25.............      151,838
    282,634 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................      282,360
    500,000 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA5, 7.70%, 7/25/27......................      499,350
    176,000 Freddie Mac,
             Series 1281, Class I, 8.00%, 5/15/22.................      179,066
    100,000 Freddie Mac,
             Series 1541, Class H, 7.00%, 10/15/22................       97,444
     27,328 Freddie Mac,
             Series 1753, Class CB, 8.13%, 5/15/23................       27,579
    109,000 Freddie Mac,
             Series 1853, Class B, 7.50%, 4/15/24.................      108,967
    507,477 Freddie Mac,
             Series 1847, Class B, 7.50%, 7/15/24.................      507,172
    143,000 Freddie Mac,
             Series 54, Class C, 7.75%, 3/18/25...................      142,949
    753,690 Fund America Investors Corp., Series 1991-1, Class K,
             7.95%, 10/20/21......................................      752,438

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                          Security                           Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $   72,776 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13, 6.50%, 12/25/23............  $    70,279
     59,903 General Electric Capital Mortgage Services, Inc.,
             Series 1994-13, Class A7, 6.50%, 4/25/24..............       59,077
    116,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A9, 8.63%, 11/25/24.............      117,434
    175,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5, Class A6, 7.50%, 8/25/25...............      168,014
    246,482 General Electric Capital Mortgage Services, Inc.,
             Series 1996-13, Class A13, 7.75%, 8/25/26.............      246,238
    911,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27..............      906,591
    253,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27..............      249,425
    102,884 General Electric Capital Mortgage Services, Inc.,
             Series 1997-6, Class A2, 7.50%, 7/25/27...............      102,605
    629,769 Government National Mortgage Assoc.,
             Series 1996-15, Class CA, 7.50%, 1/20/24..............      628,011
    364,000 Government National Mortgage Assoc.,
             Series 1996-22, Class E, 7.00%, 5/16/24...............      345,758
    575,000 Government National Mortgage Assoc.,
             Series 1999-1, Class G, 6.50%, 7/20/26................      524,971
     90,000 Government National Mortgage Assoc.,
             Series 1996-15, Class H, 7.50%, 8/16/26...............       89,444

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  364,000 Government National Mortgage Assoc.,
             Series 1996-20, Class J, 7.50%, 9/20/26..............  $   355,470
    500,000 Government National Mortgage Assoc.,
             Series 1999-2, Class D, 6.50%, 10/20/26..............      455,393
  1,000,000 Government National Mortgage Assoc.,
             Series 1999-7, Class D, 6.25%, 8/16/27...............      887,475
    250,000 Headlands Mortgage Securities, Series 1997-1, Class
             AI10, 7.75%, 3/25/27.................................      249,720
    130,000 Headlands Mortgage Securities, Series 1997-3, Class
             1A6, 7.00%, 7/25/27..................................      124,033
    500,000 Headlands Mortgage Securities, Series 1997-5, Class
             A17, 7.25%, 11/25/27.................................      496,420
    466,000 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22.......................................      454,467
    473,000 Independent National Mortgage Corp., Series 1994-L,
             Class A5, 8.00%, 8/25/24.............................      470,096
     37,877 Independent National Mortgage Corp., Series 1994-N,
             Class A7, 8.25%, 10/25/24............................       37,894
    227,000 Independent National Mortgage Corp., Series 1994-U,
             Class A10, 8.75%, 12/25/24...........................      231,176
      9,556 Independent National Mortgage Corp., Series 1995-A,
             Class A4, 8.75%, 3/25/25.............................        9,511
    232,410 Independent National Mortgage Corp., Series 1995-U,
             Class A2, 7.13%, 1/25/26.............................      230,527
    268,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5, 7.13%, 1/25/26.............................      265,829
    175,000 Independent National Mortgage Corp., Series 1995-U,
             Class A4, 7.25%, 1/25/26.............................      168,361
    234,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6, 7.13%, 2/25/26.............................      230,614

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  106,159 Merrill Lynch Trust,
             Series 45, Class F, 9.10%, 9/20/14...................  $   105,671
    175,000 Norwest Asset Securities Corp., Series 1996-1, Class
             A11, 7.50%, 8/25/26..................................      167,727
    159,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A5, 7.63%, 9/25/26...................................      154,338
    101,000 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26...................................       99,058
     10,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27...................................        9,776
    519,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27...................................      512,071
    558,000 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27...................................      557,046
    624,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27...................................      614,078
  1,030,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28...................................      936,959
    375,168 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26...................................      374,587
    298,683 Paine Webber Mortgage Acceptance Corp.,
             Series 1994-5A, Class A4, 8.13%, 7/25/24.............      299,815
     65,000 PNC Mortgage Securities Corp., Series 1998-5, Class
             2A3, 6.75%, 7/25/28..................................       58,888
    240,000 PNC Mortgage Securities Corp., Series 1998-6, Class
             1A14, 7.00%, 9/25/28.................................      226,253
    107,000 PNC Mortgage Securities Corp., Series 1998-7, Class
             1A21, 7.00%, 9/25/28.................................       97,917
    148,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A4, 7.50%, 6/25/26...................................      139,061

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  497,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/25/27...................................  $   475,301
    113,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22............................      108,791
    733,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22............................      712,879
    229,877 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.50%, 7/25/23.............................      223,792
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23............................      456,470
    564,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26.............................      549,065
    267,000 Prudential Home Mortgage Securities, Series 1993-51,
             Class A9, 6.00%, 12/25/23............................      241,256
     19,241 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10, 8.00%, 12/25/22..........       19,251
     20,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A9, 7.50%, 7/25/23............       19,603
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............      475,450
  1,153,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A11, 6.00%, 9/25/25...........      990,046
     80,319 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25............       79,761
    347,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25...........      339,963

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  227,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A14, 8.00%, 9/25/25...........  $   225,906
     67,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26...........       65,198
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S10, Class A6, 7.50%, 5/25/26............      485,880
     79,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A5, 7.75%, 5/25/26............       77,380
     25,411 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26...........       25,365
     10,829 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A14, 7.50%, 7/25/27............       10,780
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27...........      464,445
  1,339,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27............    1,326,412
    427,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S15, Class A2, 7.00%, 10/25/27...........      412,042
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28............      915,869
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S19, Class A5, 6.75%, 8/25/28............      451,115
    298,874 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21.......................................      299,509

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   10,000 Ryland Mortgage Securities Corp., Series 1992-2,
             Class E, 8.00%, 2/25/23.............................   $     9,947
    253,000 Vendee Mortgage Trust, Series 1996-3, Class 2F,
             7.75%, 11/15/22.....................................       253,746
                                                                    -----------
  Total Collateralized Mortgage Obligations                          29,377,915
                                                                    -----------
 Corporate Bonds (20.4%):
 Automotive (0.9%):
    500,000 General Motors Corp., 7.70%, 4/15/16.................       495,000
                                                                    -----------
 Banking (2.6%):
  1,500,000 BankAmerica Corp., 7.13%, 5/12/05....................     1,466,250
                                                                    -----------
 Brokerage Services (3.1%):
  1,000,000 Merrill Lynch & Co., Inc., 8.00%, 2/1/02.............     1,013,750
    800,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       764,000
                                                                    -----------
                                                                      1,777,750
                                                                    -----------
 Financial Services (7.0%):
  1,000,000 Associates Corp., N.A., 7.50%, 4/15/02...............     1,003,750
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       440,000
  1,050,000 Ford Motor Credit Corp., 7.75%, 3/15/05..............     1,056,563
    500,000 General Electric Capital Corp., 7.50%, 6/15/09.......       500,625
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......       983,750
                                                                    -----------
                                                                      3,984,688
                                                                    -----------
 Leasing (1.7%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01..........................     1,001,250
                                                                    -----------
 Office Equipment & Services (1.8%):
  1,000,000 Xerox Corp., 8.13%, 4/15/02..........................     1,013,750
                                                                    -----------
 Retail (1.7%):
  1,000,000 May Department Stores, 8.38%, 10/1/22................       990,000
                                                                    -----------
 Telecommunications (1.6%):
  1,000,000 ALLTEL Corp., 7.00%, 3/15/16.........................       933,750
                                                                    -----------
  Total Corporate Bonds                                              11,662,438
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------

 Taxable Municipal Bonds (7.6%):
 California (0.8%):
 $  500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...   $   468,125
                                                                    -----------
 Colorado (2.2%):
  1,195,000 Boulder County Revenue Bond, Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*, Insured by: AMBAC...........     1,196,493
                                                                    -----------
 Georgia (1.6%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................       930,000
                                                                    -----------
 Illinois (0.3%):
    150,000 Springfield Tax Allocation, 7.50%, 2/1/12, Callable
             2/1/05 @ 100*, Insured by: AMBAC....................       149,813
                                                                    -----------
 Missouri (1.6%):
  1,005,000 St. Louis, Municipal Finance Corp., Firemens'
             Retirement System, Revenue Bond, 6.55%, 8/1/09,
             Insured by: MBIA....................................       942,188
                                                                    -----------
 Wisconsin (1.1%):
    395,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100*..............................................       376,731
    260,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05 @
             102*................................................       257,400
                                                                    -----------
                                                                        634,131
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,320,750
                                                                    -----------

  Shares
    or
 Principal                         Security                            Market
  Amount                          Description                           Value
 ---------  ------------------------------------------------------   -----------

 U.S. Government Agencies (10.2%):
 Freddie Mac (3.0%):
 $1,777,675 6.50%, 12/1/11, Gold Pool #E20275.....................   $ 1,725,465
                                                                     -----------
 Government National Mortgage Assoc. (7.2%):
     21,928 10.50%, 11/15/15, Pool #268347........................        23,908
     61,583 11.00%, 2/15/16, Pool #279067.........................        67,742
     21,314 9.00%, 1/15/20, Pool #280664..........................        22,393
     63,431 9.00%, 10/15/20, Pool #289412.........................        66,602
    126,959 9.00%, 7/15/21, Pool #308511..........................       133,227
    405,506 7.00%, 9/15/23, Pool #347688..........................       393,722
    607,356 7.50%, 11/15/23, Pool #354701.........................       599,867
    444,321 7.50%, 12/15/25, Pool #401510.........................       439,091
    445,560 8.00%, 5/15/26, Pool #428480..........................       446,879
     24,259 8.00%, 6/15/26, Pool #426149..........................        24,330
  1,969,961 7.00%, 7/15/29, Pool #490215..........................     1,888,287
                                                                     -----------
                                                                       4,106,048
                                                                     -----------
  Total U.S. Government Agencies                                       5,831,513
                                                                     -----------
 U.S. Treasury Bonds (3.7%):
    500,000 6.50%, 2/15/10........................................       502,940
  1,000,000 7.63%, 2/15/25........................................     1,153,760
    500,000 6.13%, 11/15/27.......................................       486,950
                                                                     -----------
  Total U.S. Treasury Bonds                                            2,143,650
                                                                     -----------
 Investment Companies (4.1%):
  2,334,043 American Performance Cash Management Fund.............     2,334,043
                                                                     -----------
  Total Investment Companies                                           2,334,043
                                                                     -----------
  Total Investments (Cost $58,553,309)(a)--99.5%                      56,912,720
  Other assets in excess of liabilities--0.5%                            312,263
                                                                     -----------
  Total Net Assets--100.0%                                           $57,224,983
                                                                     ===========

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)
--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation      $   124,087
     Unrealized depreciation       (1,764,676)
                                  -----------
     Net unrealized depreciation  $(1,640,589)
                                  ===========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--American Municipal Bond Assurance Corp.

FSA--Financial Security Assurance

GO--General Obligations Bond

MBIA--Municipal Bond Insurance Association
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                      Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks (64.0%):
 Advertising (0.1%):
        300 Catalina Marketing Corp.(b)............................   $   25,538
        600 True North Communications, Inc.........................       22,200
                                                                      ----------
                                                                          47,738
                                                                      ----------
 Aerospace/Defense (0.6%):
      3,800 B. F. Goodrich Co......................................       90,963
      5,700 Lockheed Martin Corp...................................       99,394
      3,200 United Technologies Corp...............................      162,999
                                                                      ----------
                                                                         353,356
                                                                      ----------
 Automotive (0.1%):
      1,900 Ford Motor Co..........................................       79,088
                                                                      ----------
 Automotive Parts (0.1%):
      1,300 Gentex Corp.(b)........................................       37,984
      1,600 Tower Automotive, Inc.(b)..............................       19,000
                                                                      ----------
                                                                          56,984
                                                                      ----------
 Banking (1.9%):
      8,900 Bank of America Corp...................................      409,956
      5,600 Bank One Corp..........................................      144,550
        800 Centura Banks, Inc.....................................       27,000
      1,900 Chase Manhattan Corp...................................      151,288
      1,030 Commerce Bancorp, Inc..................................       34,634
      3,700 First Union Corp.......................................      109,150
      1,200 FirstMerit Corp........................................       17,025
      9,200 Regions Financial Corp.................................      186,300
        500 Silicon Valley Bancshares(b)...........................       39,625
        400 U.S. Trust Corp........................................       55,400
                                                                      ----------
                                                                       1,174,928
                                                                      ----------
 Beverages (0.8%):
     10,300 Coca-Cola Co...........................................      498,906
                                                                      ----------
 Broadcasting/Cable (0.6%):
      4,100 CBS Corp.(b)...........................................      244,206
      1,300 MediaOne Group, Inc.(b)................................      102,050
                                                                      ----------
                                                                         346,256
                                                                      ----------
 Building Materials (0.4%):
      1,500 Armstrong World Industries, Inc........................       28,500
      7,100 USG Corp...............................................      230,750
                                                                      ----------
                                                                         259,250
                                                                      ----------
 Business Equipment & Services (0.0%):
        400 Zebra Technologies Corp.,
             Class A(b)............................................       26,625
                                                                      ----------

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                      Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Chemicals (0.9%):
      1,000 Cambrex Corp...........................................   $   40,125
      2,100 E.I. du Pont de Nemours & Co...........................      106,050
      5,500 Engelhard Corp.........................................       74,938
        900 Ferro Corp.............................................       16,988
      1,100 Geon Co................................................       22,963
      3,300 Lubrizol Corp..........................................       81,881
      3,700 Monsanto Co............................................      143,605
      1,300 NL Industries, Inc.....................................       18,769
        600 Scotts Co., Class A(b).................................       19,500
                                                                      ----------
                                                                         524,819
                                                                      ----------
 Commercial Services (0.2%):
      2,800 Hertz Corp., Class A...................................      100,275
        650 Profit Recovery Group
             International, Inc.(b)................................       12,025
      1,500 Regis Corp.............................................       23,250
                                                                      ----------
                                                                         135,550
                                                                      ----------
 Computer Hardware (1.2%):
      7,600 Sun Microsystems, Inc.(b)..............................      723,900
                                                                      ----------
 Computer Software & Services (8.0%):
     12,300 America Online, Inc.(b)................................      725,700
        900 American Management Systems(b).........................       28,631
        500 Aspen Technology, Inc.(b)..............................       22,375
      1,000 CIBER, Inc.(b).........................................       23,250
        200 Clarify, Inc.(b).......................................       28,863
      3,900 Computer Associates International, Inc.................      250,819
      2,500 Electronic Data Systems Corp...........................      161,875
        600 FactSet Research Systems, Inc.(b)......................       18,075
        200 HNC Software, Inc.(b)..................................       19,675
        500 Macromedia, Inc.(b)....................................       43,219
        800 Mercury Interactive Corp.(b)...........................       77,100
     22,115 Microsoft Corp.(b).....................................    1,976,527
     13,000 Oracle Corp.(b)........................................      965,250
        300 QRS Corp.(b)...........................................       28,313
        400 RSA Security, Inc.(b)..................................       26,700
      2,200 Yahoo!, Inc.(b)........................................      351,312
                                                                      ----------
                                                                       4,747,684
                                                                      ----------
 Computers & Peripherals (8.0%):
      1,100 Anixter International, Inc.(b).........................       20,556
        400 Black Box Corp.(b).....................................       29,925
     14,100 Cisco Systems, Inc.(b).................................    1,863,843
      4,100 Compaq Computer Corp. .................................      101,988
     16,900 Dell Computer Corp.(b).................................      689,731

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                      Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Computers & Peripherals, continued:
      4,700 EMC Corp.(b)...........................................   $  559,300
      3,400 Hewlett-Packard Co.....................................      457,300
      7,900 International Business Machines Corp. .................      805,799
        800 National Instruments Corp.(b)..........................       35,925
      3,900 Novell, Inc.(b)........................................      128,944
      1,700 S3, Inc.(b)............................................       27,094
      1,000 Telxon Corp............................................       21,500
        400 Xircom, Inc.(b)........................................       16,613
                                                                      ----------
                                                                       4,758,518
                                                                      ----------
 Consumer Products (0.0%):
      2,000 Action Performance Companies, Inc.(b)..................       18,125
                                                                      ----------
 Cosmetics/Personal Care (0.9%):
      2,100 Kimberly-Clark Corp....................................      108,544
      5,000 Procter & Gamble Co....................................      440,000
                                                                      ----------
                                                                         548,544
                                                                      ----------
 Diversified Manufacturing Operations (3.6%):
      1,600 Corning, Inc...........................................      300,800
     14,100 General Electric Co....................................    1,863,843
                                                                      ----------
                                                                       2,164,643
                                                                      ----------
 Electric Integrated (0.3%):
      5,200 PECO Energy Co. .......................................      194,025
                                                                      ----------
 Electronic Components/Instruments (0.2%):
        600 Benchmark Electronics, Inc.(b).........................       18,975
        500 C-Cube Microsystems, Inc.(b)...........................       46,625
        400 CTS Corp...............................................       25,800
        700 Methode Electronics, Inc., Class A.....................       40,688
                                                                      ----------
                                                                         132,088
                                                                      ----------
 Electronics (0.1%):
        600 KEMET Corp.(b).........................................       36,863
                                                                      ----------
 Entertainment (1.0%):
      3,100 Aztar Corp.(b).........................................       29,450
      4,000 The Walt Disney Co.....................................      134,000
      4,500 Time Warner, Inc. .....................................      384,750
      1,300 Viacom, Inc., Class B(b)...............................       72,475
                                                                      ----------
                                                                         620,675
                                                                      ----------
 Financial Services (3.6%):
      3,800 Allied Capital Corp. ..................................       66,025
      3,000 American Express Co....................................      402,562
      7,100 Associates First Capital Corp.,
             Class A...............................................      141,113

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                      Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Financial Services, continued:
      4,400 Bear Stearns Cos., Inc.................................   $  172,700
      9,700 Citigroup, Inc.........................................      501,368
      1,500 Goldman Sachs Group, Inc...............................      138,750
      6,800 Household International, Inc...........................      217,174
        600 Legg Mason, Inc........................................       23,550
      8,000 MBNA Corp..............................................      182,000
      1,800 Morgan Stanley Dean Witter & Co........................      126,788
      2,400 Providian Financial Corp. .............................      155,550
        300 SEI Investments Co.....................................       26,794
                                                                      ----------
                                                                       2,154,374
                                                                      ----------
 Food Products & Services (0.7%):
      2,500 Fleming Companies., Inc. ..............................       38,594
      6,300 General Mills, Inc.....................................      207,506
      8,500 IBP, Inc...............................................      106,250
      1,900 Smithfield Food, Inc.(b)...............................       29,450
        700 Whole Foods Market, Inc.(b)............................       26,578
                                                                      ----------
                                                                         408,378
                                                                      ----------
 Forest Products--Lumber & Paper (0.4%):
      3,500 Georgia Pacific Corp...................................      121,406
      3,700 Rayonier, Inc. ........................................      147,075
                                                                      ----------
                                                                         268,481
                                                                      ----------
 Health Care (1.4%):
        700 Cognex Corp. (b).......................................       30,756
      1,400 IDEXX Laboratories, Inc.(b)............................       41,388
      9,800 Johnson & Johnson......................................      703,149
      2,600 Owens & Minor, Inc. ...................................       28,600
        900 Quest Diagnostics, Inc.(b).............................       30,881
                                                                      ----------
                                                                         834,774
                                                                      ----------
 Home Builders (0.2%):
      2,500 Centex Corp............................................       49,218
      2,200 Champion Enterprises, Inc. (b).........................       13,888
      1,900 Ryland Group, Inc......................................       33,725
                                                                      ----------
                                                                          96,831
                                                                      ----------
 Insurance (1.3%):
      1,000 21st Century Insurance Group...........................       17,625
        600 Aetna Services, Inc....................................       24,675
      2,000 American General Corp. ................................      104,375
      2,600 American International Group, Inc......................      229,937
      3,000 Hartford Financial Services Group, Inc.................       93,750
      1,500 Marsh & McLennan Cos., Inc. ...........................      116,063
      1,600 Mutual Risk Management Ltd. ...........................       22,000

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                      Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Insurance, continued:
      4,500 Radian Group, Inc......................................   $  156,094
      4,900 Sierra Health Services, Inc.(b)........................       30,013
                                                                      ----------
                                                                         794,532
                                                                      ----------
 Leisure & Recreation Products (0.2%):
      1,100 Harley-Davidson, Inc. .................................       74,938
        800 Polaris Industries, Inc................................       24,500
                                                                      ----------
                                                                          99,438
                                                                      ----------
 Machinery & Equipment (0.3%):
      1,000 Lincoln Electric Holdings..............................       19,500
      3,800 W.W., Grainger, Inc....................................      162,688
                                                                      ----------
                                                                         182,188
                                                                      ----------
 Medical--Biotechnology (0.3%):
        400 IDEC Pharmaceuticals Corp.(b)..........................       56,350
        300 Incyte Pharmaceuticals, Inc.(b)........................       82,669
        200 Protein Design Labs, Inc.(b)...........................       50,038
                                                                      ----------
                                                                         189,057
                                                                      ----------
 Medical Equipment & Supplies (0.0%):
        600 Patterson Dental Co.(b)................................       21,619
                                                                      ----------
 Metals--Processing & Fabrication (0.1%):
      1,900 Amcast Industrial Corp. ...............................       22,681
      2,000 Intermet Corp. ........................................       22,500
                                                                      ----------
                                                                          45,181
                                                                      ----------
 Oil & Gas Exploration, Production, and Services (0.1%):
      1,300 HS Resources, Inc.(b)..................................       21,450
        700 Newfield Exploration Co.(b)............................       21,700
      1,800 Vintage Petroleum, Inc.................................       26,100
                                                                      ----------
                                                                          69,250
                                                                      ----------
 Oil--Intergrated Companies (2.7%):
      1,700 Chevron Corp. .........................................      126,969
      5,800 Exxon Mobil Corp.......................................      436,812
     34,800 Occidental Petroleum Corp..............................      558,974
      3,100 Royal Dutch Petroleum Co...............................      162,750
     15,600 Ultramar Diamond Shamrock Corp.........................      338,325
                                                                      ----------
                                                                       1,623,830
                                                                      ----------
 Pharmaceuticals (4.5%):
      3,900 Amgen, Inc.(b).........................................      265,931
      1,600 Bindley Western Industries, Inc........................       27,500
      9,200 Bristol-Myers Squibb Co. ..............................      522,675
      3,300 Eli Lilly & Co. .......................................      196,144
        500 Jones Pharma, Inc......................................       35,875

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                      Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Pharmaceuticals, continued:
      8,800 Merck & Co., Inc. .....................................   $  541,750
     17,100 Pfizer, Inc............................................      549,337
      7,000 Schering-Plough Corp...................................      244,125
      3,600 Warner-Lambert Co. ....................................      308,025
                                                                      ----------
                                                                       2,691,362
                                                                      ----------
 Printing & Publishing (0.0%):
        500 Consolidated Graphics, Inc.(b).........................        6,844
        750 Valassis Communications, Inc.(b).......................       20,766
                                                                      ----------
                                                                          27,610
                                                                      ----------
 Real Estate Investment Trusts (0.0%):
      1,800 Indymac Mortgage Holdings, Inc. .......................       22,838
                                                                      ----------
 Research And Development (0.1%):
      1,300 Pharmaceutical Product Development, Inc.(b)............       31,525
                                                                      ----------
 Restaurants (0.1%):
        900 Applebee's International, Inc..........................       25,340
      3,700 CKE Restaurants, Inc...................................       23,588
                                                                      ----------
                                                                          48,928
                                                                      ----------
 Retail (3.4%):
      2,900 Building Materials Holding Corp.(b)....................       29,091
      1,000 Ethan Allen Interiors, Inc.............................       23,313
      3,800 Gap, Inc. .............................................      183,588
      5,200 Gymboree Corp.(b)......................................       24,375
     10,500 Home Depot, Inc........................................      607,030
      6,100 May Department Stores Co...............................      159,744
      3,200 Sears, Roebuck & Co....................................       88,200
     18,700 Wal-Mart Stores, Inc...................................      910,455
        800 Wet Seal, Inc., Class A(b).............................        8,250
        700 Zale Corp.(b)..........................................       26,338
                                                                      ----------
                                                                       2,060,384
                                                                      ----------
 Semiconductors (5.2%):
      1,600 Applied Industrial Technologies, Inc. .................       29,000
      1,000 Dallas Semiconductor Corp. ............................       40,375
        400 Etec Systems, Inc.(b)..................................       47,113
        400 Helix Technology Corp..................................       28,450
     16,100 Intel Corp.............................................    1,819,299
        300 Kulicke & Soffa Industries, Inc.(b)....................       23,850
        600 Lattice Semiconductor Corp.(b).........................       42,150
        500 Micrel, Inc.(b)........................................       57,625
        800 Micron Technology, Inc.................................       78,450
      1,200 Silicon Valley Group, Inc.(b)..........................       30,375

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                              Market
  Amount                      Security Description                      Value
 ---------  -------------------------------------------------------   ----------

 Common Stocks, continued:
 Semiconductors, continued:
      5,400 Texas Instruments, Inc. ...............................   $  899,100
      1,400 Ultratech Stepper, Inc.(b).............................       24,500
                                                                      ----------
                                                                       3,120,287
                                                                      ----------
 Steel (0.0%):
      1,900 Steel Technologies, Inc................................       17,813
                                                                      ----------
 Telecommunications (7.3%):
        500 Aspect Communications Corp.(b).........................       32,219
     11,900 AT&T Corp..............................................      588,306
      2,000 Bell Atlantic Corp. ...................................       97,875
      3,000 BellSouth Corp.........................................      122,250
      5,100 Brightpoint, Inc.(b)...................................       65,663
        700 CommScope, Inc.(b).....................................       27,256
        700 Digital Microwave Corp.(b).............................       23,363
     12,900 Lucent Technologies, Inc...............................      767,549
     12,000 MCI WorldCom, Inc.(b)..................................      535,500
      2,300 Motorola, Inc..........................................      392,150
      1,100 Nextel Communications, Inc., Class A(b)................      149,944
      3,200 Qualcom, Inc.(b).......................................      455,799
      2,400 RCN Corp.(b)...........................................      143,700
     15,700 SBC Communications, Inc................................      596,600
      3,800 Sprint Corp. ..........................................      231,800
      3,700 Tellabs, Inc.(b).......................................      177,600
        600 Whittman-Hart, Inc.(b).................................       27,225
                                                                      ----------
                                                                       4,434,799
                                                                      ----------
 Textile Products (0.0%):
      4,300 Dixie Group, Inc.(b)...................................       24,725
                                                                      ----------
 Tobacco & Tobacco Products (0.5%):
     17,000 R.J. Reynolds Tobacco Holdings, Inc. ..................      306,000
                                                                      ----------
 Transportation (0.6%):
     22,600 Norfolk Southern Corp..................................      306,513
      2,200 Union Pacific Corp.....................................       83,600
                                                                      ----------
                                                                         390,113
                                                                      ----------
 Transportation & Shipping (0.0%):
      3,100 Arkansas Best Corp.(b).................................       29,256
                                                                      ----------
 Transportation Leasing & Trucking (0.1%):
      1,900 Yellow Corp.(b)........................................       30,400
                                                                      ----------
 Utilities--Diversified (0.2%):
      3,008 Dynegy, Inc., Class A..................................      141,000
                                                                      ----------
 Utilities--Electric (0.7%):
      3,100 AES Corp.(b)...........................................      259,818
        700 Hawaiian Electric Industries, Inc......................       20,169

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Common Stocks, continued:
 Utilities--Electric, continued:
      1,700 Southern Co..........................................   $    37,719
      2,400 Texas Utilities Co...................................        78,300
                                                                    -----------
                                                                        396,006
                                                                    -----------
 Utilities--Natural Gas (0.9%):
     13,400 Williams Companies, Inc..............................       560,288
                                                                    -----------
 Utilities--Water (0.1%):
      1,000 American States Water Co.............................        26,938
        800 United Water Resources, Inc. ........................        27,850
                                                                    -----------
                                                                         54,788
                                                                    -----------
 Total Common Stocks                                                 38,624,620
                                                                    -----------
 Asset Backed Securities (0.8%):
 $   53,213 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................        52,343
    242,862 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................       231,980
     20,637 General Electric Capital Mortgage Services, Inc.,
             Series 1996-HE2, Class A3,
             7.30%, 3/25/12......................................        20,540
    150,439 Nomura Asset Securities Corp., Series 1995-2, Class
             2M,
             7.12%, 1/25/26......................................       148,353
                                                                    -----------
  Total Asset Backed Securities                                         453,216
                                                                    -----------
 Collateralized Mortgage Obligations (11.0%):
    500,000 BA Mortgage Securities, Inc.,
             Series 1997-3, Class A2,
             7.00%, 12/25/27,....................................       473,780
    500,000 Chase Mortgage Finance Corp., Series 1993-L, Class
             2A12, 7.00%, 10/25/24...............................       457,655
     80,000 Fannie Mae,
             Series 1997-16, Class HA,
             7.00%, 2/18/25......................................        78,368
    141,317 Financial Asset Securitization, Inc.,
             Series 1997-NAM1, Class A2,
             7.75%, 5/25/27......................................       141,180
     64,445 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A-2,
             6.50%, 10/25/23.....................................        61,250

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                           Market
  Amount                    Security Description                      Value
 ---------  ----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $   81,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12,
             7.50%, 4/25/27.....................................   $    80,608
    200,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10,
             7.50%, 5/25/27.....................................       197,174
    537,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 1A17,
             7.25%, 10/25/27....................................       507,959
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11,
             6.75%, 6/25/28.....................................       903,806
  1,000,000 Government National Mortgage Assoc., Series 1999-1,
             Class G,
             6.50%, 7/20/26.....................................       912,994
    500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D,
             6.50%, 10/20/26....................................       455,393
    500,000 Headlands Mortgage Securities, Series 1997-5, Class
             A17,
             7.25%, 11/25/27....................................       496,420
    260,000 Independent National Mortgage Corp., Series 1995-M,
             Class A4,
             7.50%, 9/25/25.....................................       251,064
    134,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A8,
             7.25%, 9/25/26.....................................       129,138
  1,000,000 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6,
             6.75%, 12/26/23....................................       912,940
    108,376 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5,
             6.80%, 5/25/24.....................................       105,529
    135,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A7,
             6.88%, 5/25/24.....................................       129,916
    190,000 Prudential Home Mortgage Securities, Series 1996-2,
             Class A13,
             7.00%, 3/25/26.....................................       183,939
    200,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6,
             7.00%, 8/25/23.....................................       190,180
                                                                   -----------
  Total Collateralized Mortgage Obligations                          6,669,293
                                                                   -----------

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Corporate Bonds (4.2%):
 Banking (0.8%):
 $  250,000 BankAmerica Corp.,
             7.13%, 5/12/05......................................   $   244,375
    250,000 J.P. Morgan, 6.25%, 12/15/05.........................       232,188
                                                                    -----------
                                                                        476,563
                                                                    -----------
 Beverages (0.4%):
    250,000 Anheuser Busch Co.,
             6.90%, 10/1/02......................................       245,938
                                                                    -----------
 Brokerage Services (1.1%):
    250,000 Bear Stearns Co., Inc., 6.75%, 8/15/00...............       250,382
    200,000 Salomon Smith Barney Holdings, Inc., 6.63%, 7/1/02...       197,250
    250,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       238,750
                                                                    -----------
                                                                        686,382
                                                                    -----------
 Financial Services (1.5%):
    250,000 Associates Corp. N.A., 6.00%, 12/1/02................       241,875
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       439,999
    200,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....       190,750
                                                                    -----------
                                                                        872,624
                                                                    -----------
 Retail Stores (0.4%):
    250,000 Wal-Mart Stores, Inc.,
             7.25%, 6/1/13.......................................       244,688
                                                                    -----------
  Total Corporate Bonds                                               2,526,195
                                                                    -----------
 Taxable Municipal Bonds (0.8%):
 Georgia (0.5%):
    350,000 Cedartown Development Authority, 7.00%, 2/1/22,
             Callable 2/1/07 @ 102, Insured by: AMBAC............       328,125
                                                                    -----------
 Louisiana (0.3%):
    170,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05,
             Insured by: FGIC....................................       163,200
                                                                    -----------
  Total Taxable Municipal Bonds                                         491,325
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 U.S. Government Agencies (3.4%):
 Fannie Mae (0.5%):
 $  300,000 7.50%, 4/16/07........................................   $   295,110
                                                                     -----------
 Freddie Mac (0.3%):
    177,768 6.50%, 12/1/11, Gold Pool #E20275.....................       172,546
                                                                     -----------
 Government National Mortgage Assoc. (2.6%):
    379,087 7.00%, 1/15/26, Pool #421420..........................       367,437
    135,640 6.00%, 2/20/26, Pool #2166............................       123,914
    405,367 8.00%, 6/15/26, Pool #423563..........................       406,571
    745,614 7.00%, 7/15/29, Pool #492747..........................       714,507
                                                                     -----------
                                                                       1,612,429
                                                                     -----------
  Total U.S. Government Agencies                                       2,080,085
                                                                     -----------
 U.S. Treasury Bonds (4.1%):
    525,000 6.25%, 8/15/23........................................       515,776
  2,000,000 6.13%, 11/15/27.......................................     1,947,800
                                                                     -----------
  Total U.S. Treasury Bonds                                            2,463,576
                                                                     -----------

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............. $ 7,955,525
     Unrealized depreciation.............  (3,338,074)
                                          -----------
     Net unrealized appreciation......... $ 4,617,451
                                          ===========

(b) Represents non-income producing securities.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 U.S. Treasury Notes (8.5%):
 $2,200,000 4.50%, 9/30/00........................................   $ 2,178,836
    200,000 7.75%, 2/15/01........................................       202,592
  2,800,000 5.88%, 11/30/01.......................................     2,768,892
                                                                     -----------
  Total U.S. Treasury Notes                                            5,150,320
                                                                     -----------
 Investment Companies (2.8%):
  1,659,469 American Performance Cash Management Fund.............     1,659,469
     45,698 American Performance U.S. Treasury Fund...............        45,698
                                                                     -----------
  Total Investment Companies                                           1,705,167
                                                                     -----------
  Total Investments (Cost $55,546,346)(a)--99.6%                      60,163,797
  Other assets in excess of liabilities--0.4%                            253,013
                                                                     -----------
  Total Net Assets--100.0%                                           $60,416,810
                                                                     ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks (99.0%):
 Aerospace/Defense (1.5%):
    51,700 Lockheed Martin Corp..................................   $    901,519
    43,900 Raytheon Co., Class B.................................        812,150
    12,700 United Technologies Corp. ............................        646,906
                                                                    ------------
                                                                       2,360,575
                                                                    ------------
 Automotive Parts (1.2%):
    58,000 Cooper Tire & Rubber Co. .............................        627,125
    70,100 Delphi Automotive Systems Corp. ......................      1,169,794
                                                                    ------------
                                                                       1,796,919
                                                                    ------------
 Banking (4.5%):
    39,800 Bank of America Corp..................................      1,833,288
    36,500 Bank One Corp.........................................        942,156
    27,400 Chase Manhattan Corp..................................      2,181,725
   100,200 Regions Financial Corp................................      2,029,050
                                                                    ------------
                                                                       6,986,219
                                                                    ------------
 Beverages (2.2%):
    53,900 Coca-Cola Co. ........................................      2,610,781
    24,300 PepsiCo, Inc. ........................................        783,675
                                                                    ------------
                                                                       3,394,456
                                                                    ------------
 Broadcasting/Cable (1.3%):
     8,300 Adelphia Communications, Class A(b)...................        455,981
    26,300 CBS Corp.(b)..........................................      1,566,494
                                                                    ------------
                                                                       2,022,475
                                                                    ------------
 Chemicals (0.4%):
     5,400 Dow Chemical..........................................        585,900
                                                                    ------------
 Commercial Services (0.3%):
    14,900 Hertz Corp., Class A..................................        533,606
                                                                    ------------
 Computer Hardware (1.3%):
    20,200 Sun Microsystems, Inc.(b).............................      1,924,050
                                                                    ------------
 Computer Software & Services (8.7%):
    29,000 America Online, Inc.(b)...............................      1,711,000
    13,100 Computer Associates International, Inc................        842,494
    23,400 Keane, Inc.(b)........................................        561,600
    62,900 Microsoft Corp.(b)....................................      5,621,687
    38,000 Oracle Corp.(b).......................................      2,821,500
    29,100 PeopleSoft, Inc.(b)...................................        602,006
     7,200 Yahoo!, Inc.(b).......................................      1,149,750
                                                                    ------------
                                                                      13,310,037
                                                                    ------------
 Computers & Peripherals (10.9%):
    56,300 Cisco Systems, Inc.(b)................................      7,442,156
    48,100 Dell Computer Corp.(b)................................      1,963,081

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Computers & Peripherals, continued:
    22,500 EMC Corp.(b)..........................................   $  2,677,500
    13,600 Hewlett-Packard Co. ..................................      1,829,200
    27,500 International Business Machines Corp. ................      2,805,000
                                                                    ------------
                                                                      16,716,937
                                                                    ------------
 Cosmetics/Personal Care (3.1%):
    17,200 Colgate-Palmolive Co. ................................        897,625
    23,500 Kimberly-Clark Corp. .................................      1,214,656
    30,200 Procter & Gamble Co. .................................      2,657,600
                                                                    ------------
                                                                       4,769,881
                                                                    ------------
 Diversified Manufacturing Operations (5.0%):
    49,800 General Electric Co...................................      6,582,938
    22,200 Honeywell International, Inc. ........................      1,068,375
                                                                    ------------
                                                                       7,651,313
                                                                    ------------
 Electric Integrated (2.1%):
    29,600 PECO Energy Co. ......................................      1,104,450
   100,300 Reliant Energy, Inc. .................................      2,062,419
                                                                    ------------
                                                                       3,166,869
                                                                    ------------
 Entertainment (2.3%):
    31,300 Metro-Goldwyn-Mayer, Inc.(b)..........................        747,288
    13,600 Pixar Animation Studios(b)............................        476,000
    12,300 Time Warner, Inc. ....................................      1,051,650
    22,300 Viacom, Inc., Class B(b)..............................      1,243,225
                                                                    ------------
                                                                       3,518,163
                                                                    ------------
 Financial Services (4.5%):
    41,500 Allied Capital Corp. .................................        721,063
    56,500 CIT Group, Inc., Class A..............................        791,000
    29,800 Citigroup, Inc. ......................................      1,540,288
    16,800 Goldman Sachs Group, Inc..............................      1,553,999
    41,700 Household International, Inc..........................      1,331,794
    14,100 Providian Financial Corp. ............................        913,856
                                                                    ------------
                                                                       6,852,000
                                                                    ------------
 Food Products & Services (0.9%):
    48,700 Archer Daniels Midland Co.............................        490,044
    16,600 Quaker Oats Co........................................        895,362
                                                                    ------------
                                                                       1,385,406
                                                                    ------------
 Forest Products--Lumber & Paper (0.6%):
    28,700 Georgia Pacific Corp..................................        995,531
                                                                    ------------
 Health Care (2.2%):
    35,600 Johnson & Johnson.....................................      2,554,300
    32,000 Mallinckrodt, Inc.....................................        788,000
                                                                    ------------
                                                                       3,342,300
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Insurance (2.6%):
    14,100 American International Group, Inc.....................   $  1,246,969
    21,600 CNA Financial Corp.(b)................................        583,200
    27,200 Hartford Financial Services Group, Inc................        850,000
    16,900 Marsh & McLennan Cos., Inc............................      1,307,637
                                                                    ------------
                                                                       3,987,806
                                                                    ------------
 Iron & Steel (0.5%):
    45,300 Allegheny Technologies, Inc...........................        767,269
                                                                    ------------
 Leisure & Recreation Products (0.5%):
    41,200 Brunswick Corp........................................        728,725
                                                                    ------------
 Oil & Gas Exploration (0.6%):
    24,000 Transocean Sedco Forex, Inc...........................        946,500
                                                                    ------------
 Oil--Intergrated Companies (4.0%):
    18,600 Chevron Corp..........................................      1,389,188
    36,000 Exxon Mobil Corp......................................      2,711,249
    75,400 Occidental Petroleum Corp.............................      1,211,113
    40,700 Ultramar Diamond Shamrock Corp........................        882,681
                                                                    ------------
                                                                       6,194,231
                                                                    ------------
 Pharmaceuticals (7.6%):
    26,300 Abbott Laboratories...................................        861,325
     8,400 Amgen, Inc.(b)........................................        572,775
    45,400 Bristol-Myers Squibb Co...............................      2,579,287
     8,400 Eli Lilly & Co........................................        499,275
    33,900 Ivax Corp.............................................        771,225
    43,100 Merck & Co., Inc......................................      2,653,343
    79,100 Pfizer, Inc...........................................      2,541,088
    14,600 Warner-Lambert Co.....................................      1,249,213
                                                                    ------------
                                                                      11,727,531
                                                                    ------------
 Real Estate Investment Trusts (0.5%):
    32,300 Rouse Co..............................................        706,563
                                                                    ------------
 Rental--Auto/Equipment (0.3%):
    30,000 United Rentals, Inc.(b)...............................        468,750
                                                                    ------------
 Retail (5.2%):
    21,100 Gap, Inc..............................................      1,019,394
    48,900 Home Depot, Inc.......................................      2,827,031
    11,500 Target Corp...........................................        678,500
    58,500 Toys "R" Us, Inc.(b)..................................        723,938
    57,500 Wal-Mart Stores, Inc..................................      2,799,531
                                                                    ------------
                                                                       8,048,394
                                                                    ------------
 Semiconductors (6.7%):
     9,400 Applied Materials, Inc.(b)............................      1,719,613
    50,700 Intel Corp............................................      5,729,099

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Semiconductors, continued:
    11,400 Micron Technology, Inc................................   $  1,117,913
    10,400 Texas Instruments, Inc................................      1,731,600
                                                                    ------------
                                                                      10,298,225
                                                                    ------------
 Telecommunications (11.6%):
    39,200 AT&T Corp.............................................      1,937,950
     9,400 Bell Atlantic Corp....................................        460,013
    40,100 Lucent Technologies, Inc..............................      2,385,949
    60,800 MCI WorldCom, Inc.(b).................................      2,713,199
     9,000 Motorola, Inc.........................................      1,534,500
    12,200 Nextel Communications, Inc., Class A(b)...............      1,663,013
    13,200 Pinnacle Holdings, Inc.(b)............................        772,200
     7,000 Powertel, Inc.(b).....................................        655,375
    11,300 Qualcom, Inc.(b)......................................      1,609,544
    52,600 SBC Communications, Inc...............................      1,998,800
    13,500 Sprint Corp...........................................        823,500
    28,200 Sprint PCS Group(b)...................................      1,459,350
                                                                    ------------
                                                                      18,013,393
                                                                    ------------
 Television (0.8%):
    11,800 Univision Communications, Class A(b)..................      1,202,125
                                                                    ------------
 Tobacco & Tobacco Products (1.1%):
    31,500 Philip Morris Cos., Inc...............................        631,969
    59,800 R.J. Reynolds Tobacco Holdings, Inc...................      1,076,400
                                                                    ------------
                                                                       1,708,369
                                                                    ------------
 Transportation (1.5%):
   119,000 Norfolk Southern Corp.................................      1,613,938
    16,900 Union Pacific Corp....................................        642,200
                                                                    ------------
                                                                       2,256,138
                                                                    ------------
 Utilities--Diversified (1.1%):
    22,000 Avista Corp...........................................        661,375
    21,900 Dynegy, Inc., Class A.................................      1,026,563
                                                                    ------------
                                                                       1,687,938
                                                                    ------------
 Utilities--Natural Gas (1.4%):
    50,600 Williams Companies, Inc...............................      2,115,713
                                                                    ------------
  Total Common Stocks                                                152,170,307
                                                                    ------------
 Investment Companies (1.0%):
 1,515,571 American Performance Cash Management Fund.............      1,515,571
                                                                    ------------
  Total Investment Companies                                           1,515,571
                                                                    ------------
  Total Investments (Cost $111,915,330)(a)--100.0%                   153,685,878
  Other assets in excess of liabilities--0.0%                             50,420
                                                                    ------------
  Total Net Assets--100.0%                                          $153,736,298
                                                                    ============

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)
--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $51,644,599
     Unrealized depreciation..............  (9,874,051)
                                           -----------
     Net Unrealized appreciation.......... $41,770,548
                                           ===========

(b) Represents non-income producing securities.

ADR -- American Depository Receipt
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                               February 29, 2000
                                  (Unaudited)

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks (96.9%):
 Beverages (1.8%):
    63,400 Coca-Cola Co..........................................   $  3,070,938
                                                                    ------------
 Building Materials (1.2%):
    60,500 USG Corp..............................................      1,966,250
                                                                    ------------
 Computer Hardware (2.9%):
    52,000 Sun Microsystems, Inc.(b).............................      4,953,000
                                                                    ------------
 Computer Software & Services (17.0%):
    70,800 America Online, Inc.(b)...............................      4,177,200
    27,300 Computer Associates International, Inc................      1,755,731
    52,200 Compuware Corp.(b)....................................      1,154,925
    24,200 Electronic Data Systems Corp..........................      1,566,950
   131,700 Microsoft Corp.(b)....................................     11,770,687
    73,800 Oracle Corp.(b).......................................      5,479,649
    17,400 Yahoo!, Inc.(b).......................................      2,778,563
                                                                    ------------
                                                                      28,683,705
                                                                    ------------
 Computers & Peripherals (14.5%):
    84,500 Cisco Systems, Inc.(b)................................     11,169,843
   120,700 Dell Computer Corp.(b)................................      4,926,069
    29,100 EMC Corp.(b)..........................................      3,462,900
    48,400 International Business Machines Corp..................      4,936,800
                                                                    ------------
                                                                      24,495,612
                                                                    ------------
 Cosmetics/Personal Care (1.5%):
    28,400 Procter & Gamble Co...................................      2,499,200
                                                                    ------------
 Diversified Manufacturing Operations (6.1%):
    11,900 Corning, Inc..........................................      2,237,200
    61,300 General Electric Co...................................      8,103,094
                                                                    ------------
                                                                      10,340,294
                                                                    ------------
 Entertainment (1.0%):
    20,600 Time Warner, Inc......................................      1,761,300
                                                                    ------------
 Financial Services (3.2%):
    26,500 American Express Co...................................      3,555,969
    80,700 MBNA Corp.............................................      1,835,925
                                                                    ------------
                                                                       5,391,894
                                                                    ------------
 Food Products & Services (1.2%):
    59,600 General Mills, Inc....................................      1,963,075
                                                                    ------------
 Health Care (2.5%):
    20,700 Bausch & Lomb, Inc....................................      1,091,925
    27,800 Johnson & Johnson.....................................      1,994,650
    24,600 Medtronic, Inc........................................      1,191,563
                                                                    ------------
                                                                       4,278,138
                                                                    ------------

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Machinery & Equipment (0.8%):
    30,000 W.W. Grainger, Inc....................................   $  1,284,375
                                                                    ------------
 Oil--Intergrated Companies (1.3%):
   141,700 Occidental Petroleum Corp.............................      2,276,056
                                                                    ------------
 Pharmaceuticals (9.9%):
    27,700 Amgen, Inc.(b)........................................      1,888,794
    59,900 Bristol-Myers Squibb Co...............................      3,403,068
    28,000 Eli Lilly & Co........................................      1,664,250
    46,300 Merck & Co., Inc......................................      2,850,344
    99,200 Pfizer, Inc...........................................      3,186,800
    54,800 Schering-Plough Corp..................................      1,911,150
    21,500 Warner-Lambert Co.....................................      1,839,594
                                                                    ------------
                                                                      16,744,000
                                                                    ------------
 Retail (6.7%):
    26,900 Gap, Inc..............................................      1,299,606
    66,200 Home Depot, Inc.......................................      3,827,188
   104,200 Wal-Mart Stores, Inc..................................      5,073,238
    46,500 Walgreen Co...........................................      1,200,281
                                                                    ------------
                                                                      11,400,313
                                                                    ------------
 Semiconductors (10.1%):
     9,500 Applied Materials, Inc.(b)............................      1,737,906
    93,000 Intel Corp............................................     10,509,000
    29,500 Texas Instruments, Inc................................      4,911,750
                                                                    ------------
                                                                      17,158,656
                                                                    ------------
 Technology (0.7%):
    17,400 Solectron Corp........................................      1,139,700
                                                                    ------------
 Telecommunications (10.1%):
    49,400 AT&T Corp.............................................      2,442,213
    79,500 Lucent Technologies, Inc..............................      4,730,250
    24,300 Qualcom, Inc.(b)......................................      3,461,231
    96,400 SBC Communications, Inc...............................      3,663,200
    24,500 Sprint PCS Group(b)...................................      1,267,875
    31,700 Tellabs, Inc.(b)......................................      1,521,600
                                                                    ------------
                                                                      17,086,369
                                                                    ------------
 Transportation (1.0%):
   127,500 Norfolk Southern Corp.................................      1,729,219
                                                                    ------------
 Utilities--Electric (1.4%):
    28,400 AES Corp.(b)..........................................      2,380,275
                                                                    ------------
 Utilities--Natural Gas (2.0%):
    79,900 Williams Companies, Inc...............................      3,340,819
                                                                    ------------
  Total Common Stocks                                                163,943,188
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Investment Companies (3.1%):
 5,164,732 American Performance Cash Management Fund.............   $  5,164,732
                                                                    ------------
  Total Investment Companies                                           5,164,732
                                                                    ------------
  Total Investments (Cost $122,115,379)(a)--100.0%                   169,107,920
  Liabilities in excess of other assets--0.0%                           (21,112)
                                                                    ------------
  Total Net Assets--100.0%                                          $169,086,808
                                                                    ============

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $52,668,000
     Unrealized depreciation..............  (5,675,459)
                                           -----------
     Net unrealized appreciation.......... $46,992,541
                                           ===========

(b) Represents non-income producing securities.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks (98.5%):
 Advertising (1.9%):
       900 Catalina Marketing Corp.(b).............................   $   76,613
     2,100 True North Communications, Inc. ........................       77,700
                                                                      ----------
                                                                         154,313
                                                                      ----------
 Automotive Parts (1.7%):
     3,000 Gentex Corp.(b).........................................       87,656
     4,700 Tower Automotive, Inc.(b)...............................       55,813
                                                                      ----------
                                                                         143,469
                                                                      ----------
 Banking (3.7%):
     3,300 Banknorth Group, Inc....................................       62,494
     1,900 Centura Banks, Inc......................................       64,125
     3,300 Cullen/Frost Bankers, Inc...............................       70,950
       800 U.S. Trust Corp. .......................................      110,800
                                                                      ----------
                                                                         308,369
                                                                      ----------
 Beverages (0.9%):
     1,500 Canandaigua Brands, Inc., Class A(b)....................       73,500
                                                                      ----------
 Building Materials (0.7%):
     1,900 Texas Industries, Inc. .................................       57,000
                                                                      ----------
 Business Equipment & Services (1.0%):
     1,300 Zebra Technologies Corp., Class A(b)....................       86,531
                                                                      ----------
 Chemicals (2.9%):
     2,500 Cambrex Corp. ..........................................      100,313
     3,400 Geon Co.................................................       70,975
     2,100 Scotts Co., Class A(b)..................................       68,250
                                                                      ----------
                                                                         239,538
                                                                      ----------
 Commercial Services (1.2%):
     2,000 Profit Recovery Group International, Inc.(b)............       37,000
     3,800 Regis Corp..............................................       58,900
                                                                      ----------
                                                                          95,900
                                                                      ----------
 Computer Software & Services (9.6%):
     2,600 American Management Systems(b)..........................       82,713
       700 Clarify, Inc.(b)........................................      101,019
     1,600 eLoyalty Corp.(b).......................................       48,900
       800 HNC Software, Inc.(b)...................................       78,700
     1,400 Macromedia, Inc.(b).....................................      121,012
     2,200 Mercury Interactive Corp.(b)............................      212,024
     2,700 Progress Software Corp.(b)..............................       67,331
     1,200 RSA Security, Inc.(b)...................................       80,100
                                                                      ----------
                                                                         791,799
                                                                      ----------

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Computers & Peripherals (5.2%):
     3,100 Anixter International, Inc.(b)..........................   $   57,931
     2,000 National Computer Systems, Inc. ........................       79,500
     2,200 National Instruments Corp.(b)...........................       98,794
     4,300 S3, Inc.(b).............................................       68,531
     1,600 Technology Solutions Co.(b).............................       11,600
     3,200 Telxon Corp.............................................       68,800
     1,200 Xircom, Inc.(b).........................................       49,838
                                                                      ----------
                                                                         434,994
                                                                      ----------
 Consumer Products (0.7%):
     6,300 Action Performance Companies, Inc.(b)...................       57,094
                                                                      ----------
 Electronic Components/Instruments (3.9%):
     1,600 Benchmark Electronics, Inc.(b)..........................       50,600
     1,200 C-Cube Microsystems, Inc.(b)............................      111,900
     1,000 CTS Corp................................................       64,500
     1,700 Methode Electronics, Inc., Class A......................       98,813
                                                                      ----------
                                                                         325,813
                                                                      ----------
 Electronics (2.4%):
     1,400 Harman International Industries, Inc. ..................       86,713
     1,800 KEMET Corp.(b)..........................................      110,587
                                                                      ----------
                                                                         197,300
                                                                      ----------
 Financial Services (3.1%):
     3,600 AmeriCredit Corp.(b)....................................       49,950
     1,500 Eaton Vance Corp. ......................................       62,156
     1,600 Investors Financial Services Corp. .....................       64,800
       900 SEI Investments Co......................................       80,381
                                                                      ----------
                                                                         257,287
                                                                      ----------
 Food Products & Services (2.5%):
     5,900 Fleming Companies., Inc. ...............................       91,081
     3,900 Smithfield Food, Inc.(b)................................       60,450
     1,400 Whole Foods Market, Inc.(b).............................       53,156
                                                                      ----------
                                                                         204,687
                                                                      ----------
 Forest Products--Lumber & Paper (1.0%):
     4,400 Pope & Talbot, Inc......................................       84,150
                                                                      ----------
 Gas Distribution (2.2%):
     5,000 Energen Corp............................................       81,250
     2,700 New Jersey Resources Corp...............................      100,238
                                                                      ----------
                                                                         181,488
                                                                      ----------
 Health Care (3.2%):
     2,100 Cognex Corp.(b).........................................       92,269
     3,600 IDEXX Laboratories, Inc.(b).............................      106,425
     1,800 Universal Health Services, Class B(b)...................       69,975
                                                                      ----------
                                                                         268,669
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Home Builders (2.1%):
     5,700 D. R. Horton, Inc.......................................   $   64,125
     6,300 Ryland Group, Inc.......................................      111,825
                                                                      ----------
                                                                         175,950
                                                                      ----------
 Insurance (2.3%):
     1,300 E.W. Blanch Holdings, Inc...............................       61,100
     4,800 Selective Insurance Group, Inc..........................       74,100
     9,400 Sierra Health Services, Inc.(b).........................       57,575
                                                                      ----------
                                                                         192,775
                                                                      ----------
 Machinery & Equipment (1.6%):
     3,400 Gardner Denver, Inc.(b).................................       64,600
     2,600 Manitowoc Co., Inc......................................       70,038
                                                                      ----------
                                                                         134,638
                                                                      ----------
 Medical--Biotechnology (6.6%):
     1,100 IDEC Pharmaceuticals Corp.(b)...........................      154,963
       800 Incyte Pharmaceuticals, Inc.(b).........................      220,449
       700 Protein Design Labs, Inc.(b)............................      175,131
                                                                      ----------
                                                                         550,543
                                                                      ----------
 Medical Equipment & Supplies (0.8%):
     1,900 Patterson Dental Co.(b).................................       68,459
                                                                      ----------
 Metals--Processing & Fabrication (1.5%):
     4,900 Intermet Corp. .........................................       55,125
     3,300 Quanex Corp. ...........................................       70,331
                                                                      ----------
                                                                         125,456
                                                                      ----------
 Oil & Gas Exploration, Production, and Services (2.5%):
     3,600 HS Resources, Inc.(b)...................................       59,400
     2,600 Newfield Exploration Co.(b).............................       80,600
     7,000 Offshore Logistics, Inc.(b).............................       69,563
                                                                      ----------
                                                                         209,563
                                                                      ----------
 Pharmaceuticals (3.8%):
     2,000 Barr Laboratories, Inc.(b)..............................       95,250
     1,600 Jones Pharma, Inc. .....................................      114,800
     1,500 Vertex Pharmaceuticals, Inc. ...........................      108,938
                                                                      ----------
                                                                         318,988
                                                                      ----------
 Printing & Publishing (1.4%):
     4,000 Consolidated Graphics, Inc.(b)..........................       54,750
     2,300 Valassis Communications, Inc.(b)........................       63,681
                                                                      ----------
                                                                         118,431
                                                                      ----------
 Research and Development (1.0%):
     3,400 Pharmaceutical Product Development, Inc.(b).............       82,450
                                                                      ----------

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Restaurants (1.5%):
     3,800 Ruby Tuesday, Inc. .....................................   $   64,363
     2,100 The Cheesecake Factory, Inc.(b).........................       62,475
                                                                      ----------
                                                                         126,838
                                                                      ----------
 Retail (3.5%):
     7,800 Building Materials Holding Corp.(b).....................       78,244
    16,700 Gymboree Corp.(b).......................................       78,281
     6,100 Wet Seal, Inc., Class A(b)..............................       62,906
     1,900 Zale Corp.(b)...........................................       71,488
                                                                      ----------
                                                                         290,919
                                                                      ----------
 Semiconductors (11.5%):
       700 Alpha Industries, Inc.(b)...............................      101,631
     4,600 Applied Industrial Technologies, Inc. ..................       83,375
     2,600 Dallas Semiconductor Corp. .............................      104,975
       900 Etec Systems, Inc.(b)...................................      106,003
     1,200 Helix Technology Corp. .................................       85,350
       900 Kulicke & Soffa Industries, Inc.(b).....................       71,550
     1,600 Lattice Semiconductor Corp.(b)..........................      112,400
     1,200 Micrel, Inc.(b).........................................      138,299
     2,700 Silicon Valley Group, Inc.(b)...........................       68,344
     4,400 Ultratech Stepper, Inc.(b)..............................       77,000
                                                                      ----------
                                                                         948,927
                                                                      ----------
 Telecommunications (6.4%):
       500 Adaptive Broadband Corp.(b).............................       57,516
     1,500 Aspect Communications Corp.(b)..........................       96,655
     4,700 Brightpoint, Inc.(b)....................................       60,513
     1,900 CommScope, Inc.(b)......................................       73,981
     2,100 Digital Microwave Corp.(b)..............................       70,088
       600 Powerwave Technologies, Inc.(b).........................       95,925
     1,600 Whittman-Hart, Inc.(b)..................................       72,600
                                                                      ----------
                                                                         527,278
                                                                      ----------
 Textile Products (0.9%):
    12,400 Dixie Group, Inc.(b)....................................       71,300
                                                                      ----------
 Transportation & Shipping (2.4%):
     6,100 Arkansas Best Corp.(b)..................................       57,569
     2,100 Expeditors International of Washington, Inc. ...........       79,275
     1,900 USFreightways Corp. ....................................       63,175
                                                                      ----------
                                                                         200,019
                                                                      ----------
 Utilities--Electric (0.9%):
     2,500 CH Energy Group, Inc. ..................................       71,406
                                                                      ----------
  Total Common Stocks                                                  8,175,841
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                               February 29, 2000
                                  (Unaudited)

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Investment Companies (1.5%):
   121,302 American Performance Cash Management Fund...............   $  121,302
                                                                      ----------
  Total Investment Companies                                             121,302
                                                                      ----------
  Total Investments (Cost $6,884,131)(a)--100.0%                       8,297,143
                                                                      ----------
  Liabilities in excess of other assets--0.0%                            (3,084)
                                                                      ----------
  Total Net Assets--100.0%                                            $8,294,059
                                                                      ==========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $1,995,190
     Unrealized depreciation...............   (582,178)
                                            ----------
     Net unrealized appreciation........... $1,413,012
                                            ==========

(b) Represents non-income producing securities.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                               February 29, 2000
                                  (Unaudited)

1.Organization:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund").

 The investment objective of the U.S. Treasury Fund and the Cash Management Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Short-Term Income Fund and the Intermediate Bond Fund seek total return. The Intermediate Tax-Free Bond Fund's investment objective is to seek current income consistent with the preservation of capital, that is exempt from federal income tax. The Bond Fund's objective is to maximize total return. The Balanced Fund seeks capital appreciation and income. The Equity Fund seeks growth of capital and, secondarily, income. The Growth Equity Fund seeks long-term capital appreciation. The Small Cap Equity Fund seeks long-term capital appreciation and, secondarily, income.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments of the money market funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, corporate bonds, commercial paper, municipal bonds, and U.S. Government securities of the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Fund's Board of Trustees, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   Security Transactions and Related Income:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price
                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 29, 2000
                                  (Unaudited)
   and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of February 29, 2000.

   Organization Costs:

   All expenses incurred in connection with the Growth Equity Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

   On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Equity Fund were paid by Bank of Oklahoma, N.A.

   Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method.

   Repurchase Agreements:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary
                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 29, 2000
                                  (Unaudited)
   differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

3.Related Party Transactions:

 Bank of Oklahoma N.A. ("BOK") (successor to BankOklahoma Trust Company), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. Under the terms of the investment advisory agreements, BOK is entitled to receive fees based on a percentage of the average net assets of each of the Funds. BOK also serves the Funds as custodian.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average daily net assets of each of the Funds. Under a Sub-Administration agreement, BISYS pays BOK a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOK, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended February 29, 2000, BISYS received $4,994 from commissions earned on sales of shares of the variable net asset value funds, $4,462 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.

 Information regarding these transactions for the period ended February 29, 2000 is as follows:

                                                             U.S.       Cash
                                                           Treasury  Management
                                                             Fund       Fund
                                                           --------  ----------
  Investment Advisory Fees:
   Annual fee before voluntary fee reductions (percentage
    of average net assets)................................     0.40%      0.40%
   Voluntary fee reductions...............................       --   $307,334
  Administration Fees:
   Annual fee before voluntary fee reductions (percentage
    of average net assets)................................     0.20%      0.20%
   Voluntary fee reductions...............................       --   $111,757
  12b-1 Fees:
   Annual fee before voluntary fee reductions (percentage
    of average net assets)................................     0.25%      0.25%
   Voluntary fee reductions............................... $575,270   $698,477
  Custodian Fees:
   Annual fee (percentage of net assets)..................     0.03%      0.03%
  Transfer Agent and Mutual Fund Accountant Fees.......... $ 95,952   $115,573

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 29, 2000
                                  (Unaudited)

                                  Intermediate
                                    Tax-Free   Short-Term  Intermediate  Bond
                                   Bond Fund   Income Fund  Bond Fund    Fund
                                  ------------ ----------- ------------ -------
  Investment Advisory Fees:
   Annual fee before voluntary
    fee reductions (percentage
    of average net assets)......       0.55%        0.55%       0.55%      0.55%
   Voluntary fee reductions.....    $28,831     $176,993     $85,251    $60,364
  Administration Fees:
   Annual fee (percentage of
    average net assets).........       0.20%        0.20%       0.20%      0.20%
  12b-1 Fees:
   Annual fee before voluntary
    fee reductions (percentage
    of average net assets)......       0.25%        0.25%       0.25%      0.25%
   Voluntary fee reductions.....    $36,038     $ 25,745          --         --
  Custodian Fees:
   Annual fee (percentage of
    average net assets).........       0.03%        0.03%       0.03%      0.03%
  Transfer Agent and Mutual Fund
   Accountant Fees..............    $13,674     $ 42,033     $40,866    $26,833

                                    Balanced                Growth     Small Cap
                                      Fund    Equity Fund Equity Fund Equity Fund
                                    --------  ----------- ----------- -----------
  Investment Advisory Fees:
   Annual fee before voluntary fee
    reductions (percentage of
    average net assets)...........     0.74%       0.69%       0.69%       0.69%
   Voluntary fee reductions.......  $94,728    $163,718    $146,567     $26,372
  Administration Fees:
   Annual fee (percentage of
    average net assets)...........     0.20%       0.20%       0.20%       0.20%
  12b-1 Fees:
   Annual fee before voluntary fee
    reductions (percentage of
    average net assets)...........     0.25%       0.25%       0.25%       0.25%
   Voluntary fee reductions.......  $74,005          --          --     $ 9,555
  Custodian Fees:
   Annual fee (percentage of net
    assets).......................     0.03%       0.03%       0.03%       0.03%
  Transfer Agent and Mutual Fund
   Accountant Fees................  $22,827    $ 48,397    $ 42,945     $ 3,503

4.Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 are as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
  Intermediate Tax-Free Bond Fund.................... $         -- $  2,184,759
  Short-Term Income Fund.............................   18,157,802   18,110,246
  Intermediate Bond Fund.............................   10,034,433   13,385,579
  Bond Fund..........................................    6,685,768   12,312,164
  Balanced Fund......................................   32,243,486   32,147,787
  Equity Fund........................................   77,979,671  109,815,847
  Growth Equity Fund.................................  110,513,852   92,583,753
  Small Cap Equity Fund..............................    7,399,849    7,655,359

                                   Continued

AMERICAN PERFORMANCE FUNDS

                               February 29, 2000
                                  (Unaudited)

5.Federal Income Taxes:

 It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

6.Subsequent Events:

 On March 31, 2000, the Short-Term Income Fund and the Equity Fund issued shares to acquire all of the assets and liabilities of certain common trust funds of BOK. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation
 (depreciation) as of the conversion date.

                                                        Net Asset   Unrealized
                                                          Value   Appreciation/
                                     Shares  Net Assets Per Share (Depreciation)
                                     ------- ---------- --------- --------------
  Short-Term Income Fund............  83,252 $  820,862  $ 9.86      $  1,043
  Equity Fund....................... 102,410 $1,730,723  $16.90      $(20,441)

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                            U.S. Treasury Fund
                         ---------------------------------------------------------------
                          Six Months               Year Ended August 31,
                            Ended       ------------------------------------------------
                         February 29,
                             2000         1999      1998      1997      1996      1995
                         ------------   --------  --------  --------  --------  --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           --------     --------  --------  --------  --------  --------
Investment Activities:
 Net investment income..      0.023        0.042     0.048     0.046     0.047     0.048
                           --------     --------  --------  --------  --------  --------
  Total from Investment
   Activities...........      0.023        0.042     0.048     0.046     0.047     0.048
                           --------     --------  --------  --------  --------  --------
Distributions
 Net investment income..     (0.023)      (0.042)   (0.048)   (0.046)   (0.047)   (0.048)
                           --------     --------  --------  --------  --------  --------
  Total Distributions...     (0.023)      (0.042)   (0.048)   (0.046)   (0.047)   (0.048)
                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           ========     ========  ========  ========  ========  ========
Total Return............       2.33%(a)     4.26%     4.94%     4.74%     4.85%     4.95%
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $492,886     $394,415  $388,319  $298,424  $217,406  $187,007
 Ratio of expenses to
  average net assets....       0.71%(b)     0.71%     0.72%     0.72%     0.74%     0.75%
 Ratio of net investment
  income to average net
  assets................       4.66%(b)     4.17%     4.83%     4.65%     4.74%     4.88%
 Ratio of expenses to
  average net assets*...       0.96%(b)     0.96%     0.97%     0.97%     0.99%     1.00%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                           Cash Management Fund
                         ------------------------------------------------------------------
                          Six Months               Year Ended August 31,
                            Ended       ---------------------------------------------------
                         February 29,
                             2000         1999      1998      1997         1996      1995
                         ------------   --------  --------  --------     --------  --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $  1.000  $  1.000     $  1.000  $  1.000
                           --------     --------  --------  --------     --------  --------
Investment Activities:
 Net investment income..      0.025        0.045     0.050     0.049        0.050     0.052
 Net realized and
  unrealized loss on
  investments...........         --(d)        --        --    (0.010)          --        --
                           --------     --------  --------  --------     --------  --------
  Total from Investment
   Activities...........      0.025        0.045     0.050     0.039        0.050     0.052
                           --------     --------  --------  --------     --------  --------
Distributions
 Net investment income..     (0.025)      (0.045)   (0.050)   (0.049)      (0.050)   (0.052)
                           --------     --------  --------  --------     --------  --------
  Total Distributions...     (0.025)      (0.045)   (0.050)   (0.049)      (0.050)   (0.052)
                           --------     --------  --------  --------     --------  --------
 Capital Contributions..         --           --        --     0.010           --        --
                           --------     --------  --------  --------     --------  --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $  1.000  $  1.000     $  1.000  $  1.000
                           ========     ========  ========  ========     ========  ========
Total Return............       2.54%(b)     4.63%     5.14%     5.05%(a)     5.14%     5.30%
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $601,691     $551,880  $466,571  $331,095     $375,797  $194,807
 Ratio of expenses to
  average net assets....       0.55%(c)     0.65%     0.71%     0.72%        0.71%     0.74%
 Ratio of net investment
  income to average net
  assets................       5.06%(c)     4.53%     5.02%     4.93%        5.01%     5.18%
 Ratio of expenses to
  average net assets*...       0.95%(c)     0.95%     0.96%     0.97%        0.96%     0.99%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%.
(b) Not annualized.
(c) Annualized.
(d) Amount is less than $0.0005.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                   Intermediate Tax-Free Bond Fund
                         ----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       -------------------------------------------
                         February 29,
                             2000        1999     1998     1997     1996     1995
                         ------------   -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.51      $ 10.99  $ 10.78  $ 10.57  $ 10.67  $ 10.42
                           -------      -------  -------  -------  -------  -------
Investment Activities:
 Net investment income..      0.24         0.47     0.48     0.49     0.49     0.51
 Net realized and
  unrealized gain (loss)
  on investments........     (0.22)       (0.44)    0.28     0.21    (0.10)    0.25
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.02         0.03     0.76     0.70     0.39     0.76
                           -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.24)       (0.47)   (0.48)   (0.49)   (0.49)   (0.51)
 Net realized gains.....     (0.06)       (0.04)   (0.07)      --       --       --
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.30)       (0.51)   (0.55)   (0.49)   (0.49)   (0.51)
                           -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $ 10.23      $ 10.51  $ 10.99  $ 10.78  $ 10.57  $ 10.67
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      0.17%(a)     0.19%    7.28%    6.79%    3.68%    7.62%
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $27,074      $30,353  $30,454  $26,544  $31,036  $28,114
 Ratio of expenses to
  average net assets....      0.74%(b)     0.75%    0.74%    0.74%    0.75%    0.51%
 Ratio of net investment
  income to average net
  assets................      4.60%(b)     4.33%    4.44%    4.61%    4.58%    4.99%
 Ratio of expenses to
  average net assets*...      1.19%(b)     1.20%    1.19%    1.19%    1.20%    1.24%
 Portfolio turnover.....      0.00%       11.96%   19.10%   11.38%   19.53%    8.35%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                           Short-Term Income Fund
                         ------------------------------------------------------------------
                          Six Months         Year Ended August 31,             October 19,
                            Ended       ------------------------------------      1994
                         February 29,                                         to August 31,
                             2000        1999       1998     1997     1996       1995(a)
                         ------------   -------    -------  -------  -------  -------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.89      $ 10.12    $  9.92  $  9.79  $  9.95     $ 10.00
                           -------      -------    -------  -------  -------     -------
Investment Activities:
 Net investment income..      0.30         0.59       0.62     0.61     0.59        0.52
 Net realized and
  unrealized gain (loss)
  on investments........     (0.06)       (0.23)      0.20     0.14    (0.14)      (0.05)
                           -------      -------    -------  -------  -------     -------
  Total from Investment
   Activities...........      0.24         0.36       0.82     0.75     0.45        0.47
                           -------      -------    -------  -------  -------     -------
Distributions
 Net investment income..     (0.30)       (0.59)     (0.62)   (0.61)   (0.59)      (0.52)
 In excess of net
  investment income.....        --           --         --    (0.01)      --          --
 Net realized gains.....        --           --         --       --    (0.01)         --
 In excess of net
  realized gains........        --           --(b)      --       --    (0.01)         --
                           -------      -------    -------  -------  -------     -------
  Total Distributions...     (0.30)       (0.59)     (0.62)   (0.62)   (0.61)      (0.52)
                           -------      -------    -------  -------  -------     -------
Net Asset Value, End of
 Period.................   $  9.83      $  9.89    $ 10.12  $  9.92  $  9.79     $  9.95
                           =======      =======    =======  =======  =======     =======
Total Return (excludes
 sales charge)..........      2.49%(c)     3.66%      8.47%    7.85%    4.64%       4.81%(c)
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $63,420      $62,523    $32,390  $15,658  $14,399     $10,228
 Ratio of expenses to
  average net assets....      0.61%(d)     0.56%      0.41%    0.33%    0.41%       0.57%(d)
 Ratio of net investment
  income to average net
  assets................      6.18%(d)     5.85%      6.15%    6.14%    5.95%       5.96%(d)
 Ratio of expenses to
  average net assets*...      1.24%(d)     1.24%      1.22%    1.16%    1.24%       1.47%(d)
 Portfolio turnover.....     29.69%      109.69%     60.02%   37.55%   80.98%     212.35%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Distribution per share was less than $0.005.
(c) Not annualized.
(d) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                        Intermediate Bond Fund
                         ----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       -------------------------------------------
                         February 29,
                             2000        1999     1998     1997     1996     1995
                         ------------   -------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 10.08      $ 10.50  $ 10.23  $ 10.01  $ 10.26  $ 10.23
                           -------      -------  -------  -------  -------  -------
Investment Activities:
 Net investment income..      0.30         0.60     0.61     0.60     0.60     0.61
 Net realized and
  unrealized gain (loss)
  on investments........     (0.12)       (0.42)    0.27     0.22    (0.25)    0.06
                           -------      -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.18         0.18     0.88     0.82     0.35     0.67
                           -------      -------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.30)       (0.60)   (0.61)   (0.60)   (0.60)   (0.61)
 In excess of net
  realized gains........        --           --       --       --       --    (0.03)
                           -------      -------  -------  -------  -------  -------
  Total Distributions...     (0.30)       (0.60)   (0.61)   (0.60)   (0.60)   (0.64)
                           -------      -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $  9.96      $ 10.08  $ 10.50  $ 10.23  $ 10.01  $ 10.26
                           =======      =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      1.81%(a)     1.73%    8.80%    8.38%    3.41%    6.81%
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $83,207      $87,132  $85,382  $77,319  $63,088  $74,395
 Ratio of expenses to
  average net assets....      0.98%(b)     0.97%    0.95%    0.93%    0.95%    0.98%
 Ratio of net investment
  income to average net
  assets................      6.03%(b)     5.80%    5.86%    5.89%    5.84%    6.00%
 Ratio of expenses to
  average net assets*...      1.18%(b)     1.17%    1.15%    1.13%    1.15%    1.18%
 Portfolio turnover.....     12.08%       34.47%   31.98%   40.77%  129.97%  154.43%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Bond Fund
                         -----------------------------------------------------------
                          Six Months             Year Ended August 31,
                            Ended       --------------------------------------------
                         February 29,
                             2000        1999      1998     1997     1996     1995
                         ------------   -------   -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.18      $  9.76   $  9.29  $  8.99  $  9.29  $  9.36
                           -------      -------   -------  -------  -------  -------
Investment Activities:
 Net investment income..      0.29         0.57      0.57     0.58     0.57     0.56
 Net realized and
  unrealized gain (loss)
  on investments........     (0.12)       (0.58)     0.47     0.30    (0.30)    0.15
                           -------      -------   -------  -------  -------  -------
  Total from Investment
   Activities...........      0.17        (0.01)     1.04     0.88     0.27     0.71
                           -------      -------   -------  -------  -------  -------
Distributions
 Net investment income..     (0.29)       (0.57)    (0.57)   (0.58)   (0.57)   (0.56)
 In excess of net
  realized gains........        --           --        --       --       --    (0.22)
                           -------      -------   -------  -------  -------  -------
  Total Distributions...     (0.29)       (0.57)    (0.57)   (0.58)   (0.57)   (0.78)
                           -------      -------   -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $  9.06      $  9.18   $  9.76  $  9.29  $  8.99  $  9.29
                           =======      =======   =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      1.82%(a)    (0.19)%   11.54%   10.03%    2.84%    8.21%
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $57,225      $62,721   $52,706  $35,454  $32,807  $37,293
 Ratio of expenses to
  average net assets....      0.98%(b)     0.97%     0.96%    0.94%    0.96%    1.03%
 Ratio of net investment
  income to average net
  assets................      6.28%(b)     5.95%     6.02%    6.29%    6.08%    6.18%
 Ratio of expenses to
  average net assets*...      1.18%(b)     1.17%     1.16%    1.14%    1.16%    1.23%
 Portfolio turnover.....     11.36%       41.02%    47.80%   83.65%   61.02%  185.48%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Balanced Fund
                         -------------------------------------------------------------
                          Six Months         Year Ended August 31,           June 1,
                            Ended       ----------------------------------   1995 to
                         February 29,                                       August 31,
                             2000        1999     1998     1997     1996     1995(a)
                         ------------   -------  -------  -------  -------  ----------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 13.62      $ 12.37  $ 13.38  $ 11.28  $ 10.62   $ 10.00
                           -------      -------  -------  -------  -------   -------
Investment Activities:
 Net investment income..      0.21         0.34     0.40     0.41     0.35      0.08
 Net realized and
  unrealized gain on
  investments...........      0.30         1.90     0.21     2.46     0.79      0.62
                           -------      -------  -------  -------  -------   -------
  Total from Investment
   Activities...........      0.51         2.24     0.61     2.87     1.14      0.70
                           -------      -------  -------  -------  -------   -------
Distributions
 Net investment income..     (0.16)       (0.34)   (0.34)   (0.41)   (0.35)    (0.08)
 Net realized gains.....     (1.13)       (0.65)   (1.28)   (0.36)   (0.13)       --
                           -------      -------  -------  -------  -------   -------
  Total Distributions...     (1.29)       (0.99)   (1.62)   (0.77)   (0.48)    (0.08)
                           -------      -------  -------  -------  -------   -------
Net Asset Value, End of
 Period.................   $ 12.84      $ 13.62  $ 12.37  $ 13.38  $ 11.28   $ 10.62
                           =======      =======  =======  =======  =======   =======
Total Return (excludes
 sales charge)..........      3.64%(b)    18.51%    4.55%   26.33%   10.87%     6.98%(b)
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $60,417      $56,571  $40,656  $30,249  $22,592   $12,842
 Ratio of expenses to
  average net assets....      0.78%(c)     0.67%    0.47%    0.36%    0.38%     0.90%(c)
 Ratio of net investment
  income to average net
  assets................      2.39%(c)     2.52%    3.02%    3.34%    3.27%     3.17%(c)
 Ratio of expenses to
  average net assets*...      1.35%(c)     1.35%    1.34%    1.38%    1.40%     1.92%(c)
 Portfolio turnover.....     57.49%       99.94%   78.07%   66.12%   71.89%    18.68%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                               Equity Fund
                         -------------------------------------------------------------
                          Six Months              Year Ended August 31,
                            Ended       ----------------------------------------------
                         February 29,
                             2000         1999      1998      1997     1996     1995
                         ------------   --------  --------  --------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  18.16     $  15.06  $  17.33  $  13.73  $ 12.33  $ 11.85
                           --------     --------  --------  --------  -------  -------
Investment Activities:
 Net investment income..       0.04         0.06      0.08      0.13     0.18     0.20
 Net realized and
  unrealized gain on
  investments...........       0.48         4.06      0.19      5.03     2.04     1.77
                           --------     --------  --------  --------  -------  -------
  Total from Investment
   Activities...........       0.52         4.12      0.27      5.16     2.22     1.97
                           --------     --------  --------  --------  -------  -------
Distributions
 Net investment income..      (0.04)       (0.06)    (0.07)    (0.13)   (0.18)   (0.19)
 In excess of net
  investment income.....         --           --        --     (0.01)      --       --
 Net realized gains.....      (3.21)       (0.96)    (2.47)    (1.42)   (0.64)   (0.39)
 In excess of net
  realized gains........         --           --        --        --       --    (0.91)
                           --------     --------  --------  --------  -------  -------
  Total Distributions...      (3.25)       (1.02)    (2.54)    (1.56)   (0.82)   (1.49)
                           --------     --------  --------  --------  -------  -------
Net Asset Value, End of
 Period.................   $  15.43     $  18.16  $  15.06  $  17.33  $ 13.73  $ 12.33
                           ========     ========  ========  ========  =======  =======
Total Return (excludes
 sales charge)..........       2.01%(a)    27.92%     0.79%    40.23%   18.53%   19.74%
Ratios/Supplementary
 Data:
 Net Assets at end of
  period (000)..........   $153,736     $183,777  $166,965  $170,887  $86,352  $76,398
 Ratio of expenses to
  average net assets....       1.08%(b)     1.08%     1.07%     1.06%    1.08%    1.14%
 Ratio of net investment
  income to average net
  assets................       0.31%(b)     0.33%     0.44%     0.88%    1.35%    1.73%
 Ratio of expenses to
  average net assets*...       1.27%(b)     1.27%     1.26%     1.25%    1.27%    1.33%
 Portfolio turnover.....      45.93%      120.70%    72.10%    93.82%   67.46%  100.44%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)Not annualized.
(b)Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                               Growth Equity Fund
                                       --------------------------------------
                                        Six Months                November 3,
                                          Ended        Year Ended   1997 to
                                       February 29,    August 31, August 31,
                                           2000           1999      1998(a)
                                       ------------    ---------- -----------
                                       (Unaudited)
Net Asset Value, Beginning of Period..   $  15.46       $  11.25    $ 10.00
                                         --------       --------    -------
Investment Activities:
 Net investment income (loss).........      (0.01)            --       0.02
 Net realized and unrealized gain on
  investments.........................       1.64           4.67       1.25
                                         --------       --------    -------
  Total from Investment Activities....       1.63           4.67       1.27
                                         --------       --------    -------
Distributions
 Net investment income................         --          (0.01)     (0.02)
 In excess of net investment income...         --          (0.01)        --
 Net realized gains...................      (1.95)         (0.44)        --
                                         --------       --------    -------
  Total Distributions.................      (1.95)         (0.46)     (0.02)
                                         --------       --------    -------
Net Asset Value, End of Period........   $  15.14       $  15.46    $ 11.25
                                         ========       ========    =======
Total Return (excludes sales charge)..      10.05%(b)      42.19%     12.69%(b)
Ratios/Supplementary Data:
 Net Assets at end of period (000)....   $169,087       $135,376    $78,677
 Ratio of expenses to average net
  assets..............................       1.09%(c)       1.09%      1.12%(c)
 Ratio of net investment income (loss)
  to average net assets...............      (0.19)%(c)      0.01%      0.24%(c)
 Ratio of expenses to average net
  assets*.............................       1.28%(c)       1.28%      1.31%(c)
 Portfolio turnover...................      62.03%        124.80%     36.08%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                      Small Cap Equity Fund
                                                    --------------------------
                                                     Six Months   February 17,
                                                       Ended        1999 to
                                                    February 29,   August 31,
                                                        2000        1999(a)
                                                    ------------  ------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period...............    $10.47        $10.00
                                                       ------        ------
Investment Activities:
 Net investment income.............................      0.04          0.02
 Net realized and unrealized gain on investments...      1.74          0.46
                                                       ------        ------
  Total from Investment Activities.................      1.78          0.48
                                                       ------        ------
Distributions
 Net investment income.............................     (0.03)        (0.01)
 Net realized gains................................     (0.13)           --
                                                       ------        ------
  Total Distributions..............................     (0.16)        (0.01)
                                                       ------        ------
Net Asset Value, End of Period.....................    $12.09        $10.47
                                                       ======        ======
Total Return (excludes sales charge)...............     17.11%(b)      4.77%(b)
Ratios/Supplementary Data:
 Net Assets at end of period (000).................    $8,294        $7,390
 Ratio of expenses to average net assets...........      0.56%(c)      0.70%(c)
 Ratio of net investment income to average net
  assets...........................................      0.32%(c)      0.37%(c)
 Ratio of expenses to average net assets*..........      1.50%(c)      1.63%(c)
 Portfolio turnover................................     99.04%        74.58%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Supplemental Information

                        Results of Shareholder Meeting
                                  (Unaudited)
Proxy:

On December 16, 1999, special meetings of the shareholders of the American Performance Funds were held to consider various proposals. The actual vote tabulations for the various issues are as follows:

Cash Management Fund

Issue 1.
     Approval of the amendment to the American Performance Cash Management Fund's concentration policy and related concentration restriction to allow the Fund, to concentrate its investments in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks.

For
 463,304,240
Against
   1,685,972
Abstain   --

Intermediate Bond Fund

Issue 2.
     Approval of the amendment to the American Performance Intermediate Bond Fund's investment objective to seek to maximize total return.

For7,298,208
Against   --
Abstain
     376,946

Short-Term Income Fund

Issue 3.
     Approval of the amendment to the American Performance Short-Term Income Fund's investment objective to seek to maximize total return.

For5,411,159
Against2,454
Abstain   --

Balanced Fund

Issue 4.
     Approval of the amendment to the American Performance Balanced Fund's investment objective to seek capital appreciation and income.

For3,971,036
Against   --
Abstain   --

AMERICAN PERFORMANCE FUNDS
                                                          ----------------
                                                             BULK RATE
                                                            U.S. POSTAGE
                                                                PAID
                                                            LANCASTER, PA
                                                           PERMIT NO. 1793
                                                          ----------------
          Investment Adviser

          Bank of Oklahoma, N.A.
          Bank Oklahoma Tower
          Tulsa, Oklahoma 74103

          Manager, Administrator,
          and Distributor

          BISYS Fund Services
          3435 Stelzer Road
          Columbus, Ohio 43219-3055

          Legal Counsel

          Ropes & Gray
          One Franklin Square
          1301 K Street N.W.
          Washington, DC 20005

          Auditors

          KPMG LLP
          Two Nationwide Plaza
          Columbus, Ohio 43215
                                                      AMERICAN PERFORMANCE FUNDS
                                                      3435 Stelzer Road
                                                      Columbus, Ohio 43219-3055

          4/00